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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  Septmeber 30


Date of reporting period:  October 1, 2015 through September 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Strategic
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | September 30, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PSRAX
                        Class C     PSRCX
                        Class K     STRKX
                        Class R     STIRX
                        Class Y     STRYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             12

Prices and Distributions                                                      13

Performance Update                                                            14

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          90

Notes to Financial Statements                                                 99

Report of Independent Registered Public Accounting Firm                      118

Approval of Investment Advisory Agreement                                    120

Trustees, Officers and Service Providers                                     125

                       Pioneer Strategic Income Fund | Annual Report | 9/30/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through 9/30/16, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining short-term interest rates at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product grew at a rate of approximately 1.2% in the first half of 2016, although there are signs of stronger growth ahead, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields outside the U.S. are near zero and offer minimal opportunity to produce income. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it may take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape, with the U.S. elections in November, continued challenges with Brexit, and the December 2016 referendum on the Italian political system. These factors may make it even more challenging for investors to achieve returns similar to those experienced during periods of perceived market stability or economic growth. Against this backdrop, investors are likely to face challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using

2 Pioneer Strategic Income Fund | Annual Report | 9/30/16 proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
September 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/16 3

Portfolio Management Discussion | 9/30/16

Bond markets, led by high-yield bonds and other credit-sensitive securities, performed strongly over the 12-month period ended September 30, 2016, recovering from a weak start in the early months of the period. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income Fund during the 12-month period. Mr. Taubes, Chief Investment Officer, U.S., Executive Vice President, and a portfolio manager at Pioneer, is responsible for daily management of the Fund, supported by Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the 12-month period ended September 30, 2016?

A Pioneer Strategic Income Fund's Class A shares returned 7.50% at net asset value during the 12-month period ended September 30, 2016, while the Fund's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned 6.11%. During the same period, the average return of the 306 mutual funds in Lipper's Multi-Sector Income Funds category was 6.77%, and the average return of the 354 mutual funds in Morningstar's Multisector Bond Funds category was 7.33%.

Q How would you describe the market environment for fixed-income investments during the 12-month period ended September 30, 2016?

A The investment climate - especially for the more credit-sensitive sectors of the market -- changed suddenly and dramatically in February 2016 when investors moved from being averse to credit risk to aggressively seeking more of it. For the first four months of the period, beginning in October 2015, high-yield corporates and other credit-linked debt struggled in a "risk-off" market environment.

     The market interpreted the decision in December 2015 by the U.S. Federal Reserve (the Fed) to raise the Federal funds discount rate by 0.25% - the first such hike in nine years - as a sign that further rate increases were likely to follow during 2016, and that the Fed was becoming less accommodative.

4 Pioneer Strategic Income Fund | Annual Report | 9/30/16

     Declining prices for oil and other commodities combined with sluggish-to-modest economic growth in the United States, as well as evidence of economic weakening in foreign markets, all combined to create an environment in which so-called riskier assets fell out of favor while investors sought out higher-quality debt.

     Market conditions changed abruptly in February 2016, however, when oil and commodity prices finally bottomed. The following month, the Fed reduced its expected pace of four interest-rate hikes for 2016 down to an estimate of one (two at the most). The strengthened oil prices as well as the new guidance from the Fed helped jump-start a rally in high-yield bonds and other credit-linked securities that continued almost unabated through the end of the 12-month period. The only noteworthy interruption to the rally occurred in June on the news that the British electorate had voted in favor of exiting the European Union ("Brexit"). While the initial market reaction to the Brexit vote resulted in a quick two-day sell-off, high-yield bonds and other asset classes soon recovered and had reversed those losses by the end of the second calendar quarter (June 30). Over the remaining months of the period, oil prices continued to strengthen, ending up at $48.24 per barrel as of September 30, 2016, up from an April low of $38.84 per barrel. In fact, over the final eight months of the period, energy industry securities, which had been among the worst performers during the 2015 market downturn, led the overall advance by high-yield bonds. Metals & mining industry debt, another underperformer during the market's late-2015/early-2016 decline, also outpaced the general high-yield market during the rally.

     Outside the high-yield universe, other credit-linked debt also improved in performance from mid-February to the end of the period, with lower-quality issues outperforming higher-quality debt. Emerging markets securities rallied, while investment-grade corporates outpaced government agency mortgages. Non-traditional asset classes such as bank loans and insurance-linked securities (ILS, sometimes called "catastrophe bonds") also participated in the rally. One exception to the overall upward trend was found in hybrid securities issued by some larger global banks, which declined in value as investors worried about risk exposure to the economic situation in Europe and Great Britain.

     U.S. Treasuries, as the highest-quality sector in the fixed-income market, underperformed most credit-linked debt over the full 12 months. Nevertheless, intermediate- and longer-maturity Treasuries posted healthy

                       Pioneer Strategic Income Fund | Annual Report | 9/30/16 5 returns for the period as their yields declined and their prices rose. Meanwhile, short-maturity Treasuries struggled during the period as their yields rose and the yield curve, which reflects the difference between longer-maturity yields and short-maturity yields, flattened. During the 12-month period, the yield on 30-year Treasuries declined by 54 basis points (bps), while 10-year Treasury yields fell by 44 bps. (A basis point is equal to 0.01%.) In contrast, the yield on one-year Treasuries rose by 28 bps, while the two-year Treasury yield rose by 13 bps.

Q What were the principal factors that aided the Fund's benchmark-relative performance during the 12-month period ended September 30, 2016?

A Our emphasis on the credit-sensitive sectors in the portfolio led to the Fund's outperformance of the Bloomberg Barclays Index during the period, especially over the final seven months. The Fund's allocations to domestic corporate bonds, both high yield and investment grade, provided a substantial lift to benchmark-relative results, as did portfolio exposures to several non-benchmark asset types, including ILS and bank loans.

     The Fund's overweight to U.S. high-yield corporates, especially in the energy and industrials areas, was a particularly beneficial position during the period. We had increased the size of the portfolio's high-yield allocation after spreads widened substantially in February, and the greater exposure made a strong positive contribution to the Fund's benchmark-relative returns as high-yield securities bottomed and then began outperforming. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Similarly, the Fund's positions in emerging markets debt also aided benchmark-relative returns. In addition, given that riskier assets drove the market's performance during the period, the Fund's benchmark-relative returns benefited from the portfolio's light exposure to the lowest-risk part of the market -- U.S. Treasuries. Most of the Fund's Treasury holdings were actually Treasury Inflation Protected Securities, or TIPS.

     With regard to individual securities, the portfolio's energy holdings had a sizable positive effect on the Fund's benchmark-relative performance during the period, as eight of the 10 biggest contributors to relative returns in the portfolio were securities issued by energy companies. Among that group, the best performer was the debt of Williams Companies, a pipeline firm whose bonds rallied even after the company's credit rating received a downgrade from "investment grade" to "high yield."

6 Pioneer Strategic Income Fund | Annual Report | 9/30/16

Q Which investment strategies or individual securities detracted from the Fund's benchmark-relative performance during the 12-month period ended September 30, 2016?

A Duration and currency positioning were the two biggest drags on the Fund's benchmark-relative performance during the period. With regard to the portfolio's duration, we kept it short of the Bloomberg Barclays Index's throughout the period due to our concerns about the potential risk of rising interest rates should the Fed resume tightening monetary policy. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) Unfortunately, as market interest rates for long- and intermediate-term securities declined, the Fund's short-duration stance held back relative performance. As of September 30, 2016, the average effective duration of the Fund's holdings was 4.1 years, compared with a 5.5-year average duration for the Bloomberg Barclays Index.

     Currency positioning also turned out to have a slight negative effect on the Fund's benchmark-relative performance. While portfolio positions in some emerging markets currencies - notably Russian and Brazilian - fared pretty well, those positive results were not enough to overcome the negatives generated by the portfolio's allocation to Mexico's currency. The peso performed poorly during the period, as investors grew concerned about weakening economic fundamentals as well as rising political risks.

     With regard to individual securities, as oil prices stabilized and recovered, almost all energy company bonds rallied during the 12-month period. There were exceptions, however, including the Fund's position in EP Energy, which detracted from benchmark-relative performance. EP's finances were not strong enough to recover from the earlier slump in oil prices. In a similar vein, the Fund's position in steel producer Essar Steel (metals & mining) also detracted from relative returns, as the company was unable to bounce back from the earlier decline in commodity prices.

Q What factors affected the Fund's distributions to shareholders, or yield, during the 12-month period ended September 30, 2016?

A The Fund's distributions to shareholders were stable over the 12 months, although the distribution rate, expressed as a percentage of net asset value, declined as the value of the Fund's holdings appreciated over the period and the net asset value rose.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/16 7

Q Did the Fund invest in any derivative securities over the 12-month period ended September 30, 2016? If so, did the positions have any material impact on the Fund's relative performance?

A Yes, the Fund held three types of derivative securities during the period. We invested in credit default swaps as a tactic to increase the Fund's exposure to high-yield debt, and the swaps had a positive effect on the Fund's results. We also invested in Treasury futures transactions as a way of keeping the Fund's duration shorter than the benchmark. As noted earlier, the portfolio's short-duration positioning held back the Fund's benchmark-relative performance, and so the use of Treasury futures hurt results. Finally, we invested in currency forward transactions to reduce the effects on the portfolio of any volatility in the currency markets. The currency forwards did not have a material effect on the Fund's results.

Q    What is your investment outlook?

A We continue to be optimistic about opportunities in the credit-sensitive sectors of the fixed-income market, and we plan to continue to emphasize economically sensitive securities in the Fund's portfolio. Nevertheless, we have recently pulled back on the Fund's credit-risk exposures as yield spreads have narrowed and lower-rated securities no longer provide investors with as much additional income as they did a year ago.

     We think the domestic economy should continue to expand, perhaps in a range of about 2% annual gross domestic product (GDP) growth in the coming months. We see gains in the job market and strength in consumer spending sustaining the U.S. economic recovery, and while global growth trends appear weaker than domestic trends, we do see signs of economic strengthening overseas, which should benefit the credit-sensitive sectors, including high-yield bonds.

     To be sure, though, there are reasons for caution. As defaults have risen over the past year, many investors are worried about a large number of corporations becoming over-leveraged, with burdensome debt obligations. We do not think that is happening, however, as banks in general have not been overly aggressive in granting loans. We suspect high-yield defaults may have peaked in the third quarter of 2016, and are likely to decline during 2017. However, if the domestic economic expansion sputters and the economy begins weakening, we would start seeing more defaults next year. That would be concerning because it would be an indication that the corporate profit cycle may already have peaked at the same time corporations

8 Pioneer Strategic Income Fund | Annual Report | 9/30/16 have begun to feel greater wage pressures than they have experienced in recent years. In the high-yield bond market, spreads have tightened to levels below long-term averages, signaling that the values available in high yield may be less attractive than they were several months ago.

     Political risks, too, have risen. The risks range from uncertainties about the potential results of the fiercely contested U.S. presidential election, the unknown effects of the Brexit vote in Great Britain, and the outcomes of upcoming elections in several European countries. Such risks have the potential to increase market volatility in the coming months. Finally, the Fed's stance on interest-rate hikes is another source of concern, especially if it decides to get more aggressive in tightening monetary policy next year.

     We, in fact, do believe the Fed is likely to be more proactive in adjusting monetary policy, with a hike in the Fed funds rate likely in December 2016, and more increases potentially coming in 2017. Therefore, we plan to maintain the Fund's short-duration stance relative to the benchmark.

     With regard to portfolio positioning, we continued to keep the Fund's holdings well diversified* by market sector throughout the 12-month period. As of September 30, 2016, the Fund's largest sector weighting was in U.S. corporate bonds, at just over 24% of the portfolio, followed by U.S. government securities, at just under 24%. The Fund also had good-sized allocations to international corporates (17%), collateralized mortgage obligations (11%), and senior secured bank loans (more than 9%) as of period end.

*    Diversification does not assure a profit nor protect against loss.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/16 9

Please refer to the Schedule of Investments on pages 21-89 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

10 Pioneer Strategic Income Fund | Annual Report | 9/30/16

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 11

Portfolio Summary | 9/30/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       24.6%
U.S. Government Securities                                                 23.8%
International Corporate Bonds                                              17.3%
Collateralized Mortgage Obligations                                        11.0%
Senior Secured Loans                                                        9.5%
Asset Backed Securities                                                     4.2%
Foreign Government Bonds                                                    4.2%
Temporary Cash Investments                                                  1.4%
Municipal Bonds                                                             1.3%
Convertible Corporate Bonds                                                 1.1%
International Common Stocks                                                 0.8%
Convertible Preferred Stocks                                                0.7%
U.S. Preferred Stocks                                                       0.1%
International Preferred Stocks                                              0.0%+
U.S. Common Stocks                                                          0.0%+

+    Amount rounds to less than 0.1%.

* Includes investments in insurance-linked securities totaling 3.7% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                  1.96%
--------------------------------------------------------------------------------
 2. U.S. Treasury Bills, 10/13/16                                          1.95
--------------------------------------------------------------------------------
 3. Fannie Mae, 3.5%, 10/13/16 (TBA)                                       1.54
--------------------------------------------------------------------------------
 4. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                   1.10
--------------------------------------------------------------------------------
 5. U.S. Treasury Bills, 11/3/16                                           0.79
--------------------------------------------------------------------------------
 6. Fannie Mae, 3.0%, 10/13/16 (TBA)                                       0.74
--------------------------------------------------------------------------------
 7. International Bank for Reconstruction & Development, 3.5%, 1/22/21     0.67
--------------------------------------------------------------------------------
 8. Wells Fargo & Co., 7.5%                                                0.66
--------------------------------------------------------------------------------
 9. New Zealand Government Bond, 4.5%, 4/15/27                             0.65
--------------------------------------------------------------------------------
10. Fannie Mae, 5.0%, 11/1/44                                              0.59
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

12 Pioneer Strategic Income Fund | Annual Report | 9/30/16

Prices and Distributions | 9/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                      9/30/16                         9/30/15
--------------------------------------------------------------------------------
          A                        $10.76                          $10.36
--------------------------------------------------------------------------------
          C                        $10.53                          $10.13
--------------------------------------------------------------------------------
          K                        $10.78                          $10.38
--------------------------------------------------------------------------------
          R                        $10.93                          $10.52
--------------------------------------------------------------------------------
          Y                        $10.76                          $10.36
--------------------------------------------------------------------------------

Distributions per Share: 9/30/15-9/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Short-Term            Long-Term
        Class          Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A             $0.3600             $ --                 $ --
--------------------------------------------------------------------------------
          C             $0.2839             $ --                 $ --
--------------------------------------------------------------------------------
          K             $0.4061             $ --                 $ --
--------------------------------------------------------------------------------
          R             $0.3294             $ --                 $ --
--------------------------------------------------------------------------------
          Y             $0.3931             $ --                 $ --
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-18.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 13

Performance Update | 9/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                                   Bloomberg
                    Net           Public           Barclays
                    Asset         Offering         U.S.
                    Value         Price            Universal
Period              (NAV)         (POP)            Index
--------------------------------------------------------------------------------
10 Years            6.16%         5.67%            5.00%
5 Years             5.19          4.23             3.62
1 Year              7.50          2.65             6.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Strategic       Bloomberg Barclays
                    Income Fund             U.S. Universal Index
9/06                $ 9,550                 $10,000
9/07                $10,154                 $10,530
9/08                $10,079                 $10,774
9/09                $11,660                 $11,950
9/10                $13,210                 $13,016
9/11                $13,475                 $13,637
9/12                $15,050                 $14,516
9/13                $15,334                 $14,371
9/14                $16,338                 $15,002
9/15                $16,141                 $15,353
9/16                $17,352                 $16,291

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Strategic Income Fund | Annual Report | 9/30/16

Performance Update | 9/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                                   Bloomberg
                                                   Barclays
                                                   U.S.
                    If            If               Universal
Period              Held          Redeemed         Index
--------------------------------------------------------------------------------
10 Years            5.43%         5.43%            5.00%
5 Years             4.47          4.47             3.62
1 Year              6.88          6.88             6.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Strategic       Bloomberg Barclays
                    Income Fund             U.S. Universal Index
9/06                $10,000                 $10,000
9/07                $10,561                 $10,530
9/08                $10,403                 $10,774
9/09                $11,949                 $11,950
9/10                $13,453                 $13,016
9/11                $13,632                 $13,637
9/12                $15,127                 $14,516
9/13                $15,295                 $14,371
9/14                $16,177                 $15,002
9/15                $15,870                 $15,353
9/16                $16,961                 $16,291

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 15

Performance Update | 9/30/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                  Bloomberg
                    Net           Barclays
                    Asset         U.S.
                    Value         Universal
Period              (NAV)         Index
--------------------------------------------------------------------------------
10 Years            6.34%         5.00%
5 Years             5.55          3.62
1 Year              7.96          6.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.61%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Strategic       Bloomberg Barclays
                    Income Fund             U.S. Universal Index
9/06                $5,000,000              $5,000,000
9/07                $5,317,836              $5,264,842
9/08                $5,278,339              $5,387,181
9/09                $6,106,611              $5,975,076
9/10                $6,918,252              $6,507,791
9/11                $7,056,866              $6,818,416
9/12                $7,881,989              $7,257,898
9/13                $8,067,640              $7,185,586
9/14                $8,621,577              $7,501,213
9/15                $8,562,326              $7,676,309
9/16                $9,243,781              $8,145,505

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Strategic Income Fund | Annual Report | 9/30/16

Performance Update | 9/30/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                  Bloomberg
                    Net           Barclays
                    Asset         U.S.
                    Value         Universal
Period              (NAV)         Index
--------------------------------------------------------------------------------
10 Years            5.85%         5.00%
5 Years             4.83          3.62
1 Year              7.17          6.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.38%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Strategic       Bloomberg Barclays
                    Income Fund             U.S. Universal Index
9/06                $10,000                 $10,000
9/07                $10,608                 $10,530
9/08                $10,510                 $10,774
9/09                $12,134                 $11,950
9/10                $13,720                 $13,016
9/11                $13,944                 $13,637
9/12                $15,526                 $14,516
9/13                $15,772                 $14,371
9/14                $16,725                 $15,002
9/15                $16,468                 $15,353
9/16                $17,649                 $16,291

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 17

Performance Update | 9/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                                  Bloomberg
                    Net           Barclays
                    Asset         U.S.
                    Value         Universal
Period              (NAV)         Index
--------------------------------------------------------------------------------
10 Years            6.50%         5.00%
5 Years             5.50          3.62
1 Year              7.84          6.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Strategic       Bloomberg Barclays
                    Income Fund             U.S. Universal Index
9/06                $5,000,000              $5,000,000
9/07                $5,326,825              $5,264,842
9/08                $5,312,249              $5,387,181
9/09                $6,167,998              $5,975,076
9/10                $7,016,279              $6,507,791
9/11                $7,181,681              $6,818,416
9/12                $8,047,264              $7,257,898
9/13                $8,216,250              $7,185,586
9/14                $8,773,217              $7,501,213
9/15                $8,702,285              $7,676,309
9/16                $9,384,674              $8,145,505

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

18 Pioneer Strategic Income Fund | Annual Report | 9/30/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2016, through September 30, 2016.

--------------------------------------------------------------------------------
Share Class                   A           C          K          R          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 4/1/16
--------------------------------------------------------------------------------
Ending Account            $1,059.43   $1,056.86  $1,061.55  $1,057.95  $1,062.04
Value (after expenses)
on 9/30/16
--------------------------------------------------------------------------------
Expenses Paid             $    5.35   $    8.84  $    3.20  $    6.95  $    3.76
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.72%, 0.62%, 1.35% and 0.73% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2016, through September 30, 2016.

--------------------------------------------------------------------------------
Share Class                   A           C          K          R          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 4/1/16
--------------------------------------------------------------------------------
Ending Account            $1,019.80   $1,016.40  $1,021.90  $1,018.25  $1,021.35
Value (after expenses)
on 9/30/16
--------------------------------------------------------------------------------
Expenses Paid             $    5.25   $    8.67  $    3.13  $    6.81  $    3.69
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.72%, 0.62%, 1.35% and 0.73% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

20 Pioneer Strategic Income Fund | Annual Report | 9/30/16

Schedule of Investments | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE CORPORATE BONDS -- 1.1%
                                    ENERGY -- 0.1%
                                    Oil & Gas Exploration & Production -- 0.1%
           4,170,000                Cobalt International Energy, Inc., 2.625%,
                                    12/1/19                                                $     2,121,488
           4,171,415                Whiting Petroleum Corp., 6.25%, 4/1/23                       4,233,986
                                                                                           ---------------
                                                                                           $     6,355,474
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 0.0%+
           1,700,000                Golar LNG, Ltd., 3.75%, 3/7/17                         $     1,666,000
                                                                                           ---------------
                                    Total Energy                                           $     8,021,474
----------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.2%
                                    Construction & Engineering -- 0.1%
           5,148,000                Dycom Industries, Inc., 0.75%, 9/15/21                 $     5,611,320
----------------------------------------------------------------------------------------------------------
                                    Electrical Components & Equipment -- 0.1%
          13,776,000                General Cable Corp., 4.5%, 11/15/29 (Step)             $     9,221,310
                                                                                           ---------------
                                    Total Capital Goods                                    $    14,832,630
----------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.1%
                                    Homebuilding -- 0.1%
           6,735,000                CalAtlantic Group, Inc., 1.25%, 8/1/32                 $     7,017,028
                                                                                           ---------------
                                    Total Consumer Durables & Apparel                      $     7,017,028
----------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                    Health Care Equipment -- 0.1%
           3,855,000                Wright Medical Group, Inc., 2.0%, 2/15/20              $     4,117,622
                                                                                           ---------------
                                    Total Health Care Equipment & Services                 $     4,117,622
----------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.2%
                                    Biotechnology -- 0.1%
           5,365,000                Cepheid, 1.25%, 2/1/21                                 $     5,556,128
----------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 0.1%
           6,000,000                Jazz Investments I, Ltd., 1.875%, 8/15/21              $     6,082,500
                                                                                           ---------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                          $    11,638,628
----------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.2%
                                    Internet Software & Services -- 0.1%
           5,070,000                WebMD Health Corp., 2.5%, 1/31/18                      $     5,263,294
           3,410,000                WebMD Health Corp., 2.625%, 6/15/23 (144A)                   3,320,488
                                                                                           ---------------
                                                                                           $     8,583,782
----------------------------------------------------------------------------------------------------------
                                    Application Software -- 0.1%
           3,780,000                Synchronoss Technologies, Inc., 0.75%, 8/15/19         $     3,990,262
                                                                                           ---------------
                                    Total Software & Services                              $    12,574,044
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 21

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                    Electronic Components -- 0.1%
           7,360,000                Vishay Intertechnology, Inc., 2.25%, 5/15/41           $     6,444,600
                                                                                           ---------------
                                    Total Technology Hardware & Equipment                  $     6,444,600
----------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.1%
                                    Semiconductors -- 0.1%
           2,051,820                LDK Solar Co, Ltd., 5.535%, 12/31/18,
                                    (5.535% cash or 5.535% PIK) (PIK)                      $       184,664
           5,100,000                NXP Semiconductors NV, 1.0%, 12/1/19                         6,005,250
                                                                                           ---------------
                                                                                           $     6,189,914
                                                                                           ---------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                              $     6,189,914
----------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE CORPORATE BONDS
                                    (Cost $72,204,690)                                     $    70,835,940
----------------------------------------------------------------------------------------------------------
                                    PREFERRED STOCKS -- 0.1%
                                    TRANSPORTATION -- 0.0%+
                                    Air Freight & Logistics -- 0.0%+
               2,313                CEVA Group Plc, 0.0%, 12/31/14*                        $       809,708
                                                                                           ---------------
                                    Total Transportation                                   $       809,708
----------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.0%+
                                    Consumer Finance -- 0.0%+
             126,788       6.41     GMAC Capital Trust I, Floating Rate Note, 2/15/40      $     3,221,683
                                                                                           ---------------
                                    Total Diversified Financials                           $     3,221,683
----------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.1%
                                    Diversified REIT -- 0.1%
               3,250                Firstar Realty LLC, 8.875% (Perpetual) (144A)          $     4,086,875
                                                                                           ---------------
                                    Total Real Estate                                      $     4,086,875
----------------------------------------------------------------------------------------------------------
                                    TOTAL PREFERRED STOCKS
                                    (Cost $9,087,241)                                      $     8,118,266
----------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE PREFERRED STOCKS -- 0.8%
                                    BANKS -- 0.8%
                                    Diversified Banks -- 0.8%
               6,889                Bank of America Corp., 7.25% (Perpetual)               $     8,410,367
              32,195                Wells Fargo & Co., 7.5% (Perpetual)                         42,130,377
                                                                                           ---------------
                                    Total Banks                                            $    50,540,744
----------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (Cost $43,929,490)                                     $    50,540,744
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS -- 0.1%
                                    ENERGY -- 0.0%+
                                    Oil & Gas Exploration & Production -- 0.0%+
           7,518,542                Ascent CNR Corp. Class A                               $       503,742
             164,857                Whiting Petroleum Corp.*                                     1,440,850
                                                                                           ---------------
                                    Total Energy                                           $     1,944,592
----------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.0%+
                                    Construction & Engineering -- 0.0%+
             269,588                Newhall Land Development LLC*                          $       808,764
----------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.0%+
             185,819                Liberty Tire Recycling LLC (c)                         $         1,858
                                                                                           ---------------
                                    Total Capital Goods                                    $       810,622
----------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.0%+
                                    Air Freight & Logistics -- 0.0%+
               1,069                CEVA Group Plc*                                        $       374,045
                                                                                           ---------------
                                    Total Transportation                                   $       374,045
----------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.0%+
                                    Homebuilding -- 0.0%+
           1,018,282                Desarrolladora Homex SAB de CV*                        $       101,906
                                                                                           ---------------
                                    Total Consumer Durables & Apparel                      $       101,906
----------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.1%
                                    Education Services -- 0.1%
              90,687                Cengage Learning Holdings II, Inc.                     $     2,244,503
                                                                                           ---------------
                                    Total Consumer Services                                $     2,244,503
----------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.0%+
                                    Computer & Electronics Retail -- 0.0%+
             111,548                Targus Cayman SubCo., Ltd. (c)                         $       390,418
                                                                                           ---------------
                                    Total Retailing                                        $       390,418
----------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 0.0%+
                                    Life & Health Insurance -- 0.0%+
             217,467                TopCo. Ltd. (c)                                        $       208,889
                                                                                           ---------------
                                    Total Insurance                                        $       208,889
----------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS
                                    (Cost $6,518,907)                                      $     6,074,975
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 23

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- 4.4%
                                    CONSUMER SERVICES -- 0.1%
                                    Hotels, Resorts & Cruise Lines -- 0.1%
             226,257                Westgate Resorts 2012-A LLC, 3.75%,
                                    8/20/25 (144A)                                         $       225,727
           5,292,917                Westgate Resorts 2014-1 LLC, 3.25%,
                                    12/20/26 (144A)                                              5,239,988
           3,369,192                Westgate Resorts 2015-1 LLC, 2.75%,
                                    5/20/27 (144A)                                               3,349,241
                                                                                           ---------------
                                    Total Consumer Services                                $     8,814,956
----------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.3%
                                    Food Retail -- 0.3%
          15,972,008                CKE Restaurant Holdings, Inc., 4.474%,
                                    3/20/43 (144A)                                         $    16,014,998
                                                                                           ---------------
                                    Total Food & Staples Retailing                         $    16,014,998
----------------------------------------------------------------------------------------------------------
                                    BANKS -- 3.3%
                                    Thrifts & Mortgage Finance -- 3.3%
           4,122,160       0.84     Adjustable Rate Mortgage Trust 2005-9, Floating
                                    Rate Note, 11/25/35                                    $     3,622,479
           2,437,395                Ajax Mortgage Loan Trust 2016-B, 4.0%,
                                    9/25/65 (Step) (144A)                                        2,432,124
           2,500,000                American Homes 4 Rent 2014-SFR2 Trust,
                                    5.149%, 10/17/36 (144A)                                      2,766,150
           5,000,000                American Homes 4 Rent 2014-SFR3 Trust,
                                    4.596%, 12/18/36 (144A)                                      5,472,606
           4,100,000                American Homes 4 Rent 2014-SFR3 Trust,
                                    5.04%, 12/18/36 (144A)                                       4,510,187
           2,950,000                American Homes 4 Rent 2015-SFR1, 4.11%,
                                    4/18/52 (144A)                                               3,128,675
           9,613,000                Applebee's Funding LLC/ IHOP Funding LLC,
                                    4.277%, 9/5/44 (144A)                                        9,769,932
           1,399,981                Axis Equipment Finance Receivables III LLC,
                                    4.05%, 5/20/20 (144A)                                        1,325,593
           1,054,000       4.83     B2R Mortgage Trust 2015-1, Floating Rate Note,
                                    5/15/48 (144A)                                                981,330
           4,182,054       1.43     Bear Stearns ALT-A Trust 2004-10, Floating Rate
                                    Note, 9/25/34                                                3,515,673
           8,350,000       1.27     Bear Stearns ALT-A Trust 2005-1, Floating Rate
                                    Note, 1/25/35                                                7,117,888
          11,000,000                Capital Automotive Real Estate Investment Trust,
                                    3.66%, 10/17/44 (144A)                                      11,008,032
          11,984,000                Citicorp Residential Mortgage Trust Series
                                    2006-2, 5.80251%, 9/25/36 (Step)                            11,277,278
           5,490,000                Citicorp Residential Mortgage Trust Series
                                    2007-1, 5.72871%, 3/25/37 (Step)                             4,838,008

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------

                                    Thrifts & Mortgage Finance -- (continued)
           6,030,270                Colony American Finance 2015-1, Ltd.,
                                    2.896%, 10/18/47 (144A)                                $     6,104,566
           3,050,000                Conn Funding II LP, 3.37%, 10/15/18 (144A)                   3,049,862
           1,464,660                Conn's Receivables Funding 2015-A LLC,
                                    4.565%, 9/15/20 (144A)                                       1,466,605
             489,905                Consumer Credit Origination Loan Trust 2015-1,
                                    2.82%, 3/15/21 (144A)                                          490,654
             371,980       4.75     Countrywide Asset-Backed Certificates, Floating
                                    Rate Note, 12/25/35                                            373,301
           5,466,750                DB Master Finance LLC 2015-1, 3.98%,
                                    2/20/45 (144A)                                               5,588,544
           2,095,513       3.53     Drug Royalty II LP 2, Floating Rate Note,
                                    7/15/23 (144A)                                               2,111,280
           1,800,000                DT Auto Owner Trust 2015-1, 4.26%,
                                    2/15/22 (144A)                                               1,831,786
           1,443,535       1.43     Ellington Loan Acquisition Trust 2007-1,
                                    Floating Rate Note, 5/26/37 (144A)                           1,437,854
           1,046,926                GCAT 2015-1 LLC, 3.625%, 5/26/20
                                    (Step) (144A)                                                1,048,535
           1,237,590                GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                       1,217,788
           3,033,617                GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                   3,033,624
           1,393,093                Gold Key Resorts 2014-A LLC, 5.87%,
                                    5/17/31 (144A)                                               1,381,791
             232,715       0.87     GreenPoint Home Equity Loan Trust 2004-2,
                                    Floating Rate Note, 1/15/30                                    225,799
              90,086       0.83     GSAMP Trust 2006-SEA1, Floating Rate Note,
                                    5/25/36 (144A)                                                  89,825
          13,248,000                HOA Funding LLC, 4.846%, 8/22/44 (144A)                     12,290,276
             616,508       0.69     Home Equity Asset Trust 2006-4, Floating Rate
                                    Note, 8/25/36                                                  611,300
           5,481,994                Icon Brand Holdings LLC, 4.229%,
                                    1/26/43 (144A)                                               4,993,982
           1,200,000                LEAF Receivables Funding 10 LLC, 2.74%,
                                    3/15/21 (144A)                                               1,198,200
           1,600,000                LEAF Receivables Funding 10 LLC, 3.74%,
                                    5/17/21 (144A)                                               1,590,754
           1,160,000                LEAF Receivables Funding 11 LLC, 5.5%,
                                    4/15/23 (144A)                                               1,155,027
             500,000                LEAF Receivables Funding 11 LLC, 6.0%,
                                    6/15/24 (144A)                                                 466,159
           3,010,000                LEAF Receivables Funding 9 LLC, 5.11%,
                                    9/15/21 (144A)                                               3,066,438
           1,263,272       2.02     MortgageIT Trust 2005-1, Floating Rate Note,
                                    2/25/35                                                      1,132,236
           3,606,257                Nations Equipment Finance Funding II LLC,
                                    3.276%, 1/22/19 (144A)                                       3,612,736

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 25

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
             445,533       0.68     Nationstar Home Equity Loan Trust 2007-A,
                                    Floating Rate Note, 3/25/37                            $       440,700
          14,200,000       0.95     New Century Home Equity Loan Trust Series
                                    2005-C, Floating Rate Note, 12/25/35                        10,250,443
           1,150,000                NextGear Floorplan Master Owner Trust, 2.61%,
                                    10/15/19 (144A)                                              1,144,548
           5,900,000                Oxford Finance Funding 2014-1 LLC, 3.475%,
                                    12/15/22 (144A)                                              5,836,287
           3,250,000                Oxford Finance Funding 2016-1 LLC, 3.968%,
                                    6/17/24 (144A)                                               3,266,326
           2,000,000                Prestige Auto Receivables Trust 2013-1, 3.04%,
                                    7/15/20 (144A)                                               2,013,177
           4,000,000                Progreso Receivables Funding IV LLC, 3.0%,
                                    7/8/20 (144A)                                                3,989,679
           2,500,000                Progress Residential 2015-SFR2 Trust, 3.684%,
                                    6/14/32 (144A)                                               2,531,771
           1,098,516                RAMP Series 2004-RS1 Trust, 5.665%,
                                    1/25/34 (Step)                                               1,005,374
           5,513,744       1.16     RASC Series 2005-KS8 Trust, Floating Rate Note,
                                    8/25/35                                                      4,795,481
             835,289       6.55     Security National Mortgage Loan Trust 2007-1,
                                    Floating Rate Note, 4/25/37 (144A)                             834,604
           3,300,000       2.57     Silver Bay Realty 2014-1 Trust, Floating Rate
                                    Note, 9/18/31 (144A)                                         3,298,093
             979,519                Skopos Auto Receivables Trust 2015-1, 3.1%,
                                    12/15/23 (144A)                                                978,404
           1,280,980                Springleaf Funding Trust 2014-A, 2.41%,
                                    12/15/22 (144A)                                              1,282,617
           6,453,958                Store Master Funding I LLC, 3.75%,
                                    4/20/45 (144A)                                               6,519,507
             398,111       0.73     Structured Asset Investment Loan Trust 2006-1,
                                    Floating Rate Note, 1/25/36                                    391,956
          10,000,000       3.25     Towd Point Mortgage Trust 2015-1, Floating Rate
                                    Note, 11/25/60 (144A)                                        9,745,191
           2,610,000       5.52     Trade MAPS 1, Ltd., Floating Rate Note,
                                    12/10/18 (144A)                                              2,610,522
           2,095,172       2.22     Truman Capital Mortgage Loan Trust, Floating
                                    Rate Note, 1/25/34                                           2,064,516
             815,527       0.79     Truman Capital Mortgage Loan Trust, Floating
                                    Rate Note, 3/25/36 (144A)                                      742,134
               9,420       7.00     UCFC Manufactured Housing Contract, Floating
                                    Rate Note, 4/15/29                                               9,402
             961,172                VOLT XIX LLC, 3.875%, 4/26/55 (Step) (144A)                    963,758
           2,889,974                VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)                    2,890,671
           2,105,058                VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                 2,106,205

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
           5,484,501                Westgate Resorts 2016-1 LLC, 4.5%,
                                    12/20/28 (144A)                                        $     5,442,608
                                                                                           ---------------
                                    Total Banks                                            $   206,488,851
----------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.5%
                                    Other Diversified Financial Services -- 0.2%
           1,800,000                American Credit Acceptance Receivables Trust
                                    2014-1, 5.2%, 4/12/21 (144A)                           $     1,825,576
             496,928                Sierra Timeshare 2012-3 Receivables Funding
                                    LLC, 1.87%, 8/20/29 (144A)                                     493,646
          11,000,000                Spirit Master Funding LLC, 4.6291%,
                                    1/20/45 (144A)                                              10,719,040
                                                                                           ---------------
                                                                                           $    13,038,262
----------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.2%
           8,436,250                Domino's Pizza Master Issuer LLC, 3.484%,
                                    10/25/45 (144A)                                        $     8,515,340
           1,505,009                Domino's Pizza Master Issuer LLC, 5.216%,
                                    1/27/42 (144A)                                               1,547,718
           1,632,957                JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                1,689,511
                                                                                           ---------------
                                                                                           $    11,752,569
----------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- 0.0%+
              13,318                First Investors Auto Owner Trust 2013-2, 1.23%,
                                    3/15/19 (144A)                                         $        13,318
----------------------------------------------------------------------------------------------------------
                                    Asset Management & Custody Banks -- 0.1%
           1,200,000                Engs Commercial Finance Trust 2015-1, 4.5%,
                                    12/22/22 (144A)                                        $     1,199,679
             347,706                NewStar Commercial Lease Funding 2015-1 LLC,
                                    3.27%, 4/15/19 (144A)                                          347,263
           3,310,077                RMAT 2015-1 LLC, 4.09%, 7/27/20
                                    (Step) (144A)                                                3,293,465
                                                                                           ---------------
                                                                                           $     4,840,407
                                                                                           ---------------
                                    Total Diversified Financials                           $    29,644,556
----------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.2%
                                    Wireless Telecommunication Services -- 0.2%
           9,950,000       3.87     Small Business Administration Participation
                                    Certificates, Floating Rate Note,
                                    10/15/49 (144A)                                        $    10,262,330
                                                                                           ---------------
                                    Total Telecommunication Services                       $    10,262,330
----------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $270,991,640)                                    $   271,225,691
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 27

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE
                                    OBLIGATIONS -- 11.3%
                                    BANKS -- 10.4%
                                    Diversified Banks -- 0.1%
           2,210,016       5.45     Credit Suisse First Boston Mortgage Securities
                                    Corp., Floating Rate Note, 6/25/33                     $     2,027,486
           3,137,787       3.49     EverBank Mortgage Loan Trust REMICS, Floating
                                    Rate Note, 3/25/43 (144A)                                    2,699,363
             426,341       2.25     EverBank Mortgage Loan Trust REMICS, Floating
                                    Rate Note, 4/25/43 (144A)                                      425,382
                                                                                           ---------------
                                                                                           $     5,152,231
----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- 10.3%
           3,698,585       3.61     Agate Bay Mortgage Trust 2013-1, Floating Rate
                                    Note, 7/25/43 (144A)                                   $     3,571,215
           9,006,347       3.50     Agate Bay Mortgage Trust 2015-1, Floating Rate
                                    Note, 1/25/45 (144A)                                         9,249,798
           6,669,094       3.50     Agate Bay Mortgage Trust 2015-5, Floating Rate
                                    Note, 7/25/45 (144A)                                         6,878,543
           1,791,564                Alternative Loan Trust 2003-16T1, 5.25%,
                                    9/25/33                                                      1,845,444
             100,091                Banc of America Alternative Loan Trust 2004-3,
                                    5.0%, 4/25/19                                                  95,415
           1,774,278                Banc of America Mortgage Trust 2004-11, 5.75%,
                                    1/25/35                                                      1,799,798
           2,000,000                Banco La Hipotecaria SA, 3.3575%,
                                    1/15/46 (144A)                                               2,071,250
          16,650,858                Bayview Commercial Asset Trust 2007-2,
                                    7/27/37 (Step) (144A) (g)                                           --
           8,336,099       1.46     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                                    Note, 1/25/35                                                6,429,550
           7,373,000       1.27     Bear Stearns ALT-A Trust 2005-2, Floating Rate
                                    Note, 3/25/35                                                6,355,657
           1,500,000       5.67     CCRESG Commercial Mortgage Trust 2016-HEAT,
                                    Floating Rate Note, 4/10/29 (144A)                           1,508,234
           2,500,000       5.67     CCRESG Commercial Mortgage Trust 2016-HEAT,
                                    Floating Rate Note, 4/12/29 (144A)                           2,425,044
           2,600,000       3.62     CGWF Commercial Mortgage Trust 2013-RKWH
                                    REMICS, Floating Rate Note, 11/15/30 (144A)                  2,592,365
           4,559,941       3.75     Chase Mortgage Trust 2016-2, Floating Rate Note,
                                    2/25/44 (144A)                                               4,584,046
           1,436,027       2.52     CIM Trust 2015-4AG, Floating Rate Note,
                                    11/25/57 (144A)                                              1,420,896
           1,450,000                Citigroup Commercial Mortgage Trust 2016-SMPL,
                                    4.509%, 9/10/31                                              1,449,937
          10,270,814       3.75     Citigroup Mortgage Loan Trust 2015-PS1, Floating
                                    Rate Note, 9/25/42 (144A)                                   10,655,969

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------

                                    Thrifts & Mortgage Finance -- (continued)
           4,000,000                Colony American Finance 2016-1, Ltd., 5.972%,
                                    6/15/48 (Step) (144A)                                  $     4,164,472
           3,500,000                COMM 2006-C8 Mortgage Trust, 5.377%,
                                    12/10/46                                                     3,419,733
           1,900,000                COMM 2012-CCRE2 Mortgage Trust REMICS,
                                    3.791%, 8/17/45                                              2,042,958
           1,275,000                COMM 2012-CCRE2 Mortgage Trust, 4.393%,
                                    8/17/45                                                      1,402,207
           4,047,000                COMM 2012-CCRE4 Mortgage Trust, 2.436%,
                                    10/17/45                                                     4,122,051
           3,421,622                COMM 2012-CCRE4 Mortgage Trust, 3.251%,
                                    10/17/45                                                     3,573,543
           1,550,000       4.93     COMM 2012-LC4 Mortgage Trust, Floating Rate
                                    Note, 12/12/44                                               1,734,510
           8,000,000                COMM 2013-LC6 Mortgage Trust, 2.941%,
                                    1/10/46                                                      8,370,182
           2,500,000       4.07     COMM 2014-CCRE21 Mortgage Trust REMICS,
                                    Floating Rate Note, 12/10/47 (144A)                          2,015,978
           3,161,098       2.47     COMM 2014-FL4 Mortgage Trust, Floating Rate
                                    Note, 7/15/31 (144A)                                         3,164,208
           5,100,000       4.11     COMM 2014-UBS6 Mortgage Trust REMICS,
                                    Floating Rate Note, 12/10/47 (144A)                          4,059,364
           7,500,000       3.81     COMM 2015-CCRE23 Mortgage Trust, Floating
                                    Rate Note, 5/12/48 (144A)                                    6,975,970
           1,000,000       4.70     COMM 2015-CCRE25 Mortgage Trust, Floating
                                    Rate Note, 8/12/48                                           1,087,901
           7,000,000                COMM 2015-CCRE26 Mortgage Trust REMICS,
                                    3.63%, 10/13/48                                              7,576,652
           5,600,000                Commercial Mortgage Pass Through Certificates,
                                    2.822%, 10/17/45                                             5,831,045
           5,150,000       3.74     CSAIL 2015-C4 Commercial Mortgage Trust
                                    REMICS, Floating Rate Note, 11/15/48                         4,136,242
           3,000,000                CSAIL 2016-C6 Commercial Mortgage Trust,
                                    3.0898%, 1/15/49                                             3,135,542
           5,438,796       3.30     CSMC Trust 2013-6, Floating Rate Note,
                                    8/25/43 (144A)                                               5,416,899
           3,155,768       3.59     CSMC Trust 2013-7, Floating Rate Note,
                                    8/25/43 (144A)                                               2,970,613
           5,421,410       3.50     CSMC Trust 2014-IVR3 REMICS, Floating Rate
                                    Note, 7/25/44 (144A)                                         5,580,320
           4,550,887       3.76     CSMC Trust 2014-OAK1, Floating Rate Note,
                                    11/25/44 (144A)                                              4,284,600
           3,502,314                CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                      3,592,060
           4,375,526       3.94     CSMC Trust 2015-3, Floating Rate Note,
                                    3/25/45 (144A)                                               4,197,193
           2,714,636       3.50     CSMC Trust 2015-WIN1, Floating Rate Note,
                                    12/25/44 (144A)                                              2,799,892

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 29

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
           3,726,631       3.90     CSMLT 2015-1 Trust, Floating Rate Note,
                                    5/25/45 (144A)                                         $     3,794,759
           5,121,174       3.92     CSMLT 2015-2 Trust, Floating Rate Note,
                                    8/25/45 (144A)                                               5,377,233
           8,217,088       3.50     CSMLT 2015-2 Trust, Floating Rate Note,
                                    8/28/45 (144A)                                               8,444,340
           5,200,000       3.97     EQTY 2014-INNS Mortgage Trust, Floating Rate
                                    Note, 5/8/31 (144A)                                          5,080,987
           6,002,183       3.49     EverBank Mortgage Loan Trust REMICS, Floating
                                    Rate Note, 4/25/43 (144A)                                    6,018,578
           6,655,800       2.50     EverBank Mortgage Loan Trust, Floating Rate
                                    Note, 4/25/43 (144A)                                         6,551,803
           4,664,219       3.93     FirstKey Mortgage Trust 2015-1, Floating Rate
                                    Note, 3/25/45 (144A)                                         4,570,935
             304,310                Global Mortgage Securitization, Ltd., 5.25%,
                                    11/25/32 (144A)                                                186,746
           2,946,139                Global Mortgage Securitization, Ltd., 5.25%,
                                    4/25/32 (144A)                                               2,845,127
           1,281,691                Global Mortgage Securitization, Ltd., 5.25%,
                                    4/25/32 (144A)                                               1,214,836
           4,145,679       0.79     Global Mortgage Securitization, Ltd., Floating Rate
                                    Note, 4/25/32 (144A)                                         3,969,152
           4,500,000                GS Mortgage Securities Corp. II, 3.682%,
                                    2/10/46 (144A)                                               4,782,978
           7,305,000       2.26     GS Mortgage Securities Trust 2014-GSFL, Floating
                                    Rate Note, 7/15/31 (144A)                                    7,224,320
           5,645,000       1.00     HomeBanc Mortgage Trust 2005-4, Floating Rate
                                    Note, 10/25/35                                               4,003,040
           2,218,426       2.48     Homestar Mortgage Acceptance Corp., Floating
                                    Rate Note, 7/25/34                                           2,060,970
           1,529,267       1.92     Impac Secured Assets Trust 2006-1, Floating
                                    Rate Note, 5/25/36                                           1,375,269
           6,944,736       3.17     Irvine Core Office Trust 2013-IRV, Floating Rate
                                    Note, 5/15/48 (144A)                                         7,292,083
           4,000,000                JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2006-CIBC16, 5.623%, 5/12/45                           4,013,482
           1,300,000       5.73     JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2010-C2, Floating Rate Note,
                                    11/15/43 (144A)                                              1,412,818
           4,671,179                JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2011-C5, 4.1712%, 8/15/46                              5,115,413
           4,000,000       3.98     JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2012-C8, Floating Rate Note,
                                    10/17/45 (144A)                                              4,283,766
           7,773,430                JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2013-C16, 3.07%, 12/17/46                              7,988,033

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
           4,800,000       1.87     JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2014-FL5, Floating Rate Note,
                                    7/15/31 (144A)                                         $     4,811,282
           6,736,471       3.00     JP Morgan Mortgage Trust 2013-1, Floating Rate
                                    Note, 3/25/43 (144A)                                         6,833,704
           6,159,620       2.50     JP Morgan Mortgage Trust 2013-1, Floating Rate
                                    Note, 3/25/43 (144A)                                         6,248,886
           4,589,126       3.50     JP Morgan Mortgage Trust 2013-2, Floating Rate
                                    Note, 5/25/43 (144A)                                         4,744,725
           2,953,134       3.66     JP Morgan Mortgage Trust 2013-2, Floating Rate
                                    Note, 5/26/43 (144A)                                         2,964,306
           1,389,595       3.44     JP Morgan Mortgage Trust 2013-3 REMICS,
                                    Floating Rate Note, 7/25/43 (144A)                           1,401,733
           3,698,189       3.76     JP Morgan Mortgage Trust 2014-1 REMICS,
                                    Floating Rate Note, 1/25/44 (144A)                           3,723,223
           3,449,737       3.50     JP Morgan Mortgage Trust 2014-1 REMICS,
                                    Floating Rate Note, 1/25/44 (144A)                           3,551,611
           1,540,439       4.00     JP Morgan Mortgage Trust 2014-1 REMICS,
                                    Floating Rate Note, 1/25/44 (144A)                           1,623,598
           3,844,957       3.12     JP Morgan Mortgage Trust 2014-IVR3 REMICS,
                                    Floating Rate Note, 9/25/44 (144A)                           3,501,005
           4,044,969       3.09     JP Morgan Mortgage Trust 2014-IVR3, Floating
                                    Rate Note, 9/26/44 (144A)                                    4,030,575
           4,237,797       4.08     JP Morgan Mortgage Trust 2014-OAK4, Floating
                                    Rate Note, 9/25/44 (144A)                                    4,306,776
           2,424,651       3.50     JP Morgan Mortgage Trust 2015-4, Floating
                                    Rate Note, 6/26/45 (144A)                                    2,505,346
          16,494,402       3.00     JP Morgan Mortgage Trust 2015-4, Floating
                                    Rate Note, 6/26/45 (144A)                                   16,282,493
           8,915,095                JP Morgan Mortgage Trust 2016-1, 3.5%,
                                    5/25/46 (144A)                                               9,156,078
           1,932,468                JP Morgan Mortgage Trust 2016-2, 2.6898%,
                                    6/25/46 (144A)                                               1,938,786
           2,994,506       2.69     JP Morgan Mortgage Trust 2016-2, Floating
                                    Rate Note, 6/25/46 (144A)                                    2,795,875
           2,061,617       2.69     JP Morgan Mortgage Trust 2016-2, Floating
                                    Rate Note, 6/25/46 (144A)                                    1,902,000
          13,455,000       3.50     JP Morgan Mortgage Trust 2016-3, Floating
                                    Rate Note, 10/25/46 (144A)                                  13,961,665
           5,874,000       3.39     JP Morgan Mortgage Trust 2016-3, Floating
                                    Rate Note, 10/25/46 (144A)                                   6,012,150
           7,344,016       2.66     JP Morgan Trust 2015-1 REMICS, Floating Rate
                                    Note, 12/27/44 (144A)                                        6,974,805
           2,092,884       2.90     JP Morgan Trust 2015-5, Floating Rate Note,
                                    5/25/45 (144A)                                               1,933,410
           8,625,097       3.50     JP Morgan Trust 2015-6, Floating Rate Note,
                                    10/25/45 (144A)                                              8,704,454

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 31

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
           2,800,000                JPMBB Commercial Mortgage Securities Trust
                                    2014-C22 REMICS, 3.8012%, 9/15/47                      $     3,055,571
           2,770,000       3.27     JPMCC Re-REMIC Trust 2014-FRR1, Floating
                                    Rate Note, 4/27/44 (144A)                                    2,686,723
           1,109,864       2.25     La Hipotecaria Panamanian Mortgage Trust
                                    2010-1, Floating Rate Note, 9/8/39 (144A)                    1,148,016
             475,081       0.74     Lehman Brothers Small Balance Commercial,
                                    Floating Rate Note, 4/25/31 (144A)                             451,579
           8,410,000       3.40     LSTAR Commercial Mortgage Trust 2015-3,
                                    Floating Rate Note, 4/20/48 (144A)                           8,600,565
           1,016,937       1.43     Merrill Lynch Mortgage Investors Trust Series
                                    MLCC 2003-E, Floating Rate Note, 10/25/28                      894,381
           1,027,253       1.31     Merrill Lynch Mortgage Investors Trust Series
                                    MLCC 2004-D REMICS, Floating Rate
                                    Note, 9/25/29                                                  894,827
           2,075,000                Morgan Stanley Bank of America Merrill Lynch
                                    Trust 2014-C15 REMICS, 2.979%, 4/17/47                       2,143,745
           2,300,000                Morgan Stanley Capital I Trust 2014-150E
                                    REMICS, 4.012%, 9/10/32 (144A)                               2,513,978
           3,000,000       2.72     Morgan Stanley Capital I Trust 2015-XLF1,
                                    Floating Rate Note, 8/14/31 (144A)                           2,987,081
           4,100,000                Morgan Stanley Capital I Trust 2016-UBS9, 3.0%,
                                    3/15/49 (144A)                                               3,202,141
           3,997,000       1.28     Morgan Stanley Mortgage Loan Trust 2005-5AR,
                                    Floating Rate Note, 9/25/35                                  3,684,443
           3,344,000       1.35     Morgan Stanley Mortgage Loan Trust 2005-5AR,
                                    Floating Rate Note, 9/25/35                                  2,869,919
           1,854,000       1.20     Morgan Stanley Mortgage Loan Trust 2005-6AR,
                                    Floating Rate Note, 11/25/35                                 1,528,297
           1,855,000       1.25     Morgan Stanley Mortgage Loan Trust 2005-6AR,
                                    Floating Rate Note, 11/25/35                                 1,461,709
           5,368,641       2.98     Morgan Stanley Residential Mortgage Loan Trust
                                    2014-1, Floating Rate Note, 6/25/44 (144A)                   5,271,800
           1,759,249       2.98     Morgan Stanley Residential Mortgage Loan Trust
                                    2014-1, Floating Rate Note, 6/25/44 (144A)                   1,708,563
           1,895,287       1.41     MortgageIT Trust 2005-1, Floating Rate
                                    Note, 2/25/35                                                1,783,685
           9,047,652       3.25     NRP Mortgage Trust 2013-1, Floating Rate Note,
                                    7/25/43 (144A)                                               9,087,742
           4,604,125       3.31     NRP Mortgage Trust 2013-1, Floating Rate Note,
                                    7/25/43 (144A)                                               4,168,158
           6,674,000       1.01     Opteum Mortgage Acceptance Corp Asset Backed
                                    Pass-Through Certificates Series 20, Floating Rate
                                    Note, 7/25/35                                                6,010,764
          11,786,000       1.02     Opteum Mortgage Acceptance Corp Trust 2005-4,
                                    Floating Rate Note, 11/25/35                                 9,181,023
             202,016                ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                        202,016

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
             182,984                RALI Series 2003-QS14 Trust, 5.0%, 7/25/18             $       183,607
           2,686,418       3.90     Sequoia Mortgage Trust 2012-5, Floating Rate
                                    Note, 11/25/42                                               2,791,706
           7,537,777       2.50     Sequoia Mortgage Trust 2012-6, Floating Rate
                                    Note, 12/26/42                                               7,577,350
           4,945,411       3.65     Sequoia Mortgage Trust 2013-1, Floating Rate
                                    Note, 2/25/43                                                5,082,974
           3,123,364       3.67     Sequoia Mortgage Trust 2013-11 REMICS,
                                    Floating Rate Note, 9/25/43 (144A)                           3,073,693
           5,251,080       1.87     Sequoia Mortgage Trust 2013-2, Floating Rate
                                    Note, 2/25/43                                                5,139,657
           5,589,060       3.53     Sequoia Mortgage Trust 2013-3, Floating Rate
                                    Note, 3/25/43                                                5,510,858
           2,190,013       2.33     Sequoia Mortgage Trust 2013-4 REMICS, Floating
                                    Rate Note, 4/27/43                                           2,172,261
           7,219,979       2.50     Sequoia Mortgage Trust 2013-4, Floating Rate
                                    Note, 4/27/43                                                7,211,943
           5,635,626       2.50     Sequoia Mortgage Trust 2013-5 REMICS, Floating
                                    Rate Note, 5/25/43 (144A)                                    5,629,353
           4,939,322       3.53     Sequoia Mortgage Trust 2013-5, Floating Rate
                                    Note, 5/25/43 (144A)                                         4,892,530
          14,366,211       2.50     Sequoia Mortgage Trust 2013-6, Floating Rate
                                    Note, 5/26/43                                               14,346,285
           5,128,002       3.00     Sequoia Mortgage Trust 2013-7, Floating Rate
                                    Note, 6/25/43                                                5,230,234
           2,096,601       2.25     Sequoia Mortgage Trust 2013-8, Floating Rate
                                    Note, 6/25/43                                                2,092,752
           4,320,997       3.00     Sequoia Mortgage Trust 2013-8, Floating Rate
                                    Note, 6/25/43                                                4,403,451
           2,360,200                Sequoia Mortgage Trust 2013-9, 3.5%,
                                    7/27/43 (144A)                                               2,422,523
           3,949,517                Sequoia Mortgage Trust 2013-9, 3.5%,
                                    7/27/43 (144A)                                               4,068,085
           5,004,943                Sequoia Mortgage Trust 2013-9, 3.5%,
                                    7/27/43 (144A)                                               5,086,280
           3,204,255       3.76     Sequoia Mortgage Trust 2015-2, Floating Rate
                                    Note, 5/25/45 (144A)                                         3,142,438
           7,520,916       3.50     Sequoia Mortgage Trust 2015-3, Floating Rate
                                    Note, 7/25/45 (144A)                                         7,672,508
             485,544       3.73     Sequoia Mortgage Trust 2015-3, Floating Rate
                                    Note, 7/25/45 (144A)                                           474,550
           1,382,502       3.00     Sequoia Mortgage Trust, Floating Rate Note,
                                    9/25/42                                                      1,400,594
             813,208       2.34     Springleaf Mortgage Loan Trust 2013-1, Floating
                                    Rate Note, 6/25/58 (144A)                                      811,888
             703,715       3.36     Structured Adjustable Rate Mortgage Loan Trust
                                    Class 1A1, Floating Rate Note, 3/25/34                         702,796

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 33

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- (continued)
           1,029,644       2.87     Structured Asset Securities Corp. Mortgage
                                    Pass-Through Certificates Series 2003-24A,
                                    Floating Rate Note, 7/25/33                            $     1,007,815
           2,213,000       3.75     Towd Point Mortgage Trust 2015-1, Floating Rate
                                    Note, 11/25/57 (144A)                                        2,301,274
           5,350,000       3.00     Towd Point Mortgage Trust 2016-3, Floating Rate
                                    Note, 8/25/55 (144A)                                         5,349,771
           5,565,000       5.28     Velocity Commercial Capital Loan Trust 2015-1,
                                    Floating Rate Note, 6/25/45 (144A)                           5,727,934
           2,274,000       5.88     Velocity Commercial Capital Loan Trust 2015-1,
                                    Floating Rate Note, 6/25/45 (144A)                           2,370,645
           2,100,000       6.01     Wachovia Bank Commercial Mortgage Trust Series
                                    2006-C25, Floating Rate Note, 5/15/43                        2,094,674
           4,225,000                Wells Fargo Commercial Mortgage Trust 2010-C1,
                                    4.0%, 11/18/43 (144A)                                        3,881,699
           4,800,000       5.80     Wells Fargo Commercial Mortgage Trust 2010-C1,
                                    Floating Rate Note, 11/18/43 (144A)                          5,270,590
           1,775,000       4.69     Wells Fargo Commercial Mortgage Trust 2012-LC5,
                                    Floating Rate Note, 10/15/45                                 1,872,425
           3,525,000                Wells Fargo Commercial Mortgage Trust
                                    2014-LC16 REMICS, 2.819%, 8/15/50                            3,637,413
           7,000,000                Wells Fargo Commercial Mortgage Trust
                                    2014-LC16 REMICS, 3.477%, 8/15/50                            7,487,638
           4,687,210       3.09     Wells Fargo Mortgage Backed Securities
                                    2005-AR7 Trust, Floating Rate Note, 5/25/35                  4,273,567
           1,200,000       5.39     WF-RBS Commercial Mortgage Trust 2011-C2,
                                    Floating Rate Note, 2/15/44 (144A)                           1,320,361
           2,702,059                WFRBS Commercial Mortgage Trust 2011-C3,
                                    3.998%, 3/15/44 (144A)                                       2,801,902
           2,000,000       5.42     WFRBS Commercial Mortgage Trust 2011-C4,
                                    Floating Rate Note, 6/17/44 (144A)                           2,102,671
           6,360,945       3.93     WinWater Mortgage Loan Trust 2014-1, Floating
                                    Rate Note, 6/20/44 (144A)                                    6,404,744
           2,770,205       3.93     WinWater Mortgage Loan Trust 2014-1, Floating
                                    Rate Note, 6/20/44 (144A)                                    2,750,763
           3,726,302       4.11     WinWater Mortgage Loan Trust 2014-2, Floating
                                    Rate Note, 9/20/44 (144A)                                    3,792,383
           4,863,861       4.11     WinWater Mortgage Loan Trust 2014-2, Floating
                                    Rate Note, 9/20/44 (144A)                                    4,900,485
           3,850,347       3.98     WinWater Mortgage Loan Trust 2014-3, Floating
                                    Rate Note, 11/20/44 (144A)                                   3,902,932
           5,286,687       3.50     WinWater Mortgage Loan Trust 2015-1 REMICS,
                                    Floating Rate Note, 1/20/45 (144A)                           5,405,635
           4,741,381       3.81     WinWater Mortgage Loan Trust 2015-5, Floating
                                    Rate Note, 8/20/45 (144A)                                    4,736,365

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------

                                    Thrifts & Mortgage Finance -- (continued)
           1,939,945       3.83     WinWater Mortgage Loan Trust 2015-A REMICS,
                                    Floating Rate Note, 6/20/45 (144A)                     $     1,838,503
           4,101,311       3.50     WinWater Mortgage Loan Trust 2016-1, Floating
                                    Rate Note, 1/22/46 (144A)                                    4,188,661
                                                                                           ---------------
                                                                                           $   642,180,342
                                                                                           ---------------
                                    Total Banks                                            $   647,332,573
----------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.0%+
                                    Other Diversified Financial Services -- 0.0%+
             756,331       5.13     JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2005-LDP4, Floating Rate Note, 10/15/42          $       754,588
                                                                                           ---------------
                                    Total Diversified Financials                           $       754,588
----------------------------------------------------------------------------------------------------------
                                    GOVERNMENT -- 0.9%
                                    Government -- 0.9%
           1,984,832                Federal National Mortgage Association REMICS,
                                    4.5%, 6/25/29                                          $     2,154,696
              35,260                Federal National Mortgage Association REMICS,
                                    5.0%, 9/25/39                                                   35,342
           4,884,130                Freddie Mac Whole Loan Securities Trust
                                    2015-SC01, 3.5%, 5/25/45                                     5,032,607
           3,150,000       3.75     FREMF Mortgage Trust 20-, Floating Rate Note,
                                    11/25/47 (144A)                                              3,022,775
           1,980,000       5.42     FREMF Mortgage Trust 2010-K8, Floating Rate
                                    Note, 9/25/43 (144A)                                         2,169,894
           4,160,000       5.36     FREMF Mortgage Trust 2010-K9 REMICS,
                                    Floating Rate Note, 9/25/45 (144A)                           4,595,120
           9,582,000       4.93     FREMF Mortgage Trust 2011-K702, Floating Rate
                                    Note, 4/25/44 (144A)                                         9,952,545
           5,450,000       5.05     FREMF Mortgage Trust 2011-K703, Floating Rate
                                    Note, 7/25/44 (144A)                                         5,695,665
           5,000,000       3.87     FREMF Mortgage Trust 2012-K709, Floating Rate
                                    Note, 4/25/45 (144A)                                         5,153,217
           3,661,000       3.95     FREMF Mortgage Trust Class B, Floating Rate Note,
                                    6/25/47 (144A)                                               3,789,870
           4,944,998                Government National Mortgage Association,
                                    3.0%, 4/20/41                                                5,116,883
           6,267,519                Government National Mortgage Association,
                                    4.5%, 9/20/39                                                6,822,495
                                                                                           ---------------
                                    Total Government                                       $    53,541,109
----------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED
                                    MORTGAGE OBLIGATIONS
                                    (Cost $694,258,932)                                    $   701,628,270
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 35

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS -- 42.6%
                                    ENERGY -- 7.0%
                                    Oil & Gas Drilling -- 0.5%
          16,551,000                Ensco Plc, 4.5%, 10/1/24                               $    11,916,720
          23,107,000                Rowan Companies, Inc., 5.85%, 1/15/44                       16,001,598
                                                                                           ---------------
                                                                                           $    27,918,318
----------------------------------------------------------------------------------------------------------
                                    Integrated Oil & Gas -- 0.4%
          17,555,000                Petroleos Mexicanos, 3.5%, 1/30/23                     $    16,563,142
MXN       14,965,000                Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                     712,979
           1,395,000                Rosneft Finance SA, 6.625%, 3/20/17 (144A)                   1,419,552
           3,055,000                YPF SA, 8.5%, 3/23/21 (144A)                                 3,409,380
                                                                                           ---------------
                                                                                           $    22,105,053
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 1.6%
           5,785,000                Antero Resources Corp., 5.125%, 12/1/22                $     5,828,388
           3,350,000                Antero Resources Corp., 5.625%, 6/1/23                       3,412,812
          10,579,000                Canadian Natural Resources, Ltd., 6.25%,
                                    3/15/38                                                     11,834,547
           4,536,000                Canadian Natural Resources, Ltd., 6.75%, 2/1/39              5,202,914
           4,655,000                Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                       4,817,925
           5,125,000                Concho Resources, Inc., 6.5%, 1/15/22                        5,317,188
           6,711,000                Denbury Resources, Inc., 4.625%, 7/15/23                     4,462,815
           2,300,000                Denbury Resources, Inc., 5.5%, 5/1/22                        1,650,250
           3,780,000                Dolphin Energy, Ltd., 5.5%, 12/15/21 (144A)                  4,334,715
           8,470,000                Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                   8,427,650
           5,233,000                Hilcorp Energy I LP, 7.625%, 4/15/21 (144A)                  5,376,908
           3,500,000                KazMunayGas National Co JSC, 4.4%,
                                    4/30/23 (144A)                                               3,554,530
           6,125,000                Newfield Exploration Co., 5.625%, 7/1/24                     6,278,125
           2,860,000                Noble Energy, Inc., 5.625%, 5/1/21                           2,979,328
           3,760,000                Pacific Exploration and Production Corp., 5.375%,
                                    1/26/19 (144A) (e)                                             695,600
           1,200,000                Parsley Energy LLC, 7.5%, 2/15/22 (144A)                     1,275,000
           6,690,000                PDC Energy, Inc., 7.75%, 10/15/22                            7,141,575
           9,865,000                Sanchez Energy Corp., 6.125%, 1/15/23                        7,916,662
           1,025,000                Sanchez Energy Corp., 7.75%, 6/15/21                           902,000
           9,625,000                WPX Energy, Inc., 7.5%, 8/1/20                              10,178,438
                                                                                           ---------------
                                                                                           $   101,587,370
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Refining & Marketing -- 0.5%
           7,455,000                Calumet Specialty Products Partners LP,
                                    6.5%, 4/15/21                                          $     6,094,462
          10,465,000                EnLink Midstream Partners LP, 4.4%, 4/1/24                  10,219,031
           9,480,000                Tesoro Corp., 5.375%, 10/1/22                                9,859,200
           4,414,000                Valero Energy Corp., 9.375%, 3/15/19                         5,196,271
                                                                                           ---------------
                                                                                           $    31,368,964
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 4.0%
          19,158,000                Boardwalk Pipelines LP, 4.95%, 12/15/24                $    20,041,337
           2,000,000                Boardwalk Pipelines LP, 5.95%, 6/1/26                        2,211,136
           1,090,000                Buckeye Partners LP, 5.6%, 10/15/44                          1,129,354
          10,160,000                Buckeye Partners LP, 5.85%, 11/15/43                        10,429,403
          11,925,000                Crestwood Midstream Partners LP, 6.25%, 4/1/23              12,074,062
           4,290,000                DCP Midstream LLC, 9.75%, 3/15/19 (144A)                     4,770,480
          11,805,000       5.85     DCP Midstream LLC, Floating Rate Note,
                                    5/21/43 (144A)                                               9,798,150
          13,820,000                Enbridge Energy Partners LP, 7.375%, 10/15/45               17,475,252
           1,075,000                Energy Transfer Equity LP, 5.5%, 6/1/27                      1,069,625
           3,683,000       4.46     Enterprise Products Operating LLC, Floating Rate
                                    Note, 8/1/66                                                 3,471,596
NOK       34,000,000       6.18     Golar LNG Partners LP, Floating Rate Note,
                                    10/12/17                                                     4,250,903
          19,498,000                Kinder Morgan, Inc. Delaware, 5.05%, 2/15/46                18,566,854
          23,385,000                Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                 23,990,461
          17,410,000                MPLX LP, 4.875%, 12/1/24                                    18,007,616
           9,425,000                ONEOK, Inc., 6.875%, 9/30/28                                 9,754,875
           4,010,000                ONEOK, Inc., 7.5%, 9/1/23                                    4,491,200
          22,225,000                Plains All American Pipeline LP, 4.65%, 10/15/25            23,022,055
          12,650,000                Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                13,361,562
           3,400,000                Sabine Pass Liquefaction LLC, 5.625%, 3/1/25                 3,655,000
           2,140,000                Spectra Energy Capital LLC, 6.75%, 7/15/18                   2,273,397
          10,390,000                Sunoco Logistics Partners Operations LP, 6.1%,
                                    2/15/42                                                     11,254,375
          10,540,000                Targa Resources Partners LP, 4.125%, 11/15/19               10,687,560
           8,250,000                The Williams Companies, Inc., 7.5%, 1/15/31                  9,405,000
           8,880,000                The Williams Companies, Inc., 7.75%, 6/15/31                10,145,400
           5,510,000                Williams Partners LP, 5.1%, 9/15/45                          5,375,677
                                                                                           ---------------
                                                                                           $   250,712,330
----------------------------------------------------------------------------------------------------------
                                    Coal & Consumable Fuels -- 0.0%
           1,860,000                Alpha Natural Resources, Inc., 6.25%, 6/1/21 (e)       $        13,950
                                                                                           ---------------
                                    Total Energy                                           $   433,705,985
----------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 2.6%
                                    Commodity Chemicals -- 0.2%
           1,575,000                Hexion, Inc., 8.875%, 2/1/18                           $     1,500,188
           6,750,000                Methanex Corp., 4.25%, 12/1/24                               6,442,726
           3,605,000                NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                    3,650,062
           2,170,000                Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                    2,122,694
                                                                                           ---------------
                                                                                           $    13,715,670
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 37

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Diversified Chemicals -- 0.1%
EURO       5,470,000                Ineos Finance Plc, 4.0%, 5/1/23 (144A)                 $     6,155,518
EURO       1,045,000                PSPC Escrow Corp., 6.0%, 2/1/23 (144A)                       1,098,387
                                                                                           ---------------
                                                                                           $     7,253,905
----------------------------------------------------------------------------------------------------------
                                    Fertilizers & Agricultural Chemicals -- 0.5%
          25,250,000                Agrium, Inc., 5.25%, 1/15/45                           $    28,081,232
----------------------------------------------------------------------------------------------------------
                                    Construction Materials -- 0.1%
           3,400,000                Cemex SAB de CV, 7.25%, 1/15/21 (144A)                 $     3,641,400
           2,790,000                Cemex SAB de CV, 7.75%, 4/16/26 (144A)                       3,095,505
                                                                                           ---------------
                                                                                           $     6,736,905
----------------------------------------------------------------------------------------------------------
                                    Metal & Glass Containers -- 0.2%
EURO       2,155,000                Ardagh Packaging Finance Plc, 6.75%,
                                    5/15/24 (144A)                                         $     2,533,684
           1,129,412                Ardagh Packaging Finance Plc, 7.0%,
                                    11/15/20 (144A)                                              1,166,118
           5,795,000                Reynolds Group Issuer, Inc., 9.875%, 8/15/19                 5,968,850
                                                                                           ---------------
                                                                                           $     9,668,652
----------------------------------------------------------------------------------------------------------
                                    Paper Packaging -- 0.2%
           1,138,000                AEP Industries, Inc., 8.25%, 4/15/19                   $     1,174,985
          10,035,000                International Paper Co., 6.0%, 11/15/41                     11,865,966
                                                                                           ---------------
                                                                                           $    13,040,951
----------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.7%
           6,230,000                Ausdrill Finance Pty, Ltd., 6.875%,
                                    11/1/19 (144A)                                         $     6,307,875
          18,840,000                Gold Fields Orogen Holdings BVI, Ltd., 4.875%,
                                    10/7/20 (144A)                                              19,071,732
           8,500,000                MMC Norilsk Nickel OJSC via MMC Finance, Ltd.,
                                    5.55%, 10/28/20 (144A)                                       9,096,700
           5,850,000                Vedanta Resources Plc, 6.0%, 1/31/19 (144A)                  5,791,500
           4,040,000                Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                  4,285,749
                                                                                           ---------------
                                                                                           $    44,553,556
----------------------------------------------------------------------------------------------------------
                                    Copper -- 0.1%
           7,420,000                Freeport-McMoRan, Inc., 3.875%, 3/15/23                $     6,658,856
----------------------------------------------------------------------------------------------------------
                                    Precious Metals & Minerals -- 0.1%
           7,550,000                Fresnillo Plc, 5.5%, 11/13/23 (144A)                   $     8,333,312
----------------------------------------------------------------------------------------------------------
                                    Steel -- 0.1%
           7,000,000                Samarco Mineracao SA, 4.125%,
                                    11/1/22 (144A)                                         $     2,377,900
           3,000,000                Samarco Mineracao SA, 5.75%,
                                    10/24/23 (144A)                                              1,035,000
                                                                                           ---------------
                                                                                           $     3,412,900
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Forest Products -- 0.1%
           8,120,000                Eldorado Intl. Finance GmbH, 8.625%,
                                    6/16/21 (144A)                                         $     6,780,200
----------------------------------------------------------------------------------------------------------
                                    Paper Products -- 0.2%
           7,960,000                Resolute Forest Products, Inc., 5.875%, 5/15/23        $     6,905,300
EURO       4,150,000                Sappi Papier Holding GmbH, 4.0%,
                                    4/1/23 (144A)                                                4,789,479
                                                                                           ---------------
                                                                                           $    11,694,779
                                                                                           ---------------
                                    Total Materials                                        $   159,930,918
----------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 1.0%
                                    Aerospace & Defense -- 0.1%
           5,075,000                DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)               $     5,036,938
             920,892                DynCorp International, Inc., 11.875%,
                                    11/30/20 (PIK)                                                 681,460
EURO       1,850,000                TA MFG., Ltd., 3.625%, 4/15/23                               2,030,240
                                                                                           ---------------
                                                                                           $     7,748,638
----------------------------------------------------------------------------------------------------------
                                    Building Products -- 0.7%
          18,280,000                Masco Corp., 4.375%, 4/1/26                            $    19,239,700
           9,445,000                Owens Corning, 3.4%, 8/15/26                                 9,488,815
           5,975,000                Owens Corning, 4.2%, 12/1/24                                 6,338,895
           9,250,000                Standard Industries, Inc., 5.375%,
                                    11/15/24 (144A)                                              9,527,500
                                                                                           ---------------
                                                                                           $    44,594,910
----------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery &
                                    Heavy Trucks -- 0.1%
           1,059,000                Commercial Vehicle Group, Inc., 7.875%,
                                    4/15/19                                                $     1,056,352
           1,900,000                Meritor, Inc., 6.25%, 2/15/24                                1,819,250
                                                                                           ---------------
                                                                                           $     2,875,602
----------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.0%+
           1,080,000                Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)           $     1,131,300
----------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- 0.1%
           6,865,000                GATX Corp., 6.0%, 2/15/18                              $     7,240,783
                                                                                           ---------------
                                    Total Capital Goods                                    $    63,591,233
----------------------------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                    Research & Consulting Services -- 0.2%
           9,412,000                Verisk Analytics, Inc., 5.5%, 6/15/45                  $    10,096,168
                                                                                           ---------------
                                    Total Commercial Services & Supplies                   $    10,096,168
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 39

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.8%
                                    Airlines -- 0.4%
             106,551                Continental Airlines 1999-1 Class B Pass
                                    Through Trust, 6.795%, 8/2/18                          $       110,344
             200,000                Continental Airlines 2012-3 Class C Pass Thru
                                    Certificates, 6.125%, 4/29/18                                  209,000
           1,652,810                Delta Air Lines 2010-2 Class A Pass Through
                                    Trust, 4.95%, 5/23/19                                        1,739,583
           6,071,941                Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                  6,200,970
          15,839,185                Latam Airlines 2015-1 Pass Through Trust A,
                                    4.2%, 8/15/29                                               15,482,803
                                                                                           ---------------
                                                                                           $    23,742,700
----------------------------------------------------------------------------------------------------------
                                    Marine -- 0.2%
           3,150,000                Far East Capital, Ltd. SA, 8.0%, 5/2/18                $     1,456,875
          10,840,000                Pelabuhan Indonesia II PT, 4.25%,
                                    5/5/25 (144A)                                               11,064,269
                                                                                           ---------------
                                                                                           $    12,521,144
----------------------------------------------------------------------------------------------------------
                                    Trucking -- 0.1%
           6,700,738                Inversiones Alsacia SA, 8.0%, 12/31/18
                                    (144A) (e)                                             $       502,555
           9,713,000                Penske Truck Leasing Co Lp, 3.375%,
                                    2/1/22 (144A)                                               10,100,762
                                                                                           ---------------
                                                                                           $    10,603,317
----------------------------------------------------------------------------------------------------------
                                    Highways & Railtracks -- 0.1%
MXN       87,500,000                Red de Carreteras de Occidente SAPIB de CV,
                                    9.0%, 6/10/28 (144A)                                   $     4,555,128
                                                                                           ---------------
                                    Total Transportation                                   $    51,422,289
----------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 0.4%
                                    Auto Parts & Equipment -- 0.1%
EURO       3,690,000                IHO Verwaltungs GmbH, 3.25%, 9/15/23
                                    (144A) (PIK)                                           $     4,136,271
----------------------------------------------------------------------------------------------------------
                                    Automobile Manufacturers -- 0.3%
          15,110,000                General Motors Co., 6.6%, 4/1/36                       $    18,180,080
                                                                                           ---------------
                                    Total Automobiles & Components                         $    22,316,351
----------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.5%
                                    Homebuilding -- 0.3%
           5,230,000                CalAtlantic Group, Inc., 5.375%, 10/1/22               $     5,452,275
           5,985,000                KB Home, 7.625%, 5/15/23                                     6,374,025
           1,500,000                KB Home, Inc., 8.0%, 3/15/20                                 1,670,625
           2,685,000                Meritage Homes Corp., 7.0%, 4/1/22                           2,993,775
           3,270,000                Toll Brothers Finance Corp., 4.875%, 11/15/25                3,351,750
                                                                                           ---------------
                                                                                           $    19,842,450
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Housewares & Specialties -- 0.2%
           7,539,000                Controladora Mabe SA de CV, 7.875%,
                                    10/28/19 (144A)                                        $     8,358,866
                                                                                           ---------------
                                    Total Consumer Durables & Apparel                      $    28,201,316
----------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.4%
                                    Casinos & Gaming -- 0.3%
           6,926,000                International Game Technology Plc, 6.5%,
                                    2/15/25 (144A)                                         $     7,462,765
              29,564                Mashantucket Western Pequot Tribe, 6.5%,
                                    7/1/36 (1.0% cash, 5.50% PIK) (PIK) (e)                            148
          13,675,000                Scientific Games International, Inc., 10.0%,
                                    12/1/22                                                     12,615,188
                                                                                           ---------------
                                                                                           $    20,078,101
----------------------------------------------------------------------------------------------------------
                                    Leisure Facilities -- 0.1%
EURO       5,475,000                Cirsa Funding Luxembourg SA, 5.875%, 5/15/23           $     6,390,942
                                                                                           ---------------
                                    Total Consumer Services                                $    26,469,043
----------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.5%
                                    Broadcasting -- 0.0%+
           1,345,000                CSC Holdings LLC, 5.5%, 4/15/27 (144A)                 $     1,375,262
----------------------------------------------------------------------------------------------------------
                                    Cable & Satellite -- 0.5%
          21,530,000                Charter Communications Operating LLC, 6.384%,
                                    10/23/35 (144A)                                        $    25,357,603
           3,945,000                Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                4,053,488
           2,000,000                Time Warner Cable LLC, 6.55%, 5/1/37                         2,371,262
                                                                                           ---------------
                                                                                           $    31,782,353
                                                                                           ---------------
                                    Total Media                                            $    33,157,615
----------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.3%
                                    Internet Retail -- 0.3%
           9,810,000                Expedia, Inc., 4.5%, 8/15/24                           $    10,328,213
           7,110,000                Expedia, Inc., 5.95%, 8/15/20                                8,017,243
                                                                                           ---------------
                                                                                           $    18,345,456
----------------------------------------------------------------------------------------------------------
                                    Automotive Retail -- 0.0%+
           2,840,000                DriveTime Automotive Group, Inc., 8.0%,
                                    6/1/21 (144A)                                          $     2,747,700
                                                                                           ---------------
                                    Total Retailing                                        $    21,093,156
----------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.1%
                                    Drug Retail -- 0.1%
           5,160,343                CVS Pass-Through Trust, 5.773%,
                                    1/10/33 (144A)                                         $     6,000,225
             920,579                CVS Pass-Through Trust, 6.036%, 12/10/28                     1,067,920
                                                                                           ---------------
                                    Total Food & Staples Retailing                         $     7,068,145
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 41

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 1.6%
                                    Packaged Foods & Meats -- 1.5%
           6,385,000                CFG Investment SAC, 9.75%, 7/30/19 (144A)              $     3,751,188
EURO       4,485,000                Darling Global Finance BV, 4.75%, 5/30/22                    5,140,819
           6,440,000                Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                    6,536,600
          16,216,000                Grupo Bimbo SAB de CV, 3.875%,
                                    6/27/24 (144A)                                              16,805,403
           4,600,000                JBS Investments GmbH, 7.75%, 10/28/20 (144A)                 4,818,500
           2,235,000                JBS USA LUX SA, 5.75%, 6/15/25 (144A)                        2,195,888
           4,650,000                JBS USA LUX SA, 8.25%, 2/1/20 (144A)                         4,795,312
          15,910,000                Marfrig Holdings Europe BV, 6.875%,
                                    6/24/19 (144A)                                              16,188,425
           1,823,000                Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)              1,867,664
          10,800,000                MHP SA, 8.25%, 4/2/20 (144A)                                10,370,160
           5,000,000                Minerva Luxembourg SA, 12.25%,
                                    2/10/22 (144A)                                               5,450,000
           3,325,000                Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                  3,266,812
           9,120,000                Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                 9,644,400
                                                                                           ---------------
                                                                                           $    90,831,171
----------------------------------------------------------------------------------------------------------
                                    Tobacco -- 0.1%
           9,630,000                Alliance One International, Inc., 9.875%,
                                    7/15/21                                                $     8,173,462
                                                                                           ---------------
                                    Total Food, Beverage & Tobacco                         $    99,004,633
----------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                    Health Care Services -- 0.1%
           2,500,000                MEDNAX, Inc., 5.25%, 12/1/23 (144A)                    $     2,628,125
           5,215,000                RegionalCare Hospital Partners Holdings, Inc.,
                                    8.25%, 5/1/23 (144A)                                         5,384,488
                                                                                           ---------------
                                                                                           $     8,012,613
----------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 0.3%
           5,640,000                CHS, 6.875%, 2/1/22                                    $     4,850,400
           5,070,000                Kindred Healthcare Inc., 6.375%, 4/15/22                     4,803,825
           7,871,000                Universal Hospital Services, Inc., 7.625%,
                                    8/15/20                                                      7,497,128
                                                                                           ---------------
                                                                                           $    17,151,353
----------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 0.3%
           5,850,000                Centene Corp., 5.625%, 2/15/21                         $     6,201,000
           3,905,000                Centene Corp., 6.125%, 2/15/24                               4,236,925
           8,895,000                Molina Healthcare, Inc., 5.375%, 11/15/22                    9,184,088
                                                                                           ---------------
                                                                                           $    19,622,013
                                                                                           ---------------
                                    Total Health Care Equipment & Services                 $    44,785,979
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.7%
                                    Biotechnology -- 0.1%
           4,600,000                AbbVie, Inc., 2.85%, 5/14/23                           $     4,669,934
----------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 0.6%
           7,759,000                Endo Finance LLC, 5.375%, 1/15/23 (144A)               $     6,866,715
           1,975,000                Endo, Ltd., 6.5%, 2/1/25 (144A)                              1,745,406
          15,515,000                Mylan NV, 3.95%, 6/15/26 (144A)                             15,631,937
EURO       8,100,000                Valeant Pharmaceuticals International, Inc.,
                                    4.5%, 5/15/23                                                7,190,876
           5,655,000                Valeant Pharmaceuticals International, Inc.,
                                    5.875%, 5/15/23 (144A)                                       4,877,438
                                                                                           ---------------
                                                                                           $    36,312,372
                                                                                           ---------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                          $    40,982,306
----------------------------------------------------------------------------------------------------------
                                    BANKS -- 7.1%
                                    Diversified Banks -- 6.7%
INR      575,360,000                Asian Development Bank, 6.2%, 10/6/26                  $     8,743,274
           8,110,000                Australia & New Zealand Banking Group, Ltd.,
                                    4.5%, 3/19/24 (144A)                                         8,574,225
           6,400,000       7.38     Banco Continental SA via Continental Trustees
                                    Cayman, Ltd., Floating Rate Note,
                                    10/7/40 (144A)                                               7,111,898
          10,210,000       6.88     Banco de Credito del Peru Panama, Floating
                                    Rate Note, 9/16/26 (144A)                                   11,613,875
           2,915,000       3.80     Banco Nacional de Comercio Exterior SNC
                                    Cayman Islands, Floating Rate Note,
                                    8/11/26 (144A)                                               2,830,319
           5,000,000                Banco Nacional de Costa Rica, 4.875%,
                                    11/1/18 (144A)                                               5,140,000
           3,150,000       6.25     Bank of America Corp., Floating Rate Note,
                                    9/29/49                                                      3,280,252
          14,685,000                Banque Ouest Africaine de Developpement,
                                    5.5%, 5/6/21 (144A)                                         15,610,155
           8,700,000                Barclays Plc, 4.375%, 1/12/26                                9,001,359
           2,500,000                BBVA Bancomer SA Texas, 4.375%,
                                    4/10/24 (144A)                                               2,621,875
          23,300,000                BBVA Bancomer SA Texas, 6.5%, 3/10/21 (144A)                25,426,125
           2,270,000       5.35     BBVA Bancomer SA Texas, Floating Rate Note,
                                    11/12/29 (144A)                                              2,287,025
          16,300,000       7.62     BNP Paribas SA, Floating Rate Note
                                    (Perpetual) (144A)                                          16,777,297
          11,400,000                BPCE SA, 4.875%, 4/1/26 (144A)                              11,856,137
           8,909,000       5.95     Citigroup, Inc., Floating Rate Note (Perpetual)              9,229,100
           6,000,000       5.90     Citigroup, Inc., Floating Rate Note (Perpetual)              6,210,000

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 43

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Diversified Banks -- (continued)
          13,371,000       6.25     Citigroup, Inc., Floating Rate Note (Perpetual)        $    14,390,539
           4,150,000                Cooperatieve Rabobank UA, 3.75%, 7/21/26                     4,156,798
          15,275,000       7.88     Credit Agricole SA, Floating Rate Note
                                    (Perpetual) (144A)                                          15,268,584
          19,425,000       8.12     Credit Agricole SA, Floating Rate Note
                                    (Perpetual) (144A)                                          20,590,500
          24,000,000                Credit Suisse Group Funding Guernsey, Ltd.,
                                    3.8%, 9/15/22                                               24,517,992
           7,300,000       6.88     HSBC Holdings Plc, Floating Rate Note (Perpetual)            7,591,073
          12,814,000       6.50     ING Groep NV, Floating Rate Note, 12/29/49                  12,421,571
INR      208,750,000                Inter-American Development Bank, 6.0%, 9/5/17                3,116,468
NZD       56,560,000                International Bank for Reconstruction &
                                    Development, 3.5%, 1/22/21                                  42,726,947
NZD       11,030,000                International Bank for Reconstruction &
                                    Development, 4.625%, 10/6/21                                 8,779,702
          16,850,000       7.70     Intesa Sanpaolo S.p.A., Floating Rate Note
                                    (Perpetual) (144A)                                          14,743,750
           7,200,000                Lloyds Banking Group Plc, 4.65%, 3/24/26                     7,408,692
EURO       1,395,000       6.38     Lloyds Banking Group Plc, Floating Rate Note
                                    (Perpetual)                                                  1,574,325
          11,800,000                Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)                12,414,485
          17,800,000                Nordea Bank AB, 4.25%, 9/21/22 (144A)                       19,230,461
           4,000,000       4.00     Oversea-Chinese Banking Corp, Ltd., Floating
                                    Rate Note, 10/15/24 (144A)                                   4,177,320
           2,625,000                Royal Bank of Scotland Group Plc, 4.8%, 4/5/26               2,699,624
          13,500,000       7.50     Royal Bank of Scotland Group Plc, Floating Rate
                                    Note (Perpetual)                                            12,386,250
           6,500,000       8.00     Royal Bank of Scotland Group Plc, Floating Rate
                                    Note (Perpetual)                                             6,110,000
           2,150,000       8.62     Royal Bank of Scotland Group Plc, Floating Rate
                                    Note (Perpetual)                                             2,104,312
             410,526       3.60     SBP DPR Finance Co., Floating Rate Note,
                                    3/15/17 (144A)                                                 410,351
          11,145,000       4.50     Scotiabank Peru SAA, Floating Rate Note,
                                    12/13/27 (144A)                                             11,367,900
          13,752,000                Standard Chartered Plc, 3.95%, 1/11/23 (144A)               13,715,447
           6,345,000                Turkiye Is Bankasi, 5.375%, 10/6/21 (144A)                   6,370,634
                                                                                           ---------------
                                                                                           $   414,586,641
----------------------------------------------------------------------------------------------------------
                                    Regional Banks -- 0.1%
           6,843,000                Banco Internacional del Peru SAA Panama,
                                    5.75%, 10/7/20 (144A)                                  $     7,570,069
             660,000       5.57     Wachovia Capital Trust III, Floating Rate Note
                                    (Perpetual)                                                    658,284
                                                                                           ---------------
                                                                                           $     8,228,353
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- 0.3%
          12,500,000                Alfa Bank AO Via Alfa Bond Issuance Plc, 7.5%,
                                    9/26/19 (144A)                                         $    13,625,000
           4,090,000                Argentine Republic Government International
                                    Bond, 7.5%, 4/22/26 (144A)                                   4,613,520
           2,200,000                Vnesheconombank Via VEB Finance Plc, 5.942%,
                                    11/21/23 (144A)                                              2,323,794
                                                                                           ---------------
                                                                                           $    20,562,314
                                                                                           ---------------
                                    Total Banks                                            $   443,377,308
----------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 5.6%
                                    Other Diversified Financial Services -- 1.5%
          18,835,000                Carlyle Holdings II Finance LLC, 5.625%,
                                    3/30/43 (144A)                                         $    20,440,081
IDR  317,970,000,000                European Investment Bank, 7.2%, 7/9/19 (144A)               24,403,850
           6,250,000                Fixed Income Trust Series 2013-A, 10/15/97
                                    (Step) (144A) (c) (d)                                        5,818,349
NZD       15,300,000                JPMorgan Chase & Co., 4.25%, 11/2/18                        11,384,465
          15,886,000       6.75     JPMorgan Chase & Co., Floating Rate Note
                                    (Perpetual)                                                 17,534,172
           5,300,000                SUAM Finance BV, 4.875%, 4/17/24 (144A)                      5,620,650
           5,351,000       0.00     Tiers Trust, Floating Rate Note, 10/15/97
                                    (144A) (c)                                                   5,462,873
                                                                                           ---------------
                                                                                           $    90,664,440
----------------------------------------------------------------------------------------------------------
                                    Multi-Sector Holdings -- 0.3%
           4,710,000                GrupoSura Finance SA, 5.7%, 5/18/21 (144A)             $     5,122,125
          11,820,000                IPIC GMTN, Ltd., 5.5%, 3/1/22 (144A)                        13,749,260
                                                                                           ---------------
                                                                                           $    18,871,385
----------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.6%
           3,200,000                Aviation Capital Group Corp., 4.625%,
                                    1/31/18 (144A)                                         $     3,316,000
           7,180,000                BM&FBovespa SA -- Bolsa de Valores Mercadorias
                                    e Futuros, 5.5%, 7/16/20 (144A)                              7,625,160
          12,855,000                Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)               14,285,504
           1,750,000                Fly Leasing, Ltd., 6.375%, 10/15/21                          1,776,250
           4,953,000                Fly Leasing, Ltd., 6.75%, 12/15/20                           5,101,590
           4,695,000                Nationstar Mortgage LLC, 6.5%, 6/1/22                        4,507,200
                                                                                           ---------------
                                                                                           $    36,611,704
----------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- 1.3%
           1,750,000                Ally Financial, Inc., 4.625%, 3/30/25                  $     1,793,750
          18,162,000                Ally Financial, Inc., 5.75%, 11/20/25                       19,001,992
          21,450,000                Capital One Financial Corp., 3.75%, 7/28/26                 21,526,019
INR      358,950,000                International Finance Corp., 6.3%, 11/25/24                  5,540,005

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 45

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- (continued)
INR    1,036,140,000                International Finance Corp., 7.75%, 12/3/16            $    15,763,818
INR    1,040,880,000                International Finance Corp., 8.25%, 6/10/21                 16,978,291
                                                                                           ---------------
                                                                                           $    80,603,875
----------------------------------------------------------------------------------------------------------
                                    Asset Management & Custody Banks -- 0.8%
           7,925,000                Blackstone Holdings Finance Co LLC, 5.0%,
                                    6/15/44 (144A)                                         $     8,658,380
           9,496,000                Blackstone Holdings Finance Co. LLC, 6.25%,
                                    8/15/42 (144A)                                              11,840,591
              19,000                Eaton Vance Corp., 6.5%, 10/2/17                                19,934
          21,530,000                KKR Group Finance Co. II LLC, 5.5%,
                                    2/1/43 (144A)                                               22,707,260
           8,400,000                Legg Mason, Inc., 4.75%, 3/15/26                             9,076,150
                                                                                           ---------------
                                                                                           $    52,302,315
----------------------------------------------------------------------------------------------------------
                                    Investment Banking & Brokerage -- 0.9%
           5,945,000                Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)            $     6,572,453
           7,750,000                Macquarie Group, Ltd., 6.25%, 1/14/21 (144A)                 8,844,238
          13,200,000                Morgan Stanley, 4.1%, 5/22/23                               13,955,845
           4,400,000                Morgan Stanley, 4.875%, 11/1/22                              4,853,037
           1,750,000       5.55     Morgan Stanley, Floating Rate Note (Perpetual)               1,787,188
          16,775,000                UBS AG, 7.625%, 8/17/22                                     19,542,875
                                                                                           ---------------
                                                                                           $    55,555,636
----------------------------------------------------------------------------------------------------------
                                    Diversified Capital Markets -- 0.2%
          14,275,000       2.49     ICBCIL Finance Co, Ltd., Floating Rate Note,
                                    11/13/18 (144A)                                        $    14,345,633
                                                                                           ---------------
                                    Total Diversified Financials                           $   348,954,988
----------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 5.5%
                                    Insurance Brokers -- 0.3%
          16,900,000                Brown & Brown, Inc., 4.2%, 9/15/24                     $    17,580,039
----------------------------------------------------------------------------------------------------------
                                    Life & Health Insurance -- 0.4%
           1,865,000       5.62     Prudential Financial, Inc., Floating Rate Note,
                                    6/15/43                                                $     2,011,962
           7,575,000       5.88     Prudential Financial, Inc., Floating Rate Note,
                                    9/15/42                                                      8,357,119
          10,340,000                Teachers Insurance & Annuity Association of
                                    America, 6.85%, 12/16/39 (144A)                             14,057,364
GBP        1,263,147                TIG FINCO Plc, 8.75%, 4/2/20                                 1,426,476
GBP          222,908       8.50     TIG FINCO Plc, Floating Rate Note, 3/2/20 (144A)               294,699
                                                                                           ---------------
                                                                                           $    26,147,620
----------------------------------------------------------------------------------------------------------
                                    Multi-line Insurance -- 0.6%
          10,060,000                AXA SA, 8.6%, 12/15/30                                 $    14,184,600
          11,050,000                Liberty Mutual Insurance Co., 7.697%
                                    (Perpetual) (144A)                                          14,377,409

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Multi-line Insurance -- (continued)
           3,800,000                Liberty Mutual Insurance Co., 8.5%,
                                    5/15/25 (144A)                                         $     4,844,814
                                                                                           ---------------
                                                                                           $    33,406,823
----------------------------------------------------------------------------------------------------------
                                    Property & Casualty Insurance -- 0.4%
          10,110,000                Delphi Financial Group, Inc., 7.875%, 1/31/20          $    11,601,589
             665,000       6.50     The Allstate Corp., Floating Rate Note, 5/15/57                773,062
          12,750,000                The Hanover Insurance Group, Inc.,
                                    4.5%, 4/15/26                                               13,250,922
                                                                                           ---------------
                                                                                           $    25,625,573
----------------------------------------------------------------------------------------------------------
                                    Reinsurance -- 3.8%
           1,700,000       5.78     Alamo Re, Ltd., Floating Rate Note, 6/7/18
                                    (Cat Bond) (144A)                                      $     1,762,050
           2,133,500                Arlington Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 8/31/16 (h) (i)                           103,688
           1,904,000                Arlington Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 8/31/17 (h) (i)                         1,955,408
           3,605,000                Berwick 2016-1 Segregated Account (Artex SAC
                                    Ltd.), Variable Rate Notes, 2/1/18 (h) (i)                   3,752,444
           2,753,000                Berwick Segregated Account (Artex), Variable
                                    Rate Note, 1/22/16 (h) (i)                                      82,590
           1,900,000       0.00     Blue Halo Re, Ltd., Floating Rate Note, 6/21/19
                                    (Cat Bond) (144A)                                            1,978,470
           5,350,000       6.85     Caelus Re, Ltd., Floating Rate Note, 4/7/17
                                    (Cat Bond) (144A)                                            5,477,865
          10,280,000                Carnosutie 2016-N,Segregated Account (Artex
                                    SAC Ltd.), Variable Rate Notes, 11/30/20 (h) (i)            11,033,524
          11,480,000                Carnoustie Segregated Account (Artex), Variable
                                    Rate Notes, 2/19/16 (h) (i)                                    234,192
EURO       4,700,000                Dundonald Segregated Account (Artex), Variable
                                    Rate Notes, 1/17/17 (h) (i)                                  5,052,931
               7,328                Eden Re II, Ltd., Variable Rate Notes, 4/19/18
                                    (144A) (h) (i)                                                 127,546
           6,800,000                Eden Re II, Variable Rate Notes, 4/23/19 (h) (i)             7,484,760
           5,650,000       7.69     Galileo Re, Ltd., Floating Rate Note, 1/9/17
                                    (Cat Bond) (144A)                                            5,716,105
           6,500,000                Gleneagles Segregated Account (Artex SAC Ltd),
                                    Variable Rate Notes, 11/30/20 (h) (i)                        7,330,050
           3,400,000       2.42     Golden State Re II, Ltd., Floating Rate Note,
                                    1/8/19 (Cat Bond) (144A)                                     3,361,580
          17,925,000                Gullane Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Note 11/30/20 (h) (i)                         19,038,142
           4,850,000       6.87     Kilimanjaro Re, Ltd., Floating Rate Note,
                                    12/6/19 (Cat Bond) (144A)                                    5,008,595
           3,400,000       9.46     Kilimanjaro Re, Ltd., Floating Rate Note,
                                    12/6/19 (Cat Bond) (144A)                                    3,551,300

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 47

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
             800,000       4.76     Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                    (Cat Bond) (144A)                                      $       815,680
             925,000       5.00     Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                    (Cat Bond) (144A)                                              947,015
           6,000,000                Kingsbarns Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Notes, 5/15/17 (h) (i)                         5,721,600
           2,766,574                Lahinch Re, Variable Rate Notes, 5/10/21 (h) (i)             2,718,436
           5,450,000       3.75     Long Point Re III, Ltd., Floating Rate Note,
                                    5/23/18 (Cat Bond) (144A)                                    5,580,800
           5,600,000                Lorenz Re, Ltd., Variable Rate Notes,
                                    3/31/18 (h) (i)                                                392,000
           7,000,000                Lorenz Re, Ltd., Variable Rate Notes,
                                    3/31/19 (h) (i)                                              7,253,400
           4,000,000                Madison Re. Variable Rate Notes, 3/31/19 (h) (i)             4,137,600
           3,300,000       2.26     Merna Re V, Ltd., Floating Rate Note, 4/7/17
                                    (Cat Bond) (144A)                                            3,296,700
           3,200,000                Nairn 2016 Segregated Account (Artex), Variable
                                    Rate Notes, 8/29/17 (h) (i)                                  3,016,960
          15,300,000                Pangaea Re, Series 2015-1, Principal at Risk
                                    Notes, 2/1/19 (h) (i)                                          599,760
          14,520,000                Pangaea Re, Series 2015-2, Principal at Risk
                                    Notes, 11/30/19 (h) (i)                                      1,515,888
           6,150,000                Pangaea Re, Series 2016-2, Principal at Risk
                                    Notes, 11/30/20 (h) (i)                                      6,444,585
           3,000,000                Pangaea Re, Variable Rate Notes, 12/20/16 (h) (i)            2,947,800
          14,000,000                Pangaea Re., Variable Rate Notes, 2/1/20 (h) (i)            15,180,200
          11,730,000                Pangaea Re., Variable Rate Notes, 7/1/18 (h) (i)               211,140
             250,000       4.59     PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                                    (Cat Bond) (144A)                                              255,775
           7,017,560                PI-1, Series C -- 2014 (Artex), Variable Rate Notes,
                                    7/7/16 (h) (i)                                                  53,333
           3,198,710                Port Rush RE, Variable Rate Notes, 6/15/17 (h) (i)           3,080,997
           3,554,000                Prestwick Segregated Account (Artex), Variable
                                    Rate Notes, 7/1/16 (h) (i)                                     266,195
           1,000,000       3.76     Queen City Re, Ltd., Floating Rate Note, 1/6/17
                                    (Cat Bond) (144A)                                            1,002,400
           6,400,000       0.00     Resilience Re, Ltd., 4/7/17 (Cat Bond)                       6,213,120
           3,100,000       0.00     Resilience Re, Ltd., 6/12/17 (Cat Bond)                      3,052,260
           3,000,000       3.26     Sanders Re, Ltd., Floating Rate Note, 5/25/18
                                    (Cat Bond) (144A)                                            3,034,800
           7,400,000       4.21     Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                    (Cat Bond) (144A)                                            7,459,200
           3,000,000       3.76     Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                    (Cat Bond) (144A)                                            3,016,800
           3,000,000       3.97     Sanders Re, Ltd., Floating Rate Note, 6/7/17
                                    (Cat Bond) (144A)                                            3,022,800

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
           5,000,000                Sector Re V, Ltd., Variable Rate Notes ,
                                    3/1/21 (h) (i)                                         $     5,253,500
           2,750,000                Sector Re V, Ltd., Variable Rate Notes, 3/1/21
                                    (144A) (h) (i)                                               2,907,025
              27,573                Sector Re V, Ltd., Variable Rate Notes, 12/1/19
                                    (144A) (h) (i)                                                  34,546
           4,200,000                Sector Re V, Ltd., Variable Rate Notes, 12/1/20
                                    (144A) (h) (i)                                               4,644,780
              11,767                Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                                    (144A) (h) (i)                                                 175,287
              22,084                Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                                    (144A) (h) (i)                                                 495,715
           2,000,000                Shenandoah 2017-1 Segregated Account (Artex),
                                    Variable Rate Notes, 7/7/17 (h) (i)                          1,921,400
           4,500,000                Silverton Re, Ltd., Variable Rate Notes, 9/18/17
                                    (144A) (h) (i)                                                 111,150
           5,350,000                Silverton Re, Ltd., Variable Rate Notes, 9/18/18
                                    (144A) (h) (i)                                               5,656,020
           8,446,500                St. Andrews Segregated Account (Artex), Variable
                                    Rate Notes, 1/22/16 (h) (i)                                    166,396
           6,805,000                St. Andrews Segregated Account (Artex), Variance
                                    Rate Notes, 2/1/18 (h) (i)                                   7,272,504
JPY      693,676,297                Tralee Segregated Account (Artex), Variable Rate
                                    Note 7/15/17 (h) (i)                                         6,818,762
          14,121,000                Versutus 2016, Class A-1, Variable Rate Notes,
                                    11/30/20 (h) (i)                                            15,150,421
          12,033,893                Versutus Ltd., Series 2015-A, Variable Rate Notes,
                                    12/31/2017 (h) (i)                                             271,966
           2,200,000       2.75     Vitality Re IV, Ltd., Floating Rate Note, 1/9/17
                                    (Cat Bond) (144A)                                            2,199,340
             950,000       1.96     Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                                    (Cat Bond) (144A)                                              941,830
           2,900,000       2.26     Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                                    (Cat Bond) (144A)                                            2,902,610
           6,215,000       5.88     Wilton Re Finance LLC, Floating Rate Note,
                                    3/30/33 (Cat Bond) (144A)                                    6,385,912
                                                                                           ---------------
                                                                                           $   237,597,648
                                                                                           ---------------
                                    Total Insurance                                        $   340,357,703
----------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                    Technology Hardware, Storage &
                                    Peripherals -- 0.2%
          10,635,000                NCR Corp., 6.375%, 12/15/23                            $    11,246,512
----------------------------------------------------------------------------------------------------------
                                    Electronic Components -- 0.2%
EURO      11,335,000                Belden, Inc., 5.5%, 4/15/23                            $    13,355,485
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 49

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Electronic Manufacturing Services -- 0.3%
          15,200,000                Flex, Ltd., 5.0%, 2/15/23                              $    16,527,522
                                                                                           ---------------
                                    Total Technology Hardware & Equipment                  $    41,129,519
----------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.3%
                                    Semiconductors -- 0.3%
          14,145,000                Micron Technology, Inc., 5.25%, 8/1/23 (144A)          $    13,968,188
           3,600,000                Micron Technology, Inc., 5.875%, 2/15/22                     3,672,000
                                                                                           ---------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                              $    17,640,188
----------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 2.8%
                                    Integrated Telecommunication Services -- 1.8%
          18,000,000                AT&T, Inc., 3.95%, 1/15/25                             $    19,107,126
           7,100,000                AT&T, Inc., 4.75%, 5/15/46                                   7,429,830
           4,100,000                CenturyLink, Inc., 6.45%, 6/15/21                            4,392,125
           3,510,000                CenturyLink, Inc., 7.6%, 9/15/39                             3,053,700
           3,100,000                CenturyLink, Inc., 7.65%, 3/15/42                            2,673,750
           9,855,000                Frontier Communications Corp., 8.5%, 4/15/20                10,655,719
          10,355,000                Frontier Communications Corp., 8.75%, 4/15/22               10,562,100
          11,000,000                GTP Acquisition Partners I LLC, 2.35%,
                                    6/15/45 (144A)                                              10,957,100
           3,200,000                Ooredoo International Finance, Ltd., 3.875%,
                                    1/31/28 (144A)                                               3,316,928
           5,350,000                SFR Group SA, 6.0%, 5/15/22 (144A)                           5,457,000
          20,000,000                Verizon Communications, Inc., 6.55%, 9/15/43                27,041,700
           4,875,000                Windstream Services LLC, 6.375%, 8/1/23                      4,424,062
           6,835,000                Windstream Services LLC, 7.75%, 10/15/20                     6,954,612
                                                                                           ---------------
                                                                                           $   116,025,752
----------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 1.0%
           6,225,000                Altice US Finance I Corp., 5.5%, 5/15/26 (144A)        $     6,396,188
           3,750,000                Crown Castle Towers LLC, 3.222%,
                                    5/15/22 (144A)                                               3,866,250
           6,850,000                Crown Castle Towers LLC, 4.883%,
                                    8/15/20 (144A)                                               7,486,680
           3,135,000                Crown Castle Towers LLC, 6.113%,
                                    1/15/20 (144A)                                               3,474,362
           1,325,000                Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                   1,151,094
           9,600,000                Digicel, Ltd., 6.0%, 4/15/21 (144A)                          8,480,640
           3,300,000                SBA Tower Trust, 2.877%, 7/15/21 (144A)                      3,355,937
          10,375,000                Sprint Corp., 7.25%, 9/15/21                                10,413,906
           4,915,000                T-Mobile USA, Inc., 6.625%, 11/15/20                         5,050,162
           6,600,000                VimpelCom Holdings BV, 7.5043%,
                                    3/1/22 (144A)                                                7,392,000

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- (continued)
RUB      193,400,000                VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)            $     3,056,891
                                                                                           ---------------
                                                                                           $    60,124,110
                                                                                           ---------------
                                    Total Telecommunication Services                       $   176,149,862
----------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 2.7%
                                    Electric Utilities -- 1.8%
EURO       7,175,000                ContourGlobal Power Holdings SA, 5.125%,
                                    6/15/21 (144A)                                         $     8,384,616
           5,720,000                Dubai Electricity & Water Authority, 7.375%,
                                    10/21/20 (144A)                                              6,746,443
          23,175,000                Electricite de France SA, 6.0%, 1/22/14 (144A)              25,096,092
           5,285,000       5.25     Electricite de France SA, Floating Rate Note
                                    (Perpetual) (144A)                                           5,166,616
             215,000                Enel Finance International NV, 5.125%,
                                    10/7/19 (144A)                                                 235,883
          10,830,000       8.13     Enel S.p.A., Floating Rate Note, 9/24/73 (144A)             12,657,562
           1,750,000                Israel Electric Corp, Ltd., 5.0%, 11/12/24                   1,920,625
           5,000,000                Israel Electric Corp., Ltd., 5.625%,
                                    6/21/18 (144A)                                               5,282,500
           4,150,000                Israel Electric Corp., Ltd., 6.7%, 2/10/17 (144A)            4,216,898
           2,725,000                Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)           3,024,750
           1,330,000                Israel Electric Corp., Ltd., 9.375%,
                                    1/28/20 (144A)                                               1,624,276
              85,000                Nevada Power Co., 6.5%, 8/1/18                                  92,814
           3,725,000                Public Service Co. of New Mexico, 7.95%,
                                    5/15/18                                                      4,090,914
          14,425,000       6.25     Southern California Edison Co., Floating Rate
                                    Note (Perpetual)                                            16,011,750
          13,570,000                Talen Energy Supply LLC, 6.5%, 6/1/25                       10,889,925
           6,320,000                TerraForm Power, 9.75%, 8/15/22 (144A)                       6,509,600
                                                                                           ---------------
                                                                                           $   111,951,264
----------------------------------------------------------------------------------------------------------
                                    Gas Utilities -- 0.2%
           5,495,000                DCP Midstream Operating LP, 5.6%, 4/1/44               $     5,082,875
           1,965,000                Nakilat, Inc., 6.067%, 12/31/33 (144A)                       2,361,950
           3,656,910                Nakilat, Inc., 6.267%, 12/31/33 (144A)                       4,373,298
                                                                                           ---------------
                                                                                           $    11,818,123
----------------------------------------------------------------------------------------------------------
                                    Multi-Utilities -- 0.0%+
           2,188,992                Ormat Funding Corp., 8.25%, 12/30/20                   $     2,167,102
----------------------------------------------------------------------------------------------------------
                                    Independent Power Producers &
                                    Energy Traders -- 0.7%
          10,000,000                AES Corp., 5.5%, 4/15/25                               $    10,300,000
           1,156,558                Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                 1,183,291
           6,100,000                Instituto Costarricense de Electricidad, 6.375%,
                                    5/15/43 (144A)                                               5,322,250

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 51

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Independent Power Producers &
                                    Energy Traders -- (continued)
           8,380,000                Instituto Costarricense de Electricidad, 6.95%,
                                    11/10/21 (144A)                                        $     8,882,800
           2,128,917                Kiowa Power Partners LLC, 5.737%,
                                    3/30/21 (144A)                                               2,248,837
           1,900,000                NRG Energy, Inc., 6.625%, 1/15/27 (144A)                     1,862,000
           1,700,000                NRG Energy, Inc., 7.25%, 5/15/26 (144A)                      1,729,750
             933,000                NRG Energy, Inc., 7.875%, 5/15/21                              974,985
           2,390,686                Panoche Energy Center LLC, 6.885%,
                                    7/31/29 (144A)                                               2,484,597
           7,850,000                Star Energy Geothermal Wayang Windu, Ltd.,
                                    6.125%, 3/27/20 (144A)                                       8,203,250
                                                                                           ---------------
                                                                                           $    43,191,760
                                                                                           ---------------
                                    Total Utilities                                        $   169,128,249
----------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 1.1%
                                    Diversified REIT -- 0.2%
           7,300,000                DCT Industrial Operating Partnership LP,
                                    4.5%, 10/15/23                                         $     7,734,168
           2,825,000                Duke Realty LP, 3.25%, 6/30/26                               2,887,870
                                                                                           ---------------
                                                                                           $    10,622,038
----------------------------------------------------------------------------------------------------------
                                    Office REIT -- 0.5%
             100,000                Alexandria Real Estate Equities, Inc.,
                                    2.75%, 1/15/20                                         $       101,512
           4,802,000                Alexandria Real Estate Equities, Inc.,
                                    3.9%, 6/15/23                                                5,034,297
          11,010,000                Alexandria Real Estate Equities, Inc.,
                                    4.6%, 4/1/22                                                11,977,482
           9,060,000                Highwoods Realty LP, 3.625%, 1/15/23                         9,286,056
           5,045,000                Piedmont Operating Partnership LP, 3.4%, 6/1/23              4,968,856
                                                                                           ---------------
                                                                                           $    31,368,203
----------------------------------------------------------------------------------------------------------
                                    Health Care REIT -- 0.2%
           3,370,000                Healthcare Realty Trust, Inc., 5.75%, 1/15/21          $     3,828,199
          10,165,000                Healthcare Trust of America Holdings LP,
                                    3.5%, 8/1/26                                                10,298,568
                                                                                           ---------------
                                                                                           $    14,126,767
----------------------------------------------------------------------------------------------------------
                                    Specialized REIT -- 0.2%
           7,000,000                Communications Sales & Leasing, Inc., 6.0%,
                                    4/15/23 (144A)                                         $     7,262,500
           6,275,000                Equinix, Inc., 5.75%, 1/1/25                                 6,667,188
                                                                                           ---------------
                                                                                           $    13,929,688
                                                                                           ---------------
                                    Total Real Estate                                      $    70,046,696
----------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $2,556,428,365)                                  $ 2,648,609,650
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- 24.5%
          45,090,000                Fannie Mae, 3.0%, 10/13/16 (TBA)                       $    46,863,656
           9,379,253                Fannie Mae, 3.0%, 5/1/31                                     9,915,886
          18,170,057                Fannie Mae, 3.0%, 5/1/43                                    18,926,603
           1,812,173                Fannie Mae, 3.0%, 5/1/46                                     1,895,039
           8,355,454                Fannie Mae, 3.0%, 9/1/46                                     8,691,946
          93,105,000                Fannie Mae, 3.5%, 10/13/16 (TBA)                            98,240,318
           3,888,333                Fannie Mae, 3.5%, 11/1/40                                    4,119,325
           1,615,330                Fannie Mae, 3.5%, 11/1/42                                    1,710,572
             794,253                Fannie Mae, 3.5%, 11/1/42                                      849,126
             331,297                Fannie Mae, 3.5%, 11/1/42                                      354,001
           1,010,204                Fannie Mae, 3.5%, 11/1/42                                    1,080,268
              33,857                Fannie Mae, 3.5%, 12/1/42                                       36,186
           1,329,727                Fannie Mae, 3.5%, 12/1/42                                    1,421,579
           7,218,243                Fannie Mae, 3.5%, 2/1/46                                     7,614,586
           4,175,715                Fannie Mae, 3.5%, 3/1/46                                     4,406,609
           8,427,749                Fannie Mae, 3.5%, 4/1/46                                     8,890,504
           4,843,590                Fannie Mae, 3.5%, 5/1/46                                     5,169,370
           1,435,970                Fannie Mae, 3.5%, 6/1/42                                     1,519,854
           5,608,091                Fannie Mae, 3.5%, 7/1/42                                     5,934,483
          20,814,662                Fannie Mae, 3.5%, 7/1/46                                    21,986,409
           8,141,762                Fannie Mae, 3.5%, 8/1/42                                     8,622,746
          13,639,132                Fannie Mae, 3.5%, 8/1/42                                    14,444,528
          14,985,166                Fannie Mae, 3.5%, 8/1/46                                    15,851,813
           6,874,068                Fannie Mae, 3.5%, 9/1/45                                     7,251,513
           7,538,844                Fannie Mae, 4.0%, 1/1/42                                     8,099,011
           2,294,078                Fannie Mae, 4.0%, 1/1/42                                     2,466,921
              35,853                Fannie Mae, 4.0%, 1/1/45                                        38,517
           4,397,810                Fannie Mae, 4.0%, 10/1/43                                    4,789,867
             533,384                Fannie Mae, 4.0%, 10/1/44                                      573,016
             167,901                Fannie Mae, 4.0%, 10/1/44                                      180,377
             153,889                Fannie Mae, 4.0%, 10/1/44                                      165,324
              15,485                Fannie Mae, 4.0%, 10/1/44                                       16,635
             475,719                Fannie Mae, 4.0%, 10/1/44                                      511,067
          10,822,982                Fannie Mae, 4.0%, 10/1/45                                   11,635,469
           4,879,605                Fannie Mae, 4.0%, 10/1/45                                    5,245,938
           7,536,563                Fannie Mae, 4.0%, 10/1/45                                    8,100,817
          29,625,000                Fannie Mae, 4.0%, 10/13/16 (TBA)                            31,816,788
           2,024,549                Fannie Mae, 4.0%, 11/1/41                                    2,176,376
              12,903                Fannie Mae, 4.0%, 11/1/41                                       13,908
             509,999                Fannie Mae, 4.0%, 11/1/42                                      548,025
           7,002,656                Fannie Mae, 4.0%, 11/1/43                                    7,586,556
           2,366,901                Fannie Mae, 4.0%, 11/1/43                                    2,597,704

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 53

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
             144,666                Fannie Mae, 4.0%, 11/1/44                              $       155,415
             184,816                Fannie Mae, 4.0%, 11/1/44                                      198,548
             576,650                Fannie Mae, 4.0%, 11/1/44                                      619,498
             571,800                Fannie Mae, 4.0%, 11/1/44                                      614,287
             401,577                Fannie Mae, 4.0%, 11/1/44                                      431,415
           8,477,975                Fannie Mae, 4.0%, 11/1/45                                    9,112,723
              56,320                Fannie Mae, 4.0%, 12/1/23                                       60,505
              14,665                Fannie Mae, 4.0%, 12/1/30                                       15,881
           4,879,047                Fannie Mae, 4.0%, 12/1/40                                    5,386,717
          17,783,059                Fannie Mae, 4.0%, 12/1/41                                   19,165,860
           4,797,815                Fannie Mae, 4.0%, 12/1/41                                    5,154,313
              73,222                Fannie Mae, 4.0%, 12/1/41                                       78,662
           1,226,637                Fannie Mae, 4.0%, 12/1/43                                    1,335,990
             109,978                Fannie Mae, 4.0%, 12/1/44                                      118,149
           2,202,708                Fannie Mae, 4.0%, 2/1/42                                     2,374,394
           2,311,303                Fannie Mae, 4.0%, 2/1/44                                     2,520,810
           4,003,088                Fannie Mae, 4.0%, 2/1/44                                     4,359,840
             230,554                Fannie Mae, 4.0%, 4/1/41                                       251,010
           6,236,255                Fannie Mae, 4.0%, 4/1/42                                     6,721,204
           1,837,107                Fannie Mae, 4.0%, 4/1/42                                     1,973,612
           3,244,310                Fannie Mae, 4.0%, 4/1/42                                     3,494,442
             310,353                Fannie Mae, 4.0%, 5/1/42                                       334,466
          12,759,411                Fannie Mae, 4.0%, 5/1/46                                    13,724,854
             471,733                Fannie Mae, 4.0%, 6/1/42                                       508,548
             846,041                Fannie Mae, 4.0%, 6/1/44                                       908,905
               1,264                Fannie Mae, 4.0%, 7/1/18                                         1,304
           1,586,017                Fannie Mae, 4.0%, 7/1/42                                     1,728,103
             158,533                Fannie Mae, 4.0%, 7/1/42                                       170,946
          12,268,471                Fannie Mae, 4.0%, 7/1/44                                    13,180,070
          12,175,161                Fannie Mae, 4.0%, 7/1/46                                    13,100,090
          13,151,280                Fannie Mae, 4.0%, 8/1/42                                    14,178,360
           3,838,026                Fannie Mae, 4.0%, 8/1/43                                     4,158,381
           3,618,153                Fannie Mae, 4.0%, 8/1/43                                     3,940,697
           7,451,604                Fannie Mae, 4.0%, 8/1/44                                     8,005,693
          12,223,444                Fannie Mae, 4.0%, 8/1/46                                    13,167,060
          11,863,682                Fannie Mae, 4.0%, 8/1/46                                    12,779,520
             757,314                Fannie Mae, 4.0%, 9/1/37                                       819,835
             170,414                Fannie Mae, 4.0%, 9/1/44                                       183,077
           5,776,920                Fannie Mae, 4.5%, 11/1/40                                    6,338,177
           4,355,626                Fannie Mae, 4.5%, 11/1/43                                    4,771,207
             293,795                Fannie Mae, 4.5%, 12/1/40                                      324,134
          14,509,861                Fannie Mae, 4.5%, 12/1/40                                   15,953,459

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
              36,528                Fannie Mae, 4.5%, 12/1/41                              $        40,164
           6,657,522                Fannie Mae, 4.5%, 2/1/44                                     7,292,734
             800,073                Fannie Mae, 4.5%, 3/1/41                                       879,622
             948,852                Fannie Mae, 4.5%, 3/1/41                                     1,040,790
               6,506                Fannie Mae, 4.5%, 4/1/41                                         7,136
           4,371,914                Fannie Mae, 4.5%, 5/1/41                                     4,806,484
          13,708,071                Fannie Mae, 4.5%, 7/1/41                                    15,114,126
           3,124,418                Fannie Mae, 4.5%, 7/1/41                                     3,430,744
             182,934                Fannie Mae, 4.5%, 8/1/40                                       200,658
          15,833,838                Fannie Mae, 4.5%, 8/1/41                                    17,345,092
             704,084                Fannie Mae, 4.5%, 9/1/41                                       774,335
           8,389,541                Fannie Mae, 4.5%, 9/1/43                                     9,190,009
           1,438,902                Fannie Mae, 5.0%, 1/1/39                                     1,596,804
          26,201,295                Fannie Mae, 5.0%, 1/1/45                                    29,076,577
             609,871                Fannie Mae, 5.0%, 10/1/40                                      680,960
          33,706,559                Fannie Mae, 5.0%, 11/1/44                                   37,451,554
             191,264                Fannie Mae, 5.0%, 2/1/22                                       205,343
               8,627                Fannie Mae, 5.0%, 4/1/22                                         8,939
             471,669                Fannie Mae, 5.0%, 5/1/38                                       523,430
             501,084                Fannie Mae, 5.0%, 5/1/41                                       558,184
              69,832                Fannie Mae, 5.0%, 6/1/22                                        71,855
              24,190                Fannie Mae, 5.0%, 6/1/22                                        25,964
           4,313,621                Fannie Mae, 5.0%, 6/1/35                                     4,811,142
           2,493,515                Fannie Mae, 5.0%, 6/1/40                                     2,773,558
             388,302                Fannie Mae, 5.0%, 6/1/40                                       430,933
             976,463                Fannie Mae, 5.0%, 7/1/35                                     1,083,618
           2,311,915                Fannie Mae, 5.0%, 7/1/35                                     2,566,774
             921,401                Fannie Mae, 5.0%, 7/1/39                                     1,022,514
             595,218                Fannie Mae, 5.0%, 7/1/39                                       661,560
             968,041                Fannie Mae, 5.0%, 7/1/39                                     1,074,272
           1,804,405                Fannie Mae, 5.0%, 7/1/40                                     2,003,125
             476,892                Fannie Mae, 5.0%, 7/1/41                                       529,226
           1,505,227                Fannie Mae, 5.0%, 8/1/35                                     1,672,181
          13,132,453                Fannie Mae, 5.0%, 9/1/43                                    14,573,584
             185,909                Fannie Mae, 5.5%, 12/1/35                                      210,055
             287,115                Fannie Mae, 5.5%, 3/1/21                                       304,719
              77,170                Fannie Mae, 5.5%, 3/1/36                                        87,549
             107,299                Fannie Mae, 5.5%, 4/1/34                                       122,011
              89,008                Fannie Mae, 5.5%, 4/1/36                                       100,195
              35,721                Fannie Mae, 5.5%, 5/1/33                                        40,576
              20,582                Fannie Mae, 5.5%, 6/1/33                                        23,379
              51,691                Fannie Mae, 5.5%, 7/1/33                                        58,727

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 55

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
               10,872               Fannie Mae, 6.0%, 1/1/33                               $        12,603
               72,031               Fannie Mae, 6.0%, 1/1/34                                        83,264
                2,463               Fannie Mae, 6.0%, 10/1/32                                        2,855
                5,541               Fannie Mae, 6.0%, 11/1/32                                        6,343
               53,467               Fannie Mae, 6.0%, 12/1/32                                       61,930
               84,373               Fannie Mae, 6.0%, 12/1/33                                       97,671
              181,964               Fannie Mae, 6.0%, 12/1/37                                      208,303
                1,513               Fannie Mae, 6.0%, 3/1/32                                         1,753
                6,130               Fannie Mae, 6.0%, 3/1/33                                         7,106
                2,543               Fannie Mae, 6.0%, 3/1/33                                         2,911
              243,011               Fannie Mae, 6.0%, 4/1/38                                       278,924
               76,597               Fannie Mae, 6.0%, 5/1/33                                        89,350
              202,213               Fannie Mae, 6.0%, 6/1/37                                       231,482
                8,036               Fannie Mae, 6.0%, 7/1/17                                         8,079
              128,396               Fannie Mae, 6.0%, 7/1/38                                       147,252
               13,124               Fannie Mae, 6.5%, 10/1/32                                       15,117
                3,587               Fannie Mae, 6.5%, 11/1/32                                        4,131
                  939               Fannie Mae, 6.5%, 2/1/32                                         1,082
                3,525               Fannie Mae, 6.5%, 3/1/32                                         4,060
                  318               Fannie Mae, 6.5%, 4/1/29                                           366
                1,257               Fannie Mae, 6.5%, 5/1/31                                         1,448
                  260               Fannie Mae, 6.5%, 6/1/31                                           299
                2,359               Fannie Mae, 6.5%, 8/1/32                                         2,755
                  357               Fannie Mae, 7.0%, 2/1/29                                           418
                1,030               Fannie Mae, 7.0%, 5/1/28                                         1,197
                  557               Fannie Mae, 7.0%, 7/1/31                                           594
                  734               Fannie Mae, 7.5%, 1/1/28                                           813
              910,281               Federal Home Loan Mortgage Corp., 2.5%, 1/1/30                 946,182
              533,419               Federal Home Loan Mortgage Corp., 2.5%, 4/1/30                 554,503
            1,367,787               Federal Home Loan Mortgage Corp., 3.0%, 11/1/30              1,443,567
           14,821,798               Federal Home Loan Mortgage Corp., 3.0%, 11/1/42             15,540,214
            2,040,647               Federal Home Loan Mortgage Corp., 3.0%, 5/1/43               2,138,920
            6,951,352               Federal Home Loan Mortgage Corp., 3.0%, 9/1/46               7,230,083
            2,692,294               Federal Home Loan Mortgage Corp., 3.5%, 10/1/40              2,839,985
            7,363,426               Federal Home Loan Mortgage Corp., 3.5%, 11/1/28              7,873,458
           12,345,498               Federal Home Loan Mortgage Corp., 3.5%, 5/1/46              13,039,914
              628,192               Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                 672,878
           18,011,139               Federal Home Loan Mortgage Corp., 3.5%, 8/1/46              19,177,318
            5,110,372               Federal Home Loan Mortgage Corp., 4.0%, 12/1/44              5,483,678
           11,135,861               Federal Home Loan Mortgage Corp., 4.0%, 12/1/45             11,963,721
              777,162               Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                 841,105

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
          11,428,150                Federal Home Loan Mortgage Corp., 4.0%, 3/1/46         $    12,274,256
             695,536                Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                 747,032
             327,739                Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                 352,003
           6,210,622                Federal Home Loan Mortgage Corp., 4.0%, 6/1/46               6,683,786
           1,644,687                Federal Home Loan Mortgage Corp., 4.0%, 7/1/44               1,779,911
           1,662,228                Federal Home Loan Mortgage Corp., 4.0%, 7/1/44               1,798,697
           1,319,446                Federal Home Loan Mortgage Corp., 4.0%, 7/1/44               1,427,799
             436,001                Federal Home Loan Mortgage Corp., 4.5%, 10/1/35                477,734
             648,871                Federal Home Loan Mortgage Corp., 4.5%, 10/1/43                710,317
             911,436                Federal Home Loan Mortgage Corp., 4.5%, 11/1/40              1,000,125
           2,227,599                Federal Home Loan Mortgage Corp., 4.5%, 11/1/43              2,437,934
              39,023                Federal Home Loan Mortgage Corp., 4.5%, 3/1/44                  42,749
             103,591                Federal Home Loan Mortgage Corp., 4.5%, 5/1/44                 113,373
           1,546,347                Federal Home Loan Mortgage Corp., 4.5%, 7/1/40               1,697,898
             163,542                Federal Home Loan Mortgage Corp., 4.5%, 9/1/41                 179,451
              62,296                Federal Home Loan Mortgage Corp., 4.5%, 9/1/43                  68,178
              44,036                Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                 49,327
           6,354,663                Federal Home Loan Mortgage Corp., 5.0%, 11/1/39              7,071,154
             271,808                Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                288,925
             236,593                Federal Home Loan Mortgage Corp., 5.0%, 12/1/34                264,014
             190,406                Federal Home Loan Mortgage Corp., 5.0%, 4/1/23                 205,052
              38,401                Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                  42,821
             171,592                Federal Home Loan Mortgage Corp., 5.0%, 7/1/35                 190,705
             483,111                Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                 534,966
             341,807                Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                 378,495
                 252                Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                    252
           3,346,173                Federal Home Loan Mortgage Corp., 5.5%, 6/1/41               3,784,639
              67,218                Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                  76,688
              66,900                Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                  77,604
               8,143                Federal Home Loan Mortgage Corp., 6.0%, 10/1/37                  9,358
              94,351                Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                108,837
             155,010                Federal Home Loan Mortgage Corp., 6.0%, 12/1/37                177,762
               9,360                Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                  10,679
              15,319                Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                  17,478
              23,723                Federal Home Loan Mortgage Corp., 6.0%, 6/1/17                  24,006
             108,049                Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                 123,252
             127,608                Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                 147,809
               2,262                Federal Home Loan Mortgage Corp., 6.5%, 9/1/32                   2,591
           9,074,689                Federal National Mortgage Association,
                                    3.5%, 7/1/46                                                 9,599,517
              17,939                Federal National Mortgage Association,
                                    4.0%, 2/1/44                                                    19,272

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 57

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
             664,988                Federal National Mortgage Association,
                                    5.0%, 12/1/41                                          $       741,117
             554,741                Government National Mortgage Association I,
                                    3.5%, 10/15/44                                                 589,908
          12,936,954                Government National Mortgage Association I,
                                    3.5%, 10/15/44                                              13,757,737
          34,025,000                Government National Mortgage Association I,
                                    3.5%, 10/21/15 (TBA)                                        36,171,498
          10,869,215                Government National Mortgage Association I,
                                    3.5%, 7/15/42                                               11,556,371
          11,201,907                Government National Mortgage Association I,
                                    3.5%, 9/15/44                                               11,907,787
              16,010                Government National Mortgage Association I,
                                    4.0%, 1/15/40                                                   17,206
               8,772                Government National Mortgage Association I,
                                    4.0%, 1/15/41                                                    9,424
              63,989                Government National Mortgage Association I,
                                    4.0%, 1/15/41                                                   69,009
              49,300                Government National Mortgage Association I,
                                    4.0%, 1/15/41                                                   53,275
              19,114                Government National Mortgage Association I,
                                    4.0%, 1/15/42                                                   20,544
           1,484,729                Government National Mortgage Association I,
                                    4.0%, 1/15/42                                                1,600,553
           1,647,148                Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                1,772,522
           2,183,576                Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                2,348,940
             288,895                Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                  310,399
           1,807,799                Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                1,942,539
              31,202                Government National Mortgage Association I,
                                    4.0%, 10/15/40                                                  33,544
              16,713                Government National Mortgage Association I,
                                    4.0%, 10/15/40                                                  18,070
             109,638                Government National Mortgage Association I,
                                    4.0%, 10/15/40                                                 118,035
              13,101                Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                  14,118
              12,305                Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                  13,231
             192,051                Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                 207,076
              23,134                Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                  24,885

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
              16,082                Government National Mortgage Association I,
                                    4.0%, 10/15/41                                         $        17,281
              30,061                Government National Mortgage Association I,
                                    4.0%, 10/15/42                                                  32,303
               8,398                Government National Mortgage Association I,
                                    4.0%, 10/15/43                                                   9,023
           1,293,733                Government National Mortgage Association I,
                                    4.0%, 10/15/44                                               1,390,849
             112,104                Government National Mortgage Association I,
                                    4.0%, 10/15/44                                                 120,559
             321,059                Government National Mortgage Association I,
                                    4.0%, 10/15/44                                                 344,957
              15,545                Government National Mortgage Association I,
                                    4.0%, 11/15/40                                                  16,716
              70,557                Government National Mortgage Association I,
                                    4.0%, 11/15/40                                                  76,268
             234,517                Government National Mortgage Association I,
                                    4.0%, 11/15/40                                                 252,120
             544,439                Government National Mortgage Association I,
                                    4.0%, 11/15/40                                                 586,054
              55,355                Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                  59,507
              14,514                Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                  15,648
              25,105                Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                  27,057
             211,793                Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                 228,166
              11,219                Government National Mortgage Association I,
                                    4.0%, 11/15/42                                                  12,061
              13,911                Government National Mortgage Association I,
                                    4.0%, 11/15/43                                                  15,058
              59,092                Government National Mortgage Association I,
                                    4.0%, 11/15/44                                                  63,509
              26,529                Government National Mortgage Association I,
                                    4.0%, 11/15/44                                                  28,799
             405,368                Government National Mortgage Association I,
                                    4.0%, 11/15/44                                                 435,763
              76,760                Government National Mortgage Association I,
                                    4.0%, 11/15/44                                                  82,473
              13,394                Government National Mortgage Association I,
                                    4.0%, 12/15/40                                                  14,391
           1,186,124                Government National Mortgage Association I,
                                    4.0%, 12/15/40                                               1,275,141
              12,150                Government National Mortgage Association I,
                                    4.0%, 12/15/40                                                  13,077

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 59

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
             160,100                Government National Mortgage Association I,
                                    4.0%, 12/15/40                                         $       172,107
              14,492                Government National Mortgage Association I,
                                    4.0%, 12/15/41                                                  15,583
              17,936                Government National Mortgage Association I,
                                    4.0%, 12/15/41                                                  19,384
              23,314                Government National Mortgage Association I,
                                    4.0%, 12/15/41                                                  25,137
             601,676                Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                 653,273
             122,777                Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                 131,916
             914,257                Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                 982,311
             182,648                Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                 196,244
              19,881                Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                  21,385
             566,375                Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                 608,533
           1,160,843                Government National Mortgage Association I,
                                    4.0%, 2/15/41                                                1,251,685
              25,528                Government National Mortgage Association I,
                                    4.0%, 2/15/41                                                   27,523
              21,196                Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                   22,817
              16,512                Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                   17,799
             232,174                Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                  250,256
             275,295                Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                  295,929
               8,733                Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                    9,386
             332,893                Government National Mortgage Association I,
                                    4.0%, 2/15/44                                                  359,985
             147,123                Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                  158,074
           1,844,188                Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                1,982,057
             276,133                Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                  296,693
             255,239                Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                  274,575
             757,288                Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                  814,847

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                               Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
             151,624                Government National Mortgage Association I,
                                    4.0%, 2/15/45                                          $       162,910
              10,542                Government National Mortgage Association I,
                                    4.0%, 3/15/39                                                   11,333
              90,010                Government National Mortgage Association I,
                                    4.0%, 3/15/41                                                   96,767
             131,449                Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                  141,744
           4,220,780                Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                4,534,959
           6,906,125                Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                7,420,190
             250,846                Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                  269,518
             636,033                Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                  683,442
             274,147                Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                  294,554
             251,094                Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                  269,793
           1,628,413                Government National Mortgage Association I,
                                    4.0%, 3/15/45                                                1,750,008
              13,896                Government National Mortgage Association I,
                                    4.0%, 4/15/39                                                   14,938
              16,236                Government National Mortgage Association I,
                                    4.0%, 4/15/39                                                   17,454
             246,825                Government National Mortgage Association I,
                                    4.0%, 4/15/40                                                  265,199
              24,191                Government National Mortgage Association I,
                                    4.0%, 4/15/41                                                   26,007
           2,621,222                Government National Mortgage Association I,
                                    4.0%, 4/15/43                                                2,816,335
              14,725                Government National Mortgage Association I,
                                    4.0%, 4/15/43                                                   15,821
           2,182,348                Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                2,344,793
             968,431                Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                1,040,517
              22,465                Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                   24,137
             280,246                Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                  301,106
             289,163                Government National Mortgage Association I,
                                    4.0%, 4/15/45                                                  312,328
              18,466                Government National Mortgage Association I,
                                    4.0%, 5/15/41                                                   19,897

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 61

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
             320,708                Government National Mortgage Association I,
                                    4.0%, 5/15/41                                          $       345,609
             102,575                Government National Mortgage Association I,
                                    4.0%, 5/15/41                                                  110,262
           1,945,886                Government National Mortgage Association I,
                                    4.0%, 5/15/42                                                2,097,982
             284,182                Government National Mortgage Association I,
                                    4.0%, 5/15/43                                                  305,420
             105,913                Government National Mortgage Association I,
                                    4.0%, 5/15/43                                                  113,797
              15,597                Government National Mortgage Association I,
                                    4.0%, 5/15/43                                                   17,000
             481,322                Government National Mortgage Association I,
                                    4.0%, 5/15/44                                                  517,247
             319,044                Government National Mortgage Association I,
                                    4.0%, 5/15/45                                                  342,880
              13,475                Government National Mortgage Association I,
                                    4.0%, 6/15/41                                                   14,502
              13,490                Government National Mortgage Association I,
                                    4.0%, 6/15/41                                                   14,499
           3,863,646                Government National Mortgage Association I,
                                    4.0%, 6/15/41                                                4,159,148
             291,179                Government National Mortgage Association I,
                                    4.0%, 6/15/42                                                  312,883
             159,108                Government National Mortgage Association I,
                                    4.0%, 6/15/42                                                  171,054
             166,626                Government National Mortgage Association I,
                                    4.0%, 6/15/42                                                  179,568
             123,741                Government National Mortgage Association I,
                                    4.0%, 6/15/43                                                  132,951
              23,070                Government National Mortgage Association I,
                                    4.0%, 7/15/39                                                   24,787
             553,728                Government National Mortgage Association I,
                                    4.0%, 7/15/40                                                  596,810
             323,117                Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                  348,362
              16,747                Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                   18,004
             185,133                Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                  199,598
              72,684                Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                   78,362
              24,024                Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                   25,917
             300,047                Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                  323,474

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
             161,976                Government National Mortgage Association I,
                                    4.0%, 7/15/43                                          $       174,033
              73,018                Government National Mortgage Association I,
                                    4.0%, 7/15/45                                                   78,453
             407,225                Government National Mortgage Association I,
                                    4.0%, 8/15/40                                                  439,594
             255,805                Government National Mortgage Association I,
                                    4.0%, 8/15/40                                                  275,006
              10,317                Government National Mortgage Association I,
                                    4.0%, 8/15/41                                                   11,092
             145,061                Government National Mortgage Association I,
                                    4.0%, 8/15/41                                                  156,369
              21,468                Government National Mortgage Association I,
                                    4.0%, 8/15/41                                                   23,078
               3,549                Government National Mortgage Association I,
                                    4.0%, 8/15/41                                                    3,814
             164,305                Government National Mortgage Association I,
                                    4.0%, 8/15/43                                                  178,158
             837,299                Government National Mortgage Association I,
                                    4.0%, 8/15/43                                                  899,652
           1,846,154                Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                1,984,697
             222,239                Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                  238,929
             277,738                Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                  298,481
             675,943                Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                  726,586
           2,479,102                Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                2,663,858
             100,799                Government National Mortgage Association I,
                                    4.0%, 9/15/40                                                  108,478
           1,208,685                Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                1,302,990
             452,309                Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                  487,648
              16,182                Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                   17,450
             125,806                Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                  135,198
              56,671                Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                   61,006
              11,388                Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                   12,236
              12,394                Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                   13,341

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 63

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
              12,030                Government National Mortgage Association I,
                                    4.0%, 9/15/41                                          $        12,969
              24,769                Government National Mortgage Association I,
                                    4.0%, 9/15/43                                                   26,613
             238,676                Government National Mortgage Association I,
                                    4.0%, 9/15/43                                                  256,444
             151,067                Government National Mortgage Association I,
                                    4.0%, 9/15/43                                                  163,150
             342,920                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                  369,070
           2,147,437                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                2,307,868
           2,807,133                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                3,016,128
           6,085,643                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                6,538,634
           5,720,614                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                6,152,289
              15,535                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                   16,695
             610,732                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                  656,193
             324,916                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                  349,133
           1,569,746                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                1,687,433
           1,409,821                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                1,514,762
             894,945                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                  961,695
             225,327                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                  242,124
             150,097                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                  161,270
             334,561                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                  359,685
              71,185                Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                   76,527
             265,905                Government National Mortgage Association I,
                                    4.0%, 9/15/45                                                  287,778
             732,675                Government National Mortgage Association I,
                                    4.5%, 1/15/40                                                  819,645
             159,836                Government National Mortgage Association I,
                                    4.5%, 10/15/33                                                 177,890
           2,049,199                Government National Mortgage Association I,
                                    4.5%, 11/15/40                                               2,266,485

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
           2,010,083                Government National Mortgage Association I,
                                    4.5%, 3/15/38                                          $     2,226,236
             118,596                Government National Mortgage Association I,
                                    4.5%, 4/15/35                                                  131,905
              92,487                Government National Mortgage Association I,
                                    4.5%, 4/15/35                                                  102,164
           1,320,875                Government National Mortgage Association I,
                                    4.5%, 6/15/40                                                1,459,251
           1,460,814                Government National Mortgage Association I,
                                    4.5%, 6/15/41                                                1,617,419
           2,090,390                Government National Mortgage Association I,
                                    4.5%, 6/15/41                                                2,308,501
             656,749                Government National Mortgage Association I,
                                    4.5%, 7/15/41                                                  727,040
           3,800,298                Government National Mortgage Association I,
                                    4.5%, 8/15/41                                                4,202,155
             224,620                Government National Mortgage Association I,
                                    4.5%, 9/15/33                                                  251,665
             451,331                Government National Mortgage Association I,
                                    4.5%, 9/15/40                                                  501,830
              57,632                Government National Mortgage Association I,
                                    5.0%, 10/15/18                                                  60,388
               9,892                Government National Mortgage Association I,
                                    5.0%, 10/15/18                                                  10,422
             127,318                Government National Mortgage Association I,
                                    5.0%, 6/15/21                                                  133,130
             527,763                Government National Mortgage Association I,
                                    5.0%, 9/15/33                                                  594,126
             562,136                Government National Mortgage Association I,
                                    5.125%, 10/15/38                                               636,070
             186,788                Government National Mortgage Association I,
                                    5.5%, 1/15/34                                                  213,937
             126,688                Government National Mortgage Association I,
                                    5.5%, 1/15/35                                                  145,041
              16,936                Government National Mortgage Association I,
                                    5.5%, 10/15/19                                                  17,586
             162,890                Government National Mortgage Association I,
                                    5.5%, 10/15/19                                                 169,961
             247,216                Government National Mortgage Association I,
                                    5.5%, 10/15/34                                                 279,806
                 422                Government National Mortgage Association I,
                                    5.5%, 12/15/18                                                     423
             122,390                Government National Mortgage Association I,
                                    5.5%, 12/15/35                                                 138,335
             373,695                Government National Mortgage Association I,
                                    5.5%, 2/15/35                                                  424,914

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 65

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
              98,229                Government National Mortgage Association I,
                                    5.5%, 2/15/35                                          $       111,070
                  14                Government National Mortgage Association I,
                                    5.5%, 2/15/37                                                      16
               1,010                Government National Mortgage Association I,
                                    5.5%, 3/15/17                                                    1,012
              89,702                Government National Mortgage Association I,
                                    5.5%, 3/15/37                                                  101,388
             121,835                Government National Mortgage Association I,
                                    5.5%, 3/15/37                                                  137,707
             215,133                Government National Mortgage Association I,
                                    5.5%, 3/15/37                                                  243,160
             153,225                Government National Mortgage Association I,
                                    5.5%, 4/15/34                                                  175,373
              94,505                Government National Mortgage Association I,
                                    5.5%, 6/15/35                                                  106,817
              97,063                Government National Mortgage Association I,
                                    5.5%, 7/15/33                                                  112,111
             270,256                Government National Mortgage Association I,
                                    5.5%, 7/15/34                                                  309,486
              53,368                Government National Mortgage Association I,
                                    5.5%, 8/15/19                                                   55,233
              37,503                Government National Mortgage Association I,
                                    5.5%, 9/15/19                                                   38,325
             135,792                Government National Mortgage Association I,
                                    5.5%, 9/15/19                                                  140,689
              52,420                Government National Mortgage Association I,
                                    5.5%, 9/15/19                                                   54,282
             221,210                Government National Mortgage Association I,
                                    5.75%, 10/15/38                                                251,408
              71,517                Government National Mortgage Association I,
                                    5.75%, 10/15/38                                                 81,943
               3,740                Government National Mortgage Association I,
                                    6.0%, 1/15/17                                                    3,744
              21,451                Government National Mortgage Association I,
                                    6.0%, 1/15/33                                                   24,575
             104,822                Government National Mortgage Association I,
                                    6.0%, 1/15/33                                                  123,066
              51,325                Government National Mortgage Association I,
                                    6.0%, 1/15/34                                                   60,233
              31,072                Government National Mortgage Association I,
                                    6.0%, 10/15/33                                                  35,597
             389,246                Government National Mortgage Association I,
                                    6.0%, 10/15/37                                                 445,935
                 292                Government National Mortgage Association I,
                                    6.0%, 11/15/16                                                     293

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
             218,619                Government National Mortgage Association I,
                                    6.0%, 11/15/33                                         $       252,286
             108,762                Government National Mortgage Association I,
                                    6.0%, 2/15/33                                                  126,326
              83,280                Government National Mortgage Association I,
                                    6.0%, 2/15/33                                                   97,762
              78,663                Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                   94,247
              11,029                Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                   12,849
              44,681                Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                   51,393
             153,691                Government National Mortgage Association I,
                                    6.0%, 5/15/33                                                  181,131
              32,887                Government National Mortgage Association I,
                                    6.0%, 5/15/33                                                   37,676
             378,237                Government National Mortgage Association I,
                                    6.0%, 5/15/33                                                  435,701
              12,660                Government National Mortgage Association I,
                                    6.0%, 6/15/17                                                   12,725
               8,448                Government National Mortgage Association I,
                                    6.0%, 6/15/17                                                    8,491
              84,502                Government National Mortgage Association I,
                                    6.0%, 6/15/33                                                   99,213
             227,200                Government National Mortgage Association I,
                                    6.0%, 6/15/33                                                  270,217
              22,552                Government National Mortgage Association I,
                                    6.0%, 7/15/17                                                   22,747
              17,429                Government National Mortgage Association I,
                                    6.0%, 7/15/17                                                   17,616
             176,618                Government National Mortgage Association I,
                                    6.0%, 7/15/33                                                  209,135
              74,944                Government National Mortgage Association I,
                                    6.0%, 7/15/33                                                   87,791
             496,564                Government National Mortgage Association I,
                                    6.0%, 7/15/38                                                  569,026
             154,194                Government National Mortgage Association I,
                                    6.0%, 8/15/32                                                  180,957
              10,020                Government National Mortgage Association I,
                                    6.0%, 9/15/19                                                   10,046
             102,553                Government National Mortgage Association I,
                                    6.0%, 9/15/33                                                  117,513
              52,772                Government National Mortgage Association I,
                                    6.0%, 9/15/33                                                   61,454
              10,383                Government National Mortgage Association I,
                                    6.5%, 1/15/29                                                   11,974

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 67

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
               4,311                Government National Mortgage Association I,
                                    6.5%, 10/15/31                                         $         4,972
               3,675                Government National Mortgage Association I,
                                    6.5%, 10/15/31                                                   4,238
              13,740                Government National Mortgage Association I,
                                    6.5%, 10/15/32                                                  15,845
              52,395                Government National Mortgage Association I,
                                    6.5%, 11/15/32                                                  63,243
                 329                Government National Mortgage Association I,
                                    6.5%, 12/15/31                                                     393
               3,624                Government National Mortgage Association I,
                                    6.5%, 2/15/32                                                    4,306
               1,843                Government National Mortgage Association I,
                                    6.5%, 3/15/32                                                    2,217
               1,693                Government National Mortgage Association I,
                                    6.5%, 5/15/29                                                    2,000
              20,830                Government National Mortgage Association I,
                                    6.5%, 5/15/32                                                   24,022
               3,644                Government National Mortgage Association I,
                                    6.5%, 6/15/32                                                    4,203
               3,126                Government National Mortgage Association I,
                                    6.5%, 6/15/32                                                    3,606
               4,799                Government National Mortgage Association I,
                                    6.5%, 7/15/32                                                    5,534
               7,797                Government National Mortgage Association I,
                                    6.5%, 7/15/32                                                    9,010
              22,732                Government National Mortgage Association I,
                                    6.5%, 7/15/35                                                   26,215
               3,018                Government National Mortgage Association I,
                                    6.5%, 8/15/32                                                    3,481
              29,090                Government National Mortgage Association I,
                                    6.5%, 8/15/32                                                   33,547
               3,083                Government National Mortgage Association I,
                                    6.5%, 8/15/32                                                    3,555
              68,690                Government National Mortgage Association I,
                                    6.5%, 9/15/32                                                   79,215
              39,683                Government National Mortgage Association I,
                                    6.5%, 9/15/32                                                   45,764
                 549                Government National Mortgage Association I,
                                    7.0%, 5/15/29                                                      632
                 380                Government National Mortgage Association I,
                                    7.0%, 5/15/29                                                      427
               1,437                Government National Mortgage Association I,
                                    7.0%, 5/15/31                                                    1,613
               7,979                Government National Mortgage Association I,
                                    7.0%, 8/15/29                                                    8,178

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
                  99                Government National Mortgage Association I,
                                    7.5%, 8/15/29                                          $            99
           7,037,739                Government National Mortgage Association II,
                                    3.0%, 8/20/46                                                7,382,370
          15,155,000                Government National Mortgage Association II,
                                    3.0%, 9/20/46                                               15,897,125
           2,323,723                Government National Mortgage Association II,
                                    3.5%, 3/20/45                                                2,470,492
           3,064,074                Government National Mortgage Association II,
                                    3.5%, 3/20/46                                                3,315,032
           2,920,686                Government National Mortgage Association II,
                                    3.5%, 4/20/45                                                3,133,295
           3,098,926                Government National Mortgage Association II,
                                    3.5%, 4/20/45                                                3,320,768
           1,146,728                Government National Mortgage Association II,
                                    3.5%, 4/20/45                                                1,225,886
          10,967,127                Government National Mortgage Association II,
                                    3.5%, 8/20/45                                               11,652,653
           7,834,907                Government National Mortgage Association II,
                                    4.0%, 10/20/44                                               8,396,620
             485,251                Government National Mortgage Association II,
                                    4.5%, 1/20/35                                                  527,833
             831,487                Government National Mortgage Association II,
                                    4.5%, 12/20/34                                                 904,836
             449,636                Government National Mortgage Association II,
                                    4.5%, 3/20/35                                                  488,814
           4,961,581                Government National Mortgage Association II,
                                    4.5%, 9/20/41                                                5,442,697
               7,441                Government National Mortgage Association II,
                                    5.5%, 10/20/37                                                   8,218
             131,878                Government National Mortgage Association II,
                                    5.5%, 3/20/34                                                  152,448
             188,766                Government National Mortgage Association II,
                                    6.0%, 10/20/33                                                 222,769
              56,166                Government National Mortgage Association II,
                                    6.0%, 5/20/32                                                   66,273
                 279                Government National Mortgage Association II,
                                    6.5%, 1/20/28                                                      327
               4,400                Government National Mortgage Association II,
                                    7.0%, 1/20/29                                                    5,187
         124,000,000                U.S. Treasury Bills, 10/13/16 (d)                          123,994,172
          50,000,000                U.S. Treasury Bills, 11/3/16 (d)                            49,991,450
           1,800,000                U.S. Treasury Bonds, 2.5%, 5/15/46                           1,863,000
           5,000,000                U.S. Treasury Bonds, 4.75%, 2/15/37                          7,256,640

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 69

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS -- (continued)
         121,268,510                U.S. Treasury Inflation Indexed Bonds,
                                    0.75%, 2/15/45                                         $   124,995,943
          63,573,360                U.S. Treasury Inflation Indexed Bonds,
                                    1.0%, 2/15/46                                               70,275,963
----------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND
                                    AGENCY OBLIGATIONS
                                    (Cost $1,481,517,154)                                  $ 1,519,532,407
----------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- 4.9%
          10,915,000                Africa Finance Corp., 4.375%, 4/29/20 (144A)           $    11,394,823
          17,900,000                Brazil Minas SPE via State of Minas Gerais,
                                    5.333%, 2/15/28 (144A)                                      17,631,500
BRL       53,350,000                Brazilian Government International Bond,
                                    10.25%, 1/10/28                                             16,661,872
           8,500,000                City of Buenos Aires Argentina, 7.5%,
                                    6/1/27 (144A)                                                9,256,500
           6,037,000                Ecuador Government International Bond,
                                    10.5%, 3/24/20 (144A)                                        6,142,648
GHS       41,095,000                Ghana Government Bond, 24.5%, 4/22/19                       10,472,423
GHS       18,320,000                Ghana Government Bond, 24.75%, 7/19/21                       4,791,683
           4,865,000                Ivory Coast Government International Bond,
                                    6.375%, 3/3/28 (144A)                                        5,096,088
           4,385,000                Kenya Government International Bond, 5.875%,
                                    6/24/19 (144A)                                               4,528,390
           4,000,000                Kenya Government International Bond, 6.875%,
                                    6/24/24 (144A)                                               3,920,000
MXN      272,040,000                Mexican Bonos, 6.5%, 6/9/22                                 14,493,153
MXN       46,890,000                Mexican Bonos, 7.5%, 6/3/27                                  2,675,717
MXN      333,297,679                Mexican Udibonos, 2.0%, 6/9/22                              16,634,581
MXN      242,060,986                Mexican Udibonos, 3.5%, 12/14/17                            12,770,091
           9,860,000                Namibia International Bonds, 5.25%,
                                    10/29/25 (144A)                                             10,415,118
NZD       47,070,000                New Zealand Government Bond, 4.5%, 4/15/27                  41,365,885
NOK       63,500,000                Norway Government Bond, 2.0%, 5/24/23                        8,433,163
NOK      118,980,000                Norway Government Bond, 4.5%, 5/22/19                       16,331,840
           3,171,280                Province of Salta Argentina, 9.5%,
                                    3/16/22 (144A)                                               3,417,054
           2,815,000                Provincia de Buenos Aires Argentina, 9.125%,
                                    3/16/24 (144A)                                               3,149,281
           4,805,000                Provincia de Cordoba, 7.125%, 6/10/21 (144A)                 5,045,250
           1,445,000                Provincia de Neuquen Argentina, 8.625%,
                                    5/12/28 (144A)                                               1,593,112
          10,955,000                Provincia del Chubut Argentina, 7.75%,
                                    7/26/26 (144A)                                              11,187,794

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- (continued)
AUD       20,665,000                Queensland Treasury Corp., 5.5%, 6/21/21               $    18,367,151
          16,500,000                Republic of Argentina Government Bond,
                                    6.625%, 7/6/28                                              17,440,500
RON       41,660,000                Romania Government Bond, 5.85%, 4/26/23                     12,569,918
RON       17,400,000                Romania Government Bond, 5.95%, 6/11/21                      5,124,968
RUB           25,000                Russian Federal Bond -- OFZ, 7.6%, 7/20/22                         387
           8,016,000                Sri Lanka Government International Bond, 6.85%,
                                    11/3/25 (144A)                                               8,601,264
           2,635,000                Zambia Government International Bond, 5.375%,
                                    9/20/22 (144A)                                               2,313,082
----------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $322,615,170)                                    $   301,825,236
----------------------------------------------------------------------------------------------------------
                                    MUNICIPAL BONDS -- 1.4% (f)
                                    Municipal Development -- 0.4%
           7,050,000       5.90     Brazos Harbor Industrial Development Corp.,
                                    Floating Rate Note, 5/1/38                             $     7,505,571
          19,893,000                New Jersey Economic Development Authority,
                                    0.0%, 2/15/18                                               19,470,871
                                                                                           ---------------
                                                                                           $    26,976,442
----------------------------------------------------------------------------------------------------------
                                    Municipal Education -- 0.0%+
           2,300,000                Amherst College, 3.794%, 11/1/42                       $     2,433,566
----------------------------------------------------------------------------------------------------------
                                    Municipal General -- 0.4%
          17,600,000                JobsOhio Beverage System, 3.985%, 1/1/29               $    19,855,968
           4,480,000                JobsOhio Beverage System, 4.532%, 1/1/35                     5,230,176
                                                                                           ---------------
                                                                                           $    25,086,144
----------------------------------------------------------------------------------------------------------
                                    Higher Municipal Education -- 0.3%
           4,550,000                Baylor University, 4.313%, 3/1/42                      $     5,130,080
           2,380,000       0.76     Connecticut State Health & Educational Facility
                                    Authority, Floating Rate Note, 7/1/36                        2,380,000
           3,530,000       0.69     Massachusetts Health & Educational Facilities
                                    Authority, Floating Rate Note, 11/1/49                       3,530,000
           4,025,000                Massachusetts Institute of Technology, 5.6%,
                                    7/1/11                                                       5,563,641
                                                                                           ---------------
                                                                                           $    16,603,721
----------------------------------------------------------------------------------------------------------
                                    Municipal Medical -- 0.1%
           3,030,000       0.87     Harris County Health Facilities Development
                                    Corp., Floating Rate Note, 12/1/41                     $     3,030,000
           1,480,000       0.83     Massachusetts Health & Educational Facilities
                                    Authority, Floating Rate Note, 10/1/49                       1,480,000
                                                                                           ---------------
                                                                                           $     4,510,000
----------------------------------------------------------------------------------------------------------
                                    Municipal Transportation -- 0.1%
           2,620,000                Port Authority of New York & New Jersey,
                                    4.458%, 10/1/62                                        $     3,027,174
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 71

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Municipal Obligation -- 0.1%
          13,525,000                Commonwealth of Puerto Rico, 8.0%, 7/1/35 (e)          $     8,858,875
----------------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $80,430,326)                                     $    87,495,922
----------------------------------------------------------------------------------------------------------
                                    SENIOR FLOATING RATE LOAN
                                    INTERESTS -- 9.8%**
                                    ENERGY -- 0.3%
                                    Oil & Gas Exploration & Production -- 0.0%+
           1,261,675       0.00     Ascent Resources - Utica LLC, Term Loan (Second
                                    Lien), 7/1/19                                          $       479,437
             973,901       9.75     EP Energy LLC, Loan, 6/30/21                                   958,481
                                                                                           ---------------
                                                                                           $     1,437,918
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Refining & Marketing -- 0.1%
           1,884,140       3.27     Pilot Travel Centers LLC, 2016 Refinancing
                                    Tranche B Term Loan, 5/18/23                           $     1,898,507
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 0.2%
           2,650,000       3.60     Energy Transfer Equity LP, Loan (2013), 12/2/19        $     2,629,131
          11,365,000       6.25     Gulf Finance LLC, Term Loan (First Lien), 8/17/23           11,080,875
                                                                                           ---------------
                                                                                           $    13,710,006
----------------------------------------------------------------------------------------------------------
                                    Coal & Consumable Fuels -- 0.0%+
           1,135,833       0.00     Bumi Resources Tbk PT, Term Loan, 8/15/13              $       264,081
           1,392,235       8.15     Long Haul Holdings, Ltd., Facility B Loan,
                                    11/17/13                                                       208,835
                                                                                           ---------------
                                                                                           $       472,916
                                                                                           ---------------
                                    Total Energy                                           $    17,519,347
----------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 1.0%
                                    Commodity Chemicals -- 0.0%+
           1,698,993       4.50     Tronox Pigments Holland BV, New Term
                                    Loan, 3/19/20                                          $     1,684,127
----------------------------------------------------------------------------------------------------------
                                    Fertilizers & Agricultural Chemicals -- 0.1%
           4,221,563       4.25     Methanol Holdings Trinidad, Ltd., Initial Term
                                    Loan, 6/2/22                                           $     4,126,577
----------------------------------------------------------------------------------------------------------
                                    Specialty Chemicals -- 0.2%
           4,885,762       3.75     Axalta Coating Systems US Holdings, Inc.,
                                    Refinanced Term B Loan, 2/1/20                         $     4,922,786
           4,990,647       5.50     MacDermid, Inc., Tranche B Term Loan (First
                                    Lien), 6/7/20                                                5,008,194
           1,301,813       5.50     MacDermid, Inc., Tranche B-2 Term Loan, 6/7/20               1,305,532
           1,000,000       5.25     OMNOVA Solutions, Inc., Term B-2 Loan, 8/17/23                 998,750
             453,598       2.76     WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                    454,023
                                                                                           ---------------
                                                                                           $    12,689,285
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Construction Materials -- 0.1%
             526,102       4.25     CeramTec Acquisition Corp., Initial Dollar Term
                                    B-2 Loan, 8/30/20                                      $       529,226
           1,450,725       4.25     CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                 1,459,339
           4,746,409       4.25     CeramTec Service GmbH, Initial Dollar Term B-1
                                    Loan, 8/30/20                                                4,774,593
                                                                                           ---------------
                                                                                           $     6,763,158
----------------------------------------------------------------------------------------------------------
                                    Metal & Glass Containers -- 0.1%
           4,909,076       5.52     BWay Intermediate, Initial Term Loan, 8/14/20          $     4,939,247
----------------------------------------------------------------------------------------------------------
                                    Paper Packaging -- 0.2%
           5,590,950       8.00     Caraustar Industries, Inc., Incremental Term
                                    Loan, 5/1/19                                           $     5,645,462
             295,255       8.00     Caraustar Industries, Inc., Term Loan, 5/1/19                  298,134
           6,664,437       4.50     Coveris Holdings SA, USD Term Loan, 4/14/19                  6,664,437
                                                                                           ---------------
                                                                                           $    12,608,033
----------------------------------------------------------------------------------------------------------
                                    Aluminum -- 0.1%
           3,530,313       4.00     Novelis, Inc., Initial Term Loan, 5/28/22              $     3,550,171
----------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.1%
           2,486,340       3.75     Fortescue Metals Group Ltd., Bank Loan,
                                    6/30/19                                                $     2,486,728
           1,863,115       4.00     US Silica Co., Term Loan, 7/23/20                            1,830,510
                                                                                           ---------------
                                                                                           $     4,317,238
----------------------------------------------------------------------------------------------------------
                                    Steel -- 0.0%+
           1,661,750       4.50     Atkore International, Inc., Term Loan (First
                                    Lien), 3/27/21                                         $     1,668,675
----------------------------------------------------------------------------------------------------------
                                    Paper Products -- 0.1%
           7,171,316       6.25     Appvion, Inc., Term Commitment, 6/28/19                $     6,920,320
           2,141,906       4.25     Rack Holdings, Inc., Tranche B-1 USD Term
                                    Loan, 10/1/21                                                2,136,551
                                                                                           ---------------
                                                                                           $     9,056,871
                                                                                           ---------------
                                    Total Materials                                        $    61,403,382
----------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 1.7%
                                    Aerospace & Defense -- 0.5%
           5,041,799       4.00     Accudyne Industries Borrower SCA, Refinancing
                                    Term Loan, 12/13/19                                    $     4,726,686
           3,277,661       5.50     Alion Science & Technology Corp., Term Loan
                                    (First Lien), 8/13/21                                        3,188,892
           8,426,457       4.75     DigitalGlobe, Inc., Term Loan, 1/25/20                       8,494,855
           8,000,000       4.84     DynCorp International, Inc., Term Loan B2,
                                    7/7/20                                                       8,033,336
           7,108,898       5.75     The SI Organization, Inc., Term Loan (First Lien),
                                    11/19/19                                                     7,140,000
                                                                                           ---------------
                                                                                           $    31,583,769
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 73

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                       Value
----------------------------------------------------------------------------------------------------------
                                    Building Products -- 0.2%
           3,000,000       4.00     Quikrete Holdings, Inc., Initial Loan (First Lien),
                                    9/26/20                                                $     3,025,938
             962,813       4.00     Summit Materials LLC, Restatement Effective
                                    Date Term Loan, 6/26/22                                        967,476
           3,966,467       4.25     Unifrax Corp., New Term B Loan, 12/31/19                     3,946,634
EURO       3,802,295       4.50     Unifrax I LLC, New Term Euro Loan, 11/28/18                  4,253,755
                                                                                           ---------------
                                                                                           $    12,193,803
----------------------------------------------------------------------------------------------------------
                                    Electrical Components & Equipment -- 0.1%
           3,216,896       5.25     Pelican Products, Inc., Term Loan (First Lien),
                                    4/8/20                                                 $     3,160,601
           1,381,757       5.00     Sybil Software LLC, Term Loan B, 8/3/22                      1,390,969
           2,128,558       6.50     Wireco Worldgroup, Inc., Term Loan (First Lien),
                                    7/22/23                                                      2,139,201
                                                                                           ---------------
                                                                                           $     6,690,771
----------------------------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 0.1%
           1,513,553       4.50     Doosan Infracore, Tranche B Term, 5/28/21              $     1,532,472
           3,071,897       4.25     Gates Global LLC, Tranche B Term Loan (First
                                    Lien), 6/12/21                                               3,031,028
             288,788       5.00     Kloeckner Pentaplast of America, Inc., Initial
                                    U.S. Borrower Dollar Term Loan, 4/22/20                        290,954
             123,414       5.00     KP Germany Erste GmbH, Initial German
                                    Borrower Dollar Term Loan, 4/22/20                             124,339
           3,500,000       4.50     Milacron LLC, Term Loan, 9/28/20                             3,518,550
                                                                                           ---------------
                                                                                           $     8,497,343
----------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery &
                                    Heavy Trucks -- 0.1%
           2,635,722       6.50     Navistar, Inc., Tranche B Term Loan, 8/17/17           $     2,644,354
           1,614,391       3.50     Terex Corp., U.S. Term Loan, 8/13/21                         1,610,355
                                                                                           ---------------
                                                                                           $     4,254,709
----------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.4%
           6,917,538       4.25     Mirror BidCo Corp., New Incremental Term
                                    Loan, 12/18/19                                         $     6,922,941
          14,679,877       0.00     NN, Inc., Initial Term Loan, 10/2/22                        14,721,171
           3,410,363       5.25     Tank Holding Corp., Initial Term Loan, 7/9/19                3,305,222
                                                                                           ---------------
                                                                                           $    24,949,334
----------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- 0.3%
           4,329,150       5.25     Nexeo Solutions LLC, Initial Term Loan, 5/17/23        $     4,350,796
           6,326,100       4.25     Univar USA, Inc., Initial Dollar Term Loan, 6/25/22          6,336,646
           4,204,848       3.75     WESCO Distribution, Inc., Tranche B-1 Loan,
                                    12/12/19                                                     4,217,988
                                                                                           ---------------
                                                                                           $    14,905,430
                                                                                           ---------------
                                    Total Capital Goods                                    $   103,075,159
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                    Environmental & Facilities Services -- 0.0%+
           2,634,875       3.50     Waste Industries USA, Inc., Term B Loan, 2/27/20       $     2,649,696
             480,497       5.50     Wastequip LLC, Term Loan, 8/9/19                               480,797
                                                                                           ---------------
                                                                                           $     3,130,493
----------------------------------------------------------------------------------------------------------
                                    Office Services & Supplies -- 0.0%+
             897,750       3.75     West Corp., Term B-12 Loan, 6/13/23                    $       904,259
----------------------------------------------------------------------------------------------------------
                                    Security & Alarm Services -- 0.1%
           4,036,774       4.00     Garda World Security Corp., Term B Loan,
                                    11/1/20                                                $     4,001,452
           1,032,663       4.00     Garda World Security Corp., Term B Loan,
                                    11/8/20                                                      1,023,627
                                                                                           ---------------
                                                                                           $     5,025,079
                                                                                           ---------------
                                    Total Commercial Services & Supplies                   $     9,059,831
----------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.2%
                                    Airlines -- 0.1%
           1,092,274       3.50     American Airlines, Inc., Tranche B-1 Term Loan
                                    (Consenting), 5/23/19                                  $     1,095,517
           5,182,674       3.25     Delta Air Lines, Inc., 2014 Term B-1 Loan,
                                    10/18/18                                                     5,204,990
             965,000       3.25     United Airlines, Inc., Class B Term Loan, 4/1/19               968,216
                                                                                           ---------------
                                                                                           $     7,268,723
----------------------------------------------------------------------------------------------------------
                                    Marine -- 0.1%
           3,336,615       5.25     Navios Maritime Partners LP, Term Loan, 6/27/18        $     3,069,686
                                                                                           ---------------
                                    Total Transportation                                   $    10,338,409
----------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 0.5%
                                    Auto Parts & Equipment -- 0.2%
           2,474,747       4.75     Federal-Mogul Corporation, Tranche C Term,
                                    4/15/21                                                $     2,397,412
           1,873,689       5.50     Key Safety Systems, Inc., Initial Term Loan,
                                    7/28/21                                                      1,895,939
           2,425,879       3.75     MPG Holdco I, Inc., Tranche B-1 Term Loan
                                    (2015), 10/20/21                                             2,434,976
           5,915,536       4.50     TI Group Automotive Systems LLC, Initial US
                                    Term Loan, 6/25/22                                           5,945,066
             888,547       4.00     Tower Automotive Holdings USA LLC, Initial
                                    Term Loan (2014), 4/23/20                                      889,103
                                                                                           ---------------
                                                                                           $    13,562,496
----------------------------------------------------------------------------------------------------------
                                    Tires & Rubber -- 0.1%
           4,962,500       3.86     The Goodyear Tire & Rubber Co., Term Loan
                                    (Second Lien), 3/27/19                                 $     5,001,049
----------------------------------------------------------------------------------------------------------
                                    Automobile Manufacturers -- 0.2%
          10,566,338       3.50     Chrysler Group LLC, Term Loan B, 5/24/17               $    10,599,358
                                                                                           ---------------
                                    Total Automobiles & Components                         $    29,162,903
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 75

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.1%
                                    Housewares & Specialties -- 0.1%
           3,399,786       4.25     Reynolds Group Holdings, Inc., U.S. Term
                                    Loan, 1/21/23                                          $     3,414,273
           1,250,000       6.25     World Kitchen LLC, Term Loan (First Lien),
                                    6/22/23                                                      1,228,125
                                                                                           ---------------
                                                                                           $     4,642,398
----------------------------------------------------------------------------------------------------------
                                    Leisure Products -- 0.0%+
           2,193,519       3.75     BRP US, Inc., Term B Loan, 6/30/23                     $     2,201,061
                                                                                           ---------------
                                    Total Consumer Durables & Apparel                      $     6,843,459
----------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.9%
                                    Casinos & Gaming -- 0.2%
          10,267,125       6.00     Scientific Games, Initial Term B-2, 10/1/21            $    10,291,992
----------------------------------------------------------------------------------------------------------
                                    Hotels, Resorts & Cruise Lines -- 0.1%
           1,506,943       4.50     Sabre GLBL, Inc., Incremental Term Loan, 2/19/19       $     1,515,185
           2,450,525       4.00     Sabre GLBL, Inc., Term B Loan, 2/19/19                       2,464,564
                                                                                           ---------------
                                                                                           $     3,979,749
----------------------------------------------------------------------------------------------------------
                                    Leisure Facilities -- 0.1%
           8,528,270       6.00     L.A. Fitness International, LLC, Tranche B Term
                                    Loan (First Lien), 4/25/20                             $     8,530,043
           1,230,704       3.25     Six Flags Theme Parks, Inc., Tranche B Term
                                    Loan, 6/30/22                                                1,236,088
                                                                                           ---------------
                                                                                           $     9,766,131
----------------------------------------------------------------------------------------------------------
                                    Restaurants -- 0.2%
           4,702,454       3.25     Landrys, Inc., Term Loan (First Lien), 9/22/23         $     4,731,844
           6,776,849       4.00     Landry's, Inc., B Term Loan, 4/24/18                         6,793,791
                                                                                           ---------------
                                                                                           $    11,525,635
----------------------------------------------------------------------------------------------------------
                                    Education Services -- 0.2%
           2,162,108       5.25     Cengage Learning, Inc., 2016 Refinancing Term
                                    Loan, 5/27/23                                          $     2,164,039
           2,543,134       4.00     Houghton Mifflin Harcourt Publishers, Inc., Term
                                    Loan, 5/11/21                                                2,532,008
           1,865,865       6.00     Kindercare Education LLC, Initial Term Loan
                                    (First Lien), 8/13/22                                        1,879,859
           2,390,202       8.16     Laureate Education, Inc., Series 2021 Extended
                                    Term Loan, 3/23/21                                           2,380,741
           5,326,637       5.00     Nord Anglia Education, Initial Term Loan, 3/31/21            5,353,270
                                                                                           ---------------
                                                                                           $    14,309,917
----------------------------------------------------------------------------------------------------------
                                    Specialized Consumer Services -- 0.1%
             108,497       4.89     Allied Universal Holdco LLC, Amendment Delayed
                                    Draw Term Loan, 7/28/22                                $       108,938

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                    Value
----------------------------------------------------------------------------------------------------------
                                    Specialized Consumer Services -- (continued)
           1,076,423       5.50     Allied Universal Holdco LLC, Incremental Term
                                    Loan, 7/28/22                                          $     1,071,041
           2,043,682       5.25     GENEX Holdings, Inc., Term B Loan (First Lien),
                                    5/22/21                                                      2,029,631
           1,429,226       4.75     Prime Security Services Borrower LLC, Term B
                                    Loan (First Lien), 6/19/21                                   1,445,483
              51,508       4.25     WASH Multifamily Laundry Systems LLC, Initial
                                    Canadian Term Loan (First Lien), 5/15/22                        51,637
             294,116       4.25     WASH Multifamily Laundry Systems LLC, Initial
                                    US Term Loan (First Lien), 5/5/22                              294,851
           1,120,626       4.00     Weight Watchers International, Inc., Initial
                                    Tranche B-2 Term Loan, 4/2/20                                  856,812
                                                                                           ---------------
                                                                                           $     5,858,393
                                                                                           ---------------
                                    Total Consumer Services                                $    55,731,817
----------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.6%
                                    Advertising -- 0.1%
           7,332,662       6.75     Affinion Group, Inc., Tranche B Term Loan,
                                    4/30/18                                                $     7,137,430
----------------------------------------------------------------------------------------------------------
                                    Broadcasting -- 0.2%
           1,154,551       4.01     Entercom Radio llc, Term B-2 Loan, 11/23/18            $     1,156,571
           1,843,374       4.25     Hubbard Radio LLC, Term Loan, 5/12/22                        1,809,579
           6,822,499       4.00     Univision Communications, Inc., Replacement
                                    First-Lien Term Loan (C-4), 3/1/20                           6,839,556
                                                                                           ---------------
                                                                                           $     9,805,706
----------------------------------------------------------------------------------------------------------
                                    Cable & Satellite -- 0.2%
           2,449,165       3.75     Intelsat Jackson Holdings SA, Tranche B-2 Term
                                    Loan, 6/30/19                                          $     2,338,078
           3,715,200       3.25     MCC Iowa LLC, Tranche H Term Loan, 1/29/21                   3,732,034
           2,459,843       6.75     MediArena Acquisition BV, Dollar Term B Loan
                                    (First Lien), 8/6/21                                         2,201,560
           7,000,000       3.53     Ziggo Secured Finance Partnership, Term
                                    Loan D, 8/31/24                                              7,012,397
                                                                                           ---------------
                                                                                           $    15,284,069
----------------------------------------------------------------------------------------------------------
                                    Movies & Entertainment -- 0.1%
           1,488,722       5.00     CDS US Intermediate Holdings, Inc., Initial Term
                                    Loan (First Lien), 6/25/22                             $     1,492,444
             340,376       3.75     Cinedigm Digital Funding 1 LLC, Term Loan,
                                    2/28/18                                                        339,525
           3,699,158       3.75     WMG Acquisition Corp., Tranche B Refinancing
                                    Term Loan, 7/1/20                                            3,700,893
                                                                                           ---------------
                                                                                           $     5,532,862
                                                                                           ---------------
                                    Total Media                                            $    37,760,067
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 77

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.3%
                                    Computer & Electronics Retail -- 0.0%+
             121,116       4.84     Targus Group International, Inc., Tranche A-2
                                    Term Loan, 15.0% (15.0% PIK 0% cash),
                                    12/31/19 (c)                                           $       121,116
             363,345       4.84     Targus Group International, Inc., Tranche A-2/B
                                    Term Loan, 14.0% (15.0% PIK 0% cash),
                                    12/31/19 (c)                                                   363,345
                                                                                           ---------------
                                                                                           $       484,461
----------------------------------------------------------------------------------------------------------
                                    Home Improvement Retail -- 0.1%
           4,054,498       4.50     Apex Tool Group LLC, Term Loan, 2/1/20                 $     4,002,551
                                                                                           ---------------
                                                                                           $     4,002,551
----------------------------------------------------------------------------------------------------------
                                    Specialty Stores -- 0.1%
             995,000       5.00     Pet Acquisition Merger LLC, Term Loan (First
                                    Lien), 1/15/23                                         $     1,005,503
           5,437,995       4.25     PetSmart, Inc., Tranche B-1 Loan, 3/10/22                    5,454,988
                                                                                           ---------------
                                                                                           $     6,460,491
----------------------------------------------------------------------------------------------------------
                                    Automotive Retail -- 0.1%
           6,781,912       5.75     CWGS Group LLC, Term Loan, 2/20/20                     $     6,800,989
             705,678       3.50     The Hertz Corp., Tranche B-1 Term Loan, 6/30/23                711,349
                                                                                           ---------------
                                                                                           $     7,512,338
                                                                                           ---------------
                                    Total Retailing                                        $    18,459,841
----------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.1%
                                    Food Distributors -- 0.1%
           1,100,316       4.50     AdvancePierre Foods, Inc., Effective Date
                                    Loan, 5/18/23                                          $     1,108,683
           4,171,752       5.00     CSM Bakery Solutions LLC, Term Loan (First
                                    Lien), 7/3/20                                                4,051,814
             484,197       4.25     Del Monte Foods Consumer Products, Inc.,
                                    Term Loan (First Lien), 11/26/20                               456,759
                                                                                           ---------------
                                                                                           $     5,617,256
----------------------------------------------------------------------------------------------------------
                                    Food Retail -- 0.0%+
           1,273,985       4.50     Albertsons LLC, 2016-1 Term B-4 Loan, 8/25/21          $     1,283,222
             497,503       4.75     Albertsons LLC, 2016-1 Term B-5 Loan,
                                    12/21/22                                                       502,416
           1,392,875       4.75     Albertsons LLC, Term B-6 Loan, 6/1/23                        1,407,674
                                                                                           ---------------
                                                                                           $     3,193,312
                                                                                           ---------------
                                    Total Food & Staples Retailing                         $     8,810,568
----------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 0.1%
                                    Packaged Foods & Meats -- 0.1%
           2,380,000       6.50     Give & Go Prepared Foods Corp., Term Loan
                                    (First Lien), 7/12/23                                  $     2,379,008

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- (continued)
           1,276,698       4.00     JBS USA LUX SA, 2015 Incremental Term
                                    Loan, 9/18/22                                          $     1,279,875
           1,888,600       5.25     Keurig Green Mountain, Inc., Term B USD
                                    Loan, 2/10/23                                                1,915,985
             793,924       4.94     Shearer's Foods, LLC, Term Loan (First Lien),
                                    6/19/21                                                        787,473
                                                                                           ---------------
                                    Total Food, Beverage & Tobacco                         $     6,362,341
----------------------------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
                                    Personal Products -- 0.0%+
           2,400,000       4.25     Revlon Consumer Products Corp., Initial Term B
                                    Loan, 7/22/23                                          $     2,409,430
                                                                                           ---------------
                                    Total Household & Personal Products                    $     2,409,430
----------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                                    Health Care Supplies -- 0.2%
           8,427,271       5.00     Kinetic Concepts, Inc., Dollar Term F Loan,
                                    11/30/20                                               $     8,510,667
           1,628,550       4.25     Sterigenics-Nordion Holdings LLC, Initial Term
                                    Loan, 4/27/22                                                1,630,545
                                                                                           ---------------
                                                                                           $    10,141,212
----------------------------------------------------------------------------------------------------------
                                    Health Care Services -- 0.4%
           5,049,593       4.25     Alliance HealthCare Services, Inc., Initial Term
                                    Loan, 6/3/19                                           $     4,822,361
           1,106,454       6.50     Ardent Legacy Acquisitions, Inc., Term Loan,
                                    7/31/21                                                      1,106,454
           4,133,556       6.50     BioScrip, Inc., Initial Term B Loan, 7/31/20                 4,016,440
           2,480,134       6.50     BioScrip, Inc., Term Loan, 7/31/20                           2,409,864
           2,669,877       4.25     Envision Healthcare Corp., Initial Term Loan,
                                    5/25/18                                                      2,677,107
           1,745,581       4.50     Genoa a QoL Healthcare Co LLC, Initial Term
                                    Loan (First Lien), 4/21/22                                   1,749,945
           2,977,444       6.00     HC Group Holdings III, Inc., Initial Term Loan
                                    (First Lien), 3/25/22                                        2,997,294
             383,644       7.75     inVentiv Health, Inc., Term B-3 Loan, 5/15/18                  384,603
           1,278,629       4.25     National Mentor Holdings, Inc., Tranche B Term
                                    Loan, 1/31/21                                                1,282,025
             436,389       4.75     NVA Holdings, Inc., Term Loan (First Lien), 8/8/21             437,298
                                                                                           ---------------
                                                                                           $    21,883,391
----------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 0.4%
           3,901,671       4.00     CHS, Incremental 2021 Term H Loan, 1/27/21             $     3,837,782
           6,102,217       4.50     IASIS Healthcare LLC, Term B-2 Loan, 5/3/18                  6,045,960
           8,736,477       4.25     Kindred Healthcare, Inc., Tranche B Loan (First
                                    Lien), 4/10/21                                               8,731,017

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 79

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
----------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- (continued)
           1,826,509       9.75     MMM Holdings, Inc., Term Loan, 10/9/17                 $     1,675,822
           1,965,988       6.00     Select Medical Corp., Series E Tranche B Term
                                    Loan, 6/1/18                                                 1,969,674
           2,176,875       6.75     Steward Health Care System LLC, Term Loan,
                                    4/10/20                                                      2,178,181
           3,255,456       6.25     Vizient, Inc., Initial Term Loan, 2/9/23                     3,296,149
                                                                                           ---------------
                                                                                           $    27,734,585
----------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 0.0%+
           1,327,863       9.75     MSO of Puerto Rico, Inc., MSO Term Loan,
                                    12/12/17                                               $     1,218,314
----------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.1%
           2,941,007       3.75     Change Healthcare Holdings, Inc., Term B-2
                                    Loan, 11/2/18                                          $     2,948,727
           4,099,162       4.25     ConvaTec, Inc., Dollar Term Loan, 12/22/16                   4,117,710
                                                                                           ---------------
                                                                                           $     7,066,437
                                                                                           ---------------
                                    Total Health Care Equipment & Services                 $    68,043,939
----------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.4%
                                    Pharmaceuticals -- 0.3%
           5,508,375       5.25     Concordia Healthcare Corp., Initial Dollar Term
                                    Loan, 10/20/21                                         $     4,948,933
           2,404,650       4.25     DPx Holdings BV, 2015 Incremental Dollar Term
                                    Loan, 1/23/21                                                2,405,150
           2,475,054       3.75     Endo Luxembourg Finance I Co Sarl, 2015
                                    Incremental Term B Loan, 6/24/22                             2,472,844
           3,159,634       3.50     Prestige Brands, Inc., Term B-3 Loan, 9/3/21                 3,175,185
           7,700,287       3.25     RPI Finance Trust, Term B-3 Term Loan, 11/9/18               7,723,550
                                                                                           ---------------
                                                                                           $    20,725,662
----------------------------------------------------------------------------------------------------------
                                    Life Sciences Tools & Services -- 0.1%
           3,514,500       5.75     Albany Molecular Research, Inc., Term Loan,
                                    7/14/21                                                $     3,540,859
                                                                                           ---------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                          $    24,266,521
----------------------------------------------------------------------------------------------------------
                                    BANKS -- 0.0%+
                                    Thrifts & Mortgage Finance -- 0.0%+
           1,117,943       5.50     Ocwen Financial Corp., Initial Term Loan, 1/15/18      $     1,117,943
                                                                                           ---------------
                                    Total Banks                                            $     1,117,943
----------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.1%
                                    Other Diversified Financial Services -- 0.1%
           2,701,603       3.50     AWAS Finance Luxembourg 2012 SA, Term Loan,
                                    7/16/18                                                $     2,716,800

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Other Diversified Financial Services -- (continued)
             855,227       4.75     Builders FirstSource, Inc., Initial Term Loan,
                                    7/31/22                                                $       860,929
           1,257,750       5.50     Livingston International, Inc., Initial Term B-1 Loan
                                    (First Lien), 4/18/19                                        1,183,857
                                                                                           ---------------
                                                                                           $     4,761,586
----------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.0%+
           2,689,944       3.50     Trans Union LLC, 2016 Incremental Term B-2
                                    Commitment, 4/9/21                                     $     2,702,194
                                                                                           ---------------
                                    Total Diversified Financials                           $     7,463,780
----------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 0.5%
                                    Insurance Brokers -- 0.4%
           2,675,431       4.50     National Financial Partners Corp., Tranche B
                                    Term Loan (First Lien), 7/1/20                         $     2,682,398
          25,873,234       4.25     USI Insurance Services LLC, Term B Loan,
                                    12/30/19                                                    25,913,674
                                                                                           ---------------
                                                                                           $    28,596,072
----------------------------------------------------------------------------------------------------------
                                    Multi-line Insurance -- 0.0%+
             498,205       4.75     Alliant Holdings Intermediate LLC, Initial Term
                                    Loan, 7/28/22                                          $       498,872
----------------------------------------------------------------------------------------------------------
                                    Property & Casualty Insurance -- 0.1%
           5,062,717       7.00     Confie Seguros Holding II Co., Term B Loan
                                    (First Lien), 11/9/18                                  $     5,046,896
                                                                                           ---------------
                                    Total Insurance                                        $    34,141,840
----------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.6%
                                    IT Consulting & Other Services -- 0.2%
          11,530,217       5.75     Evergreen Skills Lux Sarl, Initial Term Loan
                                    (First Lien), 4/23/21                                  $    10,210,007
           1,233,375       4.50     PSAV Presentation Services, Tranche B Term
                                    Loan (First Lien), 1/24/21                                   1,238,000
           2,977,444       6.50     Sitel Worldwide Corp., Term Loan (First Lien),
                                    8/21/21                                                      2,972,793
             872,312       7.00     TaxAct, Inc., Initial Term Loan, 12/31/22                      887,577
                                                                                           ---------------
                                                                                           $    15,308,377
----------------------------------------------------------------------------------------------------------
                                    Data Processing & Outsourced Services -- 0.1%
           1,633,844       4.53     First Data Corp., 2021 Extended Dollar Term
                                    Loan, 3/24/21                                          $     1,645,634
           3,000,000       4.28     First Data Corp., 2022 Dollar Term Loan,
                                    7/10/22                                                      3,021,459
                                                                                           ---------------
                                                                                           $     4,667,093
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 81

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Application Software -- 0.3%
           3,250,000       5.25     DTI HoldCo, Inc., Term Loan (First Lien), 9/23/23      $     3,226,974
           2,379,048       4.50     MA FinanceCo LLC, Initial Tranche B-2 Term
                                    Loan, 11/20/21                                               2,395,404
           3,455,809       6.25     STG-Fairway Acquisitions, Inc., Term Loan (First
                                    Lien), 6/30/22                                               3,408,291
           4,024,190       3.51     Verint Systems, Inc., Tranche B-2 Term Loan
                                    (First Lien), 9/6/19                                         4,047,329
                                                                                           ---------------
                                                                                           $    13,077,998
                                                                                           ---------------
                                    Total Software & Services                              $    33,053,468
----------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                    Electronic Equipment Manufacturers -- 0.0%+
           1,329,545       4.09     Zebra Technologies Corp., Refinancing Term
                                    Loan, 12/27/21                                         $     1,346,476
----------------------------------------------------------------------------------------------------------
                                    Electronic Components -- 0.1%
           5,195,875       5.75     Mirion Technologies Finance LLC, Initial Term
                                    Loan (First Lien), 1/26/22                             $     5,225,102
----------------------------------------------------------------------------------------------------------
                                    Technology Distributors -- 0.0%+
           1,000,000       5.00     Deltek, Inc., Term Loan (First Lien), 12/31/22         $     1,005,833
                                                                                           ---------------
                                    Total Technology Hardware & Equipment                  $     7,577,411
----------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.1%
                                    Semiconductor Equipment -- 0.0%+
           1,960,150       3.09     Sensata Technologies BV, Sixth Amendment Term
                                    Loan, 10/14/21                                         $     1,971,527
----------------------------------------------------------------------------------------------------------
                                    Semiconductors -- 0.1%
             675,996       3.75     Microsemi Corp., Closing Date Term B Loan,
                                    12/17/22                                               $       683,319
           3,175,000       5.25     ON Semiconductor Corp., Term Loan (First
                                    Lien), 3/31/23                                               3,197,930
                                                                                           ---------------
                                                                                           $     3,881,249
                                                                                           ---------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                              $     5,852,776
----------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.4%
                                    Cable & Satellite -- 0.1%
           6,530,471       3.50     Telesat Canada, U.S. Term B Loan, 3/28/19              $     6,548,795
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------------
                                    Integrated Telecommunication Services -- 0.3%
              344,478      5.25     Securus Technologies Holdings, Inc., Incremental
                                    2015 Term Loan (First Lien), 4/17/20                   $       341,141
              790,321      4.75     Securus Technologies Holdings, Inc., Initial Term
                                    Loan (First Lien), 4/30/20                                     782,171
          17,041,760       3.65     Virgin Media Investment Holdings, Ltd., F Facility,
                                    6/30/23                                                     17,130,514
                                                                                           ---------------
                                                                                           $    18,253,826
                                                                                           ---------------
                                    Total Telecommunication Services                       $    24,802,621
----------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 0.4%
                                    Electric Utilities -- 0.2%
           5,301,016       5.84     APLP Holdings LP, Term Loan, 4/12/23                   $     5,338,563
             450,357       5.00     TEX Operations Co LLC, Term C Loan, 7/27/23                    453,735
           1,974,643       5.00     TEX Operations Co LLC, Term Loan, 7/27/23                    1,989,453
           2,037,656       5.00     TPF II Power, LLC, Term Loan, 10/2/21                        2,060,834
                                                                                           ---------------
                                                                                           $     9,842,585
----------------------------------------------------------------------------------------------------------
                                    Water Utilities -- 0.0%+
           3,609,775       4.00     WCA Waste Systems, Inc., Term Loan (First
                                    Lien), 8/12/23                                         $     3,617,673
----------------------------------------------------------------------------------------------------------
                                    Independent Power Producers & Energy
                                    Traders -- 0.2%
           7,788,968       3.50     Calpine Corp., Term Loan, 5/28/22                      $     7,819,392
           2,795,897       4.00     Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20                 2,807,547
                                                                                           ---------------
                                                                                           $    10,626,939
                                                                                           ---------------
                                    Total Utilities                                        $    24,087,197
----------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.2%
                                    Specialized REIT -- 0.2%
           9,269,598       5.00     Communications Sales & Leasing, Inc., Term
                                    Loan, 10/16/22                                         $     9,312,470
----------------------------------------------------------------------------------------------------------
                                    Real Estate Services -- 0.0%+
           2,836,694       4.50     Altisource Solutions Sarl, Term B Loan, 12/9/20        $     2,666,494
                                                                                           ---------------
                                    Total Real Estate                                      $    11,978,964
----------------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                    (Cost $606,934,807)                                    $   609,323,014
----------------------------------------------------------------------------------------------------------
                                    TEMPORARY CASH INVESTMENTS -- 1.4%
                                    Commercial Paper -- 0.3%
          15,615,000                BNP Paribas SA, Commercial Paper, 10/3/16 (d)          $    15,614,527
----------------------------------------------------------------------------------------------------------
                                    Repurchase Agreements -- 1.4%
          33,090,000                $33,090,000 ScotiaBank, 0.47%, dated
                                    9/30/16 plus accrued interest on 10/3/16
                                    collateralized by the following:
                                    $33,753,122 Federal National Mortgage
                                    Association , 3.5%, 11/1/42 - 4/1/46                   $    33,090,000

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 83

-----------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------------
                                    Repurchase Agreements -- (continued)
          38,160,000                $38,160,000 RBC Capital Markets LLC, 0.44%,
                                    dated 9/30/16 plus accrued interest
                                    on 10/3/16 collateralized by the following:
                                    $4,941,041 Freddie Mac, 3.5% - 4.0%,
                                    9/1/42 - 7/1/46
                                    $8,417,098 Federal Home Loan Mortgage
                                    Corp, 2.25% - 3.366%, 1/1/37 - 7/1/42
                                    $5,042,042 Federal National Mortgage
                                    Association (ARM), 2.361% - 4.866%,
                                    9/1/33 - 7/1/46
                                    $10,321,638 Federal National Mortgage
                                    Association, 2.5% - 4.5%, 12/1/29 - 9/1/46
                                    $10,201,381 Government National
                                    Mortgage Association II, 3.5% - 4.5%,
                                    11/20/41 - 9/20/46                                     $    38,160,000
           2,990,000                $2,990,000 TD Securities USA LLC, 0.50%,
                                    dated 9/30/16 plus accrued interest
                                    on 10/3/16 collateralized by the following:
                                    $3,049,881 U.S. Treasury Bonds, 3.125%,
                                    8/15/44                                                      2,990,000
                                                                                           ----------------
                                                                                           $    74,240,000
-----------------------------------------------------------------------------------------------------------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $89,854,766)                                     $    89,854,527
-----------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN SECURITIES -- 102.4%
                                    (Cost $6,234,771,488) (a)                              $ 6,365,064,642
-----------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS & LIABILITIES -- (2.4)%                   $  (149,390,933)
-----------------------------------------------------------------------------------------------------------
                                    TOTAL NET ASSETS -- 100.0%                             $ 6,215,673,709
===========================================================================================================

+           Amount rounds to less than 0.1%.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe or event-linked bond. At September 30, 2016, the value of these securities amounted to $76,983,007 or 1.2% of total net assets. See Notes to Financial Statements -- Note 1I.

REMICS      Real Estate Mortgage Investment Conduits.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay in kind security.

REIT        Real Estate Investment Trust.

(TBA)       "To Be Announced" Securities.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2016, the value of these securities amounted to $1,919,900,709 or 30.9% of total net assets.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Annual Report | 9/30/16

*           Non-income producing security.

** Senior floating rate loan interests which generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
            (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $6,250,967,740 was as follows:

            Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                $ 248,627,299
            Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                 (134,530,397)
                                                                             --------------
            Net unrealized appreciation                                      $ 114,096,902
                                                                             ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)         Security is in default.

(f)         Consists of Revenue Bonds unless otherwise indicated.

(g) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(h) Structured reinsurance investment. At September 30, 2016, the value of these securities amounted to $158,693,241 or 2.6% of total net assets. See Notes to Financial Statements -- Note 1I.

(i)         Rate to be determined.

            Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD         Australian Dollar

BRL         Brazilian Real

EURO        Euro

GBP         British Pound Sterling

GHS         Ghanaian Cedi

IDR         Indonesian Rupiah

INR         Indian Rupee

JPY         Japanese Yen

MXN         Mexican Peso

NOK         Norwegian Krone

NZD         New Zealand Dollar

RON         Romanian New Leu

RUB         Russian Ruble

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 85

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2016 were as follows:

--------------------------------------------------------------------------------
                                                Purchases         Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                       $  532,222,907    $  637,624,326
Other Long-Term Securities                      $2,172,559,350    $3,083,695,890

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which PIM serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended September 30, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $107,882,409 and $55,878,931, respectively.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------
                                                                                    Premiums
Notional                         Obligation                 Credit     Expiration   Paid         Unrealized
Principal ($)(1)  Exchange       Entity/Index      Coupon   Rating(2)  Date         (Received)   Appreciation
-------------------------------------------------------------------------------------------------------------
     30,310,000   Chicago        Markit CDX        5.00%    B+         6/20/21      $334,592     $1,263,611
                  Mercantile     North America
                  Exchange       High Yield Index
=============================================================================================================

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------
                                                                       Premiums
Notional                         Obligation                 Credit     Expiration   Paid         Unrealized
Principal ($)(1)  Counterparty   Entity/Index      Coupon   Rating(2)  Date         (Received)   Depreciation
-------------------------------------------------------------------------------------------------------------
     10,480,000   Morgan         Diamond           1.00%    BBB        12/20/19     $(382,004)   $(354,351)
                  Stanley        Offshore
                  Capital        Drill Inc.
                  Services LLC
      2,795,000   Morgan         Diamond           1.00%    BBB        12/20/19     $(104,710)   $ (89,082)
                  Stanley        Offshore
                  Capital        Drill Inc.
                  Services LLC
-------------------------------------------------------------------------------------------------------------
                                                                                    $(486,714)   $(443,433)
=============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Annual Report | 9/30/16

The following is a summary of the inputs used as of September 30, 2016, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------
                                  Level 1        Level 2         Level 3          Total
------------------------------------------------------------------------------------------------
Convertible Corporate Bonds       $        --    $   70,835,940  $           --   $   70,835,940
Preferred Stocks
  Transportation
     Air Freight & Logistics               --           809,708              --          809,708
  Diversified Financials
     Consumer Finance               3,221,683                --              --        3,221,683
  Real Estate
     Diversified REIT                      --         4,086,875              --        4,086,875
Convertible Preferred Stocks       50,540,744                --              --       50,540,744
Common Stocks
  Energy
     Oil & Gas Exploration
        & Production                1,440,850           503,742              --        1,944,592
  Capital Goods
     Construction &
        Engineering                        --           808,764              --          808,764
     Industrial Machinery                  --                --           1,858            1,858
  Transportation
     Air Freight & Logistics               --           374,045              --          374,045
  Consumer Durables & Apparel
     Homebuilding                     101,906                --              --          101,906
  Consumer Services
     Education Services                    --         2,244,503              --        2,244,503
  Retailing
     Computer &
        Electronics Retail                 --                --         390,418          390,418
  Insurance
     Life & Health Insurance               --                --         208,889          208,889
Asset Backed Securities                    --       271,225,691              --      271,225,691
Collateralized Mortgage
  Obligations                              --       701,628,270              --      701,628,270
Corporate Bonds
  Diversified Financials
     Other Diversified Financial
        Services                           --        79,383,218      11,281,222       90,664,440
  Insurance
     Reinsurance                           --        67,717,627     169,880,021      237,597,648
  All Other Corporate Bonds                --     2,320,347,562              --    2,320,347,562

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 87

---------------------------------------------------------------------------------------------------
                               Level 1           Level 2           Level 3          Total
---------------------------------------------------------------------------------------------------
U.S. Government
  Agency Obligations           $           --    $1,519,532,407    $           --   $1,519,532,407
Foreign Government Bonds                   --       301,825,236                --      301,825,236
Municipal Bonds                            --        87,495,922                --       87,495,922
Senior Floating Rate
  Loan Interests
  Retailing
     Computer &
        Electronics Retail                 --                --           484,461          484,461
  All Other Senior Floating
     Rate Notes                            --       608,838,553                --      608,838,553
Commercial Paper                           --        15,614,527                --       15,614,527
Repurchase Agreements                      --        74,240,000                --       74,240,000
---------------------------------------------------------------------------------------------------
Total                          $   55,305,183    $6,127,512,590    $  182,246,869   $6,365,064,642
===================================================================================================
Other Financial Instruments
Unrealized appreciation on
  centrally cleared
  swap contracts               $           --    $    1,263,611    $           --   $    1,263,611
Unrealized depreciation on
  swap contracts                           --          (443,433)               --         (443,433)
Unrealized appreciation on
  futures contracts                 1,419,281                --                --        1,419,281
Unrealized depreciation on
  futures contracts                (2,424,358)               --                --       (2,424,358)
Unrealized appreciation on
  forward foreign
  currency contracts                       --         2,316,515                --        2,316,515
Unrealized depreciation on
  forward foreign
  currency contracts                       --        (2,023,668)               --       (2,023,668)
---------------------------------------------------------------------------------------------------
Total Other Financial
  Instruments                  $   (1,005,077)   $    1,113,025    $           --   $      107,948
===================================================================================================

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Annual Report | 9/30/16

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------
                                                                    Senior
                           Preferred      Common    Corporate       Floating
                           Stocks         Stocks    Bonds           Rate Notes    Total
------------------------------------------------------------------------------------------------
Balance as of 9/30/15      $    142,500   $ 54,461  $ 195,033,079   $         --  $ 195,230,040
Realized gain (loss)                 --         --     (1,373,336)            --     (1,373,336)
Change in unrealized
   appreciation
   (depreciation)(1)                 --    156,286      6,808,093         14,580      6,978,959
Purchases                            --    390,418    150,796,079        469,881    151,656,378
Sales                                --         --   (170,245,172)            --   (170,245,172)
Transfers in to Level 3*             --         --             --             --             --
Transfers out of Level 3*            --         --             --             --             --
Transfers in and out of
   Level 3 categories*         (142,500)        --        142,500             --             --
------------------------------------------------------------------------------------------------
Balance as of 9/30/16      $         --   $601,165  $ 181,161,243   $    484,461  $ 182,246,869
================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. The change in the level designation within the fair value hierarchy was due to a change in classification from a Catastrophe Bond to a Sidecar. During the year ended September 30, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 9/30/16                                                         $10,279,902
                                                                                -----------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 89

Statement of Assets and Liabilities | 9/30/16

ASSETS:
  Investment in securities, at value (cost $6,234,771,488)                     $6,365,064,642
  Cash                                                                             48,394,392
  Foreign currencies, at value (cost $7,678,902)                                    7,642,896
  Restricted cash*                                                                 12,793,448
  Receivables --
     Investment securities sold                                                    41,016,906
     Fund shares sold                                                               9,498,227
     Dividends                                                                        124,863
     Interest                                                                      51,542,423
  Variation margin for centrally cleared swap contracts                               175,648
  Variation margin on futures contracts                                             2,807,939
  Centrally cleared credit default swap, premiums paid                                334,592
  Unrealized appreciation on centrally cleared swap contracts                       1,263,611
  Unrealized appreciation on forward foreign currency contracts                     2,282,382
  Unrealized appreciation on unfunded loan commitments                                  1,434
  Other assets                                                                         60,537
----------------------------------------------------------------------------------------------
        Total assets                                                           $6,543,003,940
==============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                           $  293,046,544
     Fund shares repurchased                                                       11,999,952
     Distributions                                                                 17,496,618
     Trustee fees                                                                       6,751
  Unrealized depreciation on forward foreign currency contracts                     1,989,535
  Unrealized depreciation on swap contracts                                           443,433
  Credit default swaps, premiums received                                             486,714
  Reserve for repatriation taxes                                                       25,923
  Due to affiliates                                                                   279,388
  Accrued expenses                                                                  1,555,373
----------------------------------------------------------------------------------------------
        Total liabilities                                                      $  327,330,231
==============================================================================================
NET ASSETS:
  Paid-in capital                                                              $6,215,367,072
  Distributions in excess of net investment income                                (53,785,687)
  Accumulated net realized loss on investments, forward foreign currency
     transactions, futures contracts and swap contracts                           (76,264,909)
  Net unrealized appreciation on investments (net of foreign capital
     gains tax of $25,923)                                                        130,267,231
  Net unrealized depreciation on futures contracts                                 (1,005,077)
  Net unrealized appreciation on swap contracts                                       820,178
  Unrealized appreciation on unfunded loan commitments                                  1,434
  Net unrealized appreciation on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                         273,467
----------------------------------------------------------------------------------------------
        Total net assets                                                       $6,215,673,709
==============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,289,782,897/119,870,612 shares)                         $        10.76
  Class C (based on $913,047,963/86,738,624 shares)                            $        10.53
  Class K (based on $267,495,398/24,811,936 shares)                            $        10.78
  Class R (based on $232,545,478/21,272,314 shares)                            $        10.93
  Class Y (based on $3,512,801,973/326,567,381 shares)                         $        10.76
MAXIMUM OFFERING PRICE:
  Class A ($10.76 (divided by) 95.5%)                                          $        11.27
==============================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Annual Report | 9/30/16

Statement of Operations

For the Year Ended 9/30/16
INVESTMENT INCOME:
  Interest                                                          $ 307,007,350
  Dividends                                                             5,420,261
--------------------------------------------------------------------------------------------------
        Total investment income                                                     $ 312,427,611
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $  36,000,980
  Transfer agent fees
     Class A                                                              160,295
     Class C                                                               50,922
     Class K                                                                2,288
     Class R                                                                7,951
     Class Y                                                               14,935
  Distribution fees
     Class A                                                            3,234,263
     Class C                                                            9,557,016
     Class R                                                            1,131,106
  Shareholder communications expense                                    7,799,522
  Administrative expense                                                2,061,654
  Custodian fees                                                          359,713
  Registration fees                                                       189,073
  Professional fees                                                       240,559
  Printing expense                                                        109,548
  Fees and expenses of nonaffiliated Trustees                             311,113
  Interest expense                                                         18,088
  Miscellaneous                                                           674,083
--------------------------------------------------------------------------------------------------
     Total expenses                                                                 $  61,923,109
--------------------------------------------------------------------------------------------------
        Net investment income                                                       $ 250,504,502
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS, UNFUNDED LOAN
COMMITMENTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                    $ (23,033,273)
     Futures contracts                                                (29,788,537)
     Swap contracts                                                     3,929,633
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies             (22,733,484)  $ (71,625,661)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                    $ 276,702,746
     Futures contracts                                                  9,032,799
     Swap contracts                                                     1,044,316
     Unfunded loan commitments                                              1,434
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                  54,563   $ 286,835,858
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts, swap contracts, unfunded loan
     commitments and foreign currency transactions:                                 $ 215,210,197
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $ 465,714,699
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 91

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                               Year Ended          Year Ended
                                                               9/30/16             9/30/15
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                 $   250,504,502   $   239,865,401
Net realized gain (loss) on investments, futures contracts,
  swap contracts and foreign currency transactions               (71,625,661)       (4,637,494)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap contracts, unfunded
  loan commitments and foreign currency transactions             286,835,858      (313,756,957)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                  $   465,714,699   $   (78,529,050)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.36 and $0.39 per share, respectively)          $   (44,678,095)  $   (54,050,104)
  Class B* ($0.00 and $0.03 per share, respectively)                      --           (53,363)
  Class C ($0.28 and $0.31 per share, respectively)              (26,642,099)      (32,444,808)
  Class K ($0.41 and $0.43 per share, respectively)               (8,415,235)       (7,112,951)
  Class R ($0.33 and $0.36 per share, respectively)               (7,033,984)       (7,080,283)
  Class Y ($0.39 and $0.42 per share, respectively)             (141,957,264)     (157,607,040)
  Class Z** ($0.00 and $0.35 per share, respectively)                     --        (2,195,708)
Net realized gain:
  Class A ($0.00 and $0.15 per share, respectively)                       --       (20,863,067)
  Class C ($0.00 and $0.15 per share, respectively)                       --       (16,086,663)
  Class K ($0.00 and $0.15 per share, respectively)                       --        (1,843,659)
  Class R ($0.00 and $0.15 per share, respectively)                       --        (2,739,808)
  Class Y ($0.00 and $0.15 per share, respectively)                       --       (56,729,743)
  Class Z** ($0.00 and $0.15 per share, respectively)                     --          (899,446)
-----------------------------------------------------------------------------------------------
         Total distributions to shareowners                  $  (228,726,677)  $  (359,706,643)
===============================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $ 1,785,462,536   $ 2,210,832,005
Reinvestment of distributions                                    150,684,485       242,610,388
Cost of shares repurchased                                    (2,775,441,203)   (2,411,672,784)
-----------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
         from Fund share transactions                        $  (839,294,182)  $    41,769,609
-----------------------------------------------------------------------------------------------
     Net decrease in net assets                              $  (602,306,160)  $  (396,466,084)
NET ASSETS:
Beginning of year                                              6,817,979,869     7,214,445,953
-----------------------------------------------------------------------------------------------
End of year                                                  $ 6,215,673,709   $ 6,817,979,869
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $   (53,785,687)  $   (44,151,771)
===============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Annual Report | 9/30/16

---------------------------------------------------------------------------------------------------
                                Year Ended     Year Ended           Year Ended     Year Ended
                                9/30/16        9/30/16              9/30/15        9/30/15
                                Shares         Amount               Shares         Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                       27,153,106   $     282,661,940      35,505,531   $   382,185,127
Reinvestment of distributions      3,492,826          36,347,047       6,190,308        66,577,413
Less shares repurchased          (44,223,558)       (459,275,122)    (46,368,319)     (497,153,262)
---------------------------------------------------------------------------------------------------
      Net decrease               (13,577,626)  $    (140,266,135)     (4,672,480)  $   (48,390,722)
===================================================================================================
Class B*
Shares sold or exchanged                  --   $              --           3,490   $        37,955
Reinvestment of distributions             --                  --           2,521            27,400
Less shares repurchased                   --                  --      (1,620,761)      (17,601,383)
---------------------------------------------------------------------------------------------------
      Net decrease                        --   $              --      (1,614,750)  $   (17,536,028)
===================================================================================================
Class C
Shares sold                        9,357,478   $      95,083,893      15,053,777   $   158,561,709
Reinvestment of distributions      1,694,953          17,250,062       3,134,588        33,001,686
Less shares repurchased          (25,572,466)       (260,069,382)    (25,038,669)     (262,711,775)
---------------------------------------------------------------------------------------------------
      Net decrease               (14,520,035)  $    (147,735,427)     (6,850,304)  $   (71,148,380)
===================================================================================================
Class K
Shares sold                       11,311,529   $     118,069,730       8,739,234   $    94,026,038
Reinvestment of distributions        410,494           4,287,639         540,222         5,816,466
Less shares repurchased           (6,262,379)        (65,148,099)     (1,632,838)      (17,411,900)
---------------------------------------------------------------------------------------------------
      Net increase                 5,459,644   $      57,209,270       7,646,618   $    82,430,604
===================================================================================================
Class R
Shares sold                        6,017,133   $      63,517,676       6,678,439   $    72,680,467
Reinvestment of distributions        501,558           5,302,860         834,044         9,108,421
Less shares repurchased           (6,218,235)        (65,802,369)     (4,732,392)      (51,477,136)
---------------------------------------------------------------------------------------------------
      Net increase                   300,456   $       3,018,167       2,780,091   $    30,311,752
===================================================================================================
Class Y
Shares sold                      118,180,411   $   1,226,129,297     137,354,707   $ 1,475,202,927
Reinvestment of distributions      8,406,112          87,496,877      11,648,774       125,103,461
Less shares repurchased         (185,041,895)     (1,925,146,231)   (136,726,282)   (1,465,386,004)
---------------------------------------------------------------------------------------------------
      Net increase
           (decrease)            (58,455,372)  $    (611,520,057)     12,277,199   $   134,920,384
===================================================================================================
Class Z**
Shares sold                               --   $              --       2,623,488   $    28,137,782
Reinvestment of distributions             --                  --         275,941         2,975,541
Less shares repurchased                   --                  --      (9,399,920)      (99,931,324)
---------------------------------------------------------------------------------------------------
      Net decrease                        --   $              --      (6,500,491)  $   (68,818,001)
===================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 93

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year         Year         Year
                                                             Ended          Ended          Ended        Ended        Ended
                                                             9/30/16        9/30/15        9/30/14      9/30/13      9/30/12
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    10.36     $    11.02     $    10.92   $    11.21   $    10.63
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.40(a)  $     0.35(a)  $     0.44   $     0.49   $     0.52
   Net realized and unrealized gain (loss) on investments          0.36          (0.47)          0.26        (0.28)        0.69
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.76     $    (0.12)    $     0.70   $     0.21   $     1.21
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.36)    $    (0.39)    $    (0.44)  $    (0.50)  $    (0.53)
   Net realized gain                                                 --          (0.15)         (0.16)          --        (0.10)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.36)    $    (0.54)    $    (0.60)  $    (0.50)  $    (0.63)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     0.40     $    (0.66)    $     0.10   $    (0.29)  $     0.58
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.76     $    10.36     $    11.02   $    10.92   $    11.21
================================================================================================================================
Total return*                                                      7.50%         (1.20)%         6.54%        1.88%       11.69%
Ratio of net expenses to average net assets                        1.04%          1.05%          1.03%        1.02%        1.06%
Ratio of net investment income (loss) to average net assets        3.80%          3.31%          3.99%        4.32%        4.73%
Portfolio turnover rate                                              43%            62%            70%          34%          21%
Net assets, end of period (in thousands)                     $1,289,783     $1,382,327     $1,521,651   $2,068,276   $2,066,993
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Annual Report | 9/30/16

--------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year         Year         Year
                                                             Ended          Ended          Ended        Ended        Ended
                                                             9/30/16        9/30/15        9/30/14      9/30/13      9/30/12
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  10.13       $    10.78     $    10.69   $    10.98   $    10.41
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.32(a)    $     0.28(a)  $     0.35   $     0.40   $     0.43
   Net realized and unrealized gain (loss) on investments        0.36            (0.47)          0.25        (0.27)        0.68
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.68       $    (0.19)    $     0.60   $     0.13   $     1.11
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.28)      $    (0.31)    $    (0.35)  $    (0.42)  $    (0.44)
   Net realized gain                                               --            (0.15)         (0.16)          --        (0.10)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.28)      $    (0.46)    $    (0.51)  $    (0.42)  $    (0.54)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.40       $    (0.65)    $     0.09   $    (0.29)  $     0.57
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.53       $    10.13     $    10.78   $    10.69   $    10.98
================================================================================================================================
Total return*                                                    6.88%           (1.90)%         5.76%        1.11%       10.97%
Ratio of net expenses to average net assets                      1.72%            1.72%          1.73%        1.72%        1.74%
Ratio of net investment income (loss) to average net assets      3.12%            2.63%          3.30%        3.62%        4.05%
Portfolio turnover rate                                            43%              62%            70%          34%          21%
Net assets, end of period (in thousands)                     $913,048       $1,026,245     $1,165,468   $1,266,995   $1,305,498
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 95

--------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year
                                                             Ended          Ended          Ended        12/20/12 to
                                                             9/30/16        9/30/15        9/30/14      9/30/13
--------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $  10.38       $  11.03       $  10.94     $ 11.31
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.44(b)    $   0.40(b)    $   0.48     $  0.43
   Net realized and unrealized gain (loss) on investments        0.37          (0.47)          0.25       (0.37)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.81       $  (0.07)      $   0.73     $  0.06
--------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.41)      $  (0.43)      $  (0.48)    $ (0.43)
   Net realized gain                                               --          (0.15)         (0.16)         --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.41)      $  (0.58)      $  (0.64)    $ (0.43)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.40       $  (0.65)      $   0.09     $ (0.37)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.78       $  10.38       $  11.03     $ 10.94
====================================================================================================================
Total return*                                                    7.96%         (0.69)%         6.87%**     0.69%(a)
Ratio of net expenses to average net assets                      0.62%          0.61%          0.62%**     0.63%**
Ratio of net investment income (loss) to average net assets      4.20%          3.75%          4.37%       4.79%**
Portfolio turnover rate                                            43%            62%            70%         34%
Net assets, end of period (in thousands)                     $267,495       $200,927       $129,110     $93,041
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not annualized.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Strategic Income Fund | Annual Report | 9/30/16

------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year         Year         Year
                                                             Ended          Ended          Ended        Ended        Ended
                                                             9/30/16        9/30/15        9/30/14      9/30/13      9/30/12
------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  10.52       $  11.19       $  11.10     $  11.39     $  10.80
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.37(a)    $   0.32(a)    $   0.40     $   0.46     $   0.48
   Net realized and unrealized gain (loss) on investments        0.37          (0.48)          0.26        (0.28)        0.71
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.74       $  (0.16)      $   0.66     $   0.18     $   1.19
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.33)      $  (0.36)      $  (0.41)    $  (0.47)    $  (0.50)
   Net realized gain                                               --          (0.15)         (0.16)          --        (0.10)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.33)      $  (0.51)      $  (0.57)    $  (0.47)    $  (0.60)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.41       $  (0.67)      $   0.09     $  (0.29)    $   0.59
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.93       $  10.52       $  11.19     $  11.10     $  11.39
==============================================================================================================================
Total return*                                                    7.17%         (1.54)%         6.04%        1.58%       11.35%
Ratio of net expenses to average net assets                      1.35%          1.38%          1.42%        1.34%        1.44%
Ratio of net investment income (loss) to average net assets      3.49%          2.98%          3.59%        4.00%        4.36%
Portfolio turnover rate                                            43%            62%            70%          34%          21%
Net assets, end of period (in thousands)                     $232,545       $220,653       $203,529     $201,797     $209,561
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 97

--------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year         Year         Year
                                                             Ended          Ended          Ended        Ended        Ended
                                                             9/30/16        9/30/15        9/30/14      9/30/13      9/30/12
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    10.36     $    11.01     $    10.92   $    11.22   $    10.64
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.43(a)  $     0.39(a)  $     0.47   $     0.52   $     0.55
   Net realized and unrealized gain (loss) on investments          0.36          (0.47)          0.25        (0.28)        0.69
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.79     $    (0.08)    $     0.72   $     0.24   $     1.24
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.39)    $    (0.42)    $    (0.47)  $    (0.54)  $    (0.56)
   Net realized gain                                                 --          (0.15)         (0.16)          --        (0.10)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.39)    $    (0.57)    $    (0.63)  $    (0.54)  $    (0.66)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     0.40     $    (0.65)    $     0.09   $    (0.30)  $     0.58
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.76     $    10.36     $    11.01   $    10.92   $    11.22
================================================================================================================================
Total return*                                                      7.84%         (0.81)%         6.78%        2.10%       12.05%
Ratio of net expenses to average net assets                        0.73%          0.73%          0.73%        0.74%        0.73%
Ratio of net investment income (loss) to average net assets        4.11%          3.62%          4.27%        4.61%        5.05%
Portfolio turnover rate                                              43%            62%            70%          34%          21%
Net assets, end of period (in thousands)                     $3,512,802     $3,987,828     $4,105,600   $3,483,106   $2,864,391
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Strategic Income Fund | Annual Report | 9/30/16

Notes to Financial Statements | 9/30/16

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements:

                      Pioneer Strategic Income Fund | Annual Report | 9/30/16 99

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

100 Pioneer Strategic Income Fund | Annual Report | 9/30/16

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 101

     At September 30, 2016, seven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.2% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in

102 Pioneer Strategic Income Fund | Annual Report | 9/30/16 the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2016, the Fund did not have any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed for the prior three years remain subject to examination by federal and state tax authorities.

     In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of September 30, 2016, the Fund had accrued $25,923 in reserve for repatriation taxes related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At September 30, 2016, the Fund reclassified $31,411,741 to increase distributions in excess of net investment income and $31,411,741 to decrease accumulated net realized loss on investments, forward foreign currency transactions, futures contracts, and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At September 30, 2016, the Fund was permitted to carry forward indefinitely $9,468,737 of short-term losses and $67,705,963 of long-term losses under the Regulated Investment Company Modernization Act of 2010, without limitation.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 103

     The Fund has elected to defer $19,320,273 of currency losses recognized between October 1, 2015 and September 30, 2016 to its fiscal year ending September 30, 2017.

     The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

     -----------------------------------------------------------------------------
                                                              2016            2015
     -----------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                  $228,726,677    $262,472,969
     Long-term capital gain                                     --      97,233,674
     -----------------------------------------------------------------------------
          Total                                       $228,726,677    $359,706,643
     =============================================================================

     The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2016:

     -----------------------------------------------------------------------------
                                                                              2016
     -----------------------------------------------------------------------------
     Distributable earnings:
     Current year dividend payable                                   $ (17,496,618)
     Capital loss carryforward                                         (77,174,700)
     Current year late year currency loss                              (19,320,273)
     Net unrealized appreciation                                       114,298,228
     -----------------------------------------------------------------------------
          Total                                                      $     306,637
     =============================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency contracts, futures contracts, credit default swaps, interest on defaulted bonds, interest accruals on preferred stock and treasury inflated protected securities.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $105,170 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2016.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are

104 Pioneer Strategic Income Fund | Annual Report | 9/30/16 allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders). At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 105

I.   Insurance-linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

106 Pioneer Strategic Income Fund | Annual Report | 9/30/16

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2016 was $11,518,175 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended September 30, 2016 was $(1,324,526,634).

     At September 30, 2016, open futures contracts were as follows:

     ----------------------------------------------------------------------------------------------
                                       Number of                                     Unrealized
                         Counter-      Contracts      Settlement                     Appreciation/
     Description         party         Long/(Short)   Month      Value               (Depreciation)
     ----------------------------------------------------------------------------------------------
     U.S. Long Bond      Citibank N.A.      237       12/16      $     39,853,031    $   (528,844)
     U.S. 10 Year Note   Citibank N.A.   (7,642)      12/16        (1,002,057,250)      1,066,828
     U.S. 5 Year Note    Citibank N.A.   (2,096)      12/16          (254,696,750)       (293,747)
     U.S. 2 Year Note    Citibank N.A.      730       12/16           159,482,188          65,000
     U.S. Ultra Bond     Citibank N.A.      494       12/16            90,834,250      (1,601,767)
     U.S. 10 Year
        Ultra Bond       Citibank N.A.     (907)      12/16          (130,749,719)        287,453
     ----------------------------------------------------------------------------------------------
     Total                                                       $ (1,097,334,250)    $(1,005,077)
     ----------------------------------------------------------------------------------------------

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 107 held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

L.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

108 Pioneer Strategic Income Fund | Annual Report | 9/30/16

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at September 30, 2016 was $2,800,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities.

     Open credit default swap contracts at September 30, 2016 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended September 30, 2016 was $4,713,758.

M.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 109

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2016, the effective annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $197,929 at September 30, 2016.

3. Transfer Agent

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended September 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $2,005,510
Class C                                                                  926,733
Class K                                                                    2,393
Class R                                                                  520,501
Class Y                                                                4,344,385
--------------------------------------------------------------------------------
  Total                                                               $7,799,522
================================================================================

110 Pioneer Strategic Income Fund | Annual Report | 9/30/16

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $81,459 in distribution fees payable to PFD at September 30, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2016, CDSCs in the amount of $69,063 were paid to PFD.

5. Forward Foreign Currency Contracts

At September 30, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended September 30, 2016 was $(283,185,537).

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 111

Open forward foreign currency contracts at September 30, 2016 were as follows:

--------------------------------------------------------------------------------------------------------------
                                                 In
Currency                       Currency          Exchange                            Settlement   Unrealized
Sold           Deliver         Purchased         For               Counterparty      Date         Appreciation
--------------------------------------------------------------------------------------------------------------
USD               44,261,501   IDR               584,694,430,446   BNY Mellon        10/21/2016   $   422,604
                               (Indonesian
                               Rupiah)
GBP (British      13,007,306   USD                    17,350,426   Citibank NA       10/06/2016       465,496
Pound
Sterling)
MXN              450,622,475   USD                    24,230,796   JP Morgan         10/07/2016       993,379
(Mexican                                                           Chase Bank
Peso)
EUR (Euro)        99,145,000   USD                   111,732,647   BNY Mellon        11/30/2016        25,384
USD               36,661,930   MXN                   715,255,927   Goldman Sachs     11/03/2016       104,592
                               (Mexican                            International
                               Peso)
USD               34,517,414   NOK                   278,200,000   Bank of           12/05/2016       270,927
                               (Norwegian                          America NA
                               Krone
--------------------------------------------------------------------------------------------------------------
Total                                                                                             $ 2,282,382
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
                                                 In
Currency                       Currency          Exchange                            Settlement   Unrealized
Sold           Deliver         Purchased         For               Counterparty      Date         Depreciation
--------------------------------------------------------------------------------------------------------------
USD               37,633,288   MXN                   714,711,958   JP Morgan         10/03/2016   $  (764,434)
                               (Mexican Peso)                      Chase Bank
USD              111,471,698   EUR (Euro)             99,145,000   BNY Mellon        10/03/2016       (57,549)
EUR (Euro)        99,228,320   USD                   111,475,675   Societe Generale  10/03/2016       (32,105)
JPY            4,050,568,672   USD                    39,819,595   Goldman Sachs     12/08/2016      (236,277)
(Japanese                                                          International
 Yen)
AUD               24,158,370   USD                    18,056,529   JP Morgan         11/16/2016      (436,176)
(Australian                                                        Chase Bank
Dollar)
EUR (Euro)        13,778,929   GBP (British           11,753,272   JP Morgan         10/06/2016      (228,420)
                               Pound Sterling)                     Chase Bank
NZD (New         139,061,445   USD                   101,043,784   JP Morgan         11/21/2016       (70,119)
Zealand                                                            Chase Bank
Dollar)
EUR (Euro)         3,588,472   USD                     4,026,298   JP Morgan         10/26/2016       (10,469)
                                                                   Chase Bank
EUR (Euro)        13,934,887   USD                    15,664,638   Citibank NA       11/30/2016       (35,882)
MXN (Mexican     715,255,927   USD                    36,778,811   Goldman Sachs     10/03/2016      (118,104)
Peso)                                                              International
--------------------------------------------------------------------------------------------------------------
Total                                                                                             $(1,989,535)
==============================================================================================================

112 Pioneer Strategic Income Fund | Annual Report | 9/30/16

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended September 30, 2016, the average daily amount of borrowings outstanding during the period was $22,671,429. The related weighted average annualized interest rate for the period was 1.23%, and the total interest expense on such borrowings was $18,088, which is included in interest expense, located on the Statement of Operations. As of September 30, 2016, there were no borrowings outstanding.

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 113 amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities, with the exception of forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Fund as of September 30, 2016.

--------------------------------------------------------------------------------------------------
                    Derivative
                    Assets
                    Subject to       Derivatives       Non-Cash       Cash           Net Amount
                    Master Netting   Available         Collateral     Collateral     of Derivative
Counterparty        Agreement        for Offset        Received (a)   Received (a)   Assets (b)
--------------------------------------------------------------------------------------------------
Bank of America NA  $  270,927       $         --      $       --     $       --     $   270,927
BNY Mellon             447,988            (57,549)             --             --         390,439
Citibank NA            465,496                 --              --             --         465,496
Goldman Sachs
 International         104,592           (104,592)             --             --              --
JP Morgan
 Chase Bank          1,027,512         (1,027,512)             --             --              --
--------------------------------------------------------------------------------------------------
 Total              $2,316,515       $ (1,189,653)     $       --     $       --     $ 1,126,862
==================================================================================================

114 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------
                    Derivative
                    Liabilities
                    Subject to       Derivatives        Non-Cash      Cash           Net Amount
                    Master Netting   Available          Collateral    Collateral     of Derivative
Counterparty        Agreement        for Offset         Pledged (a)   Pledged (a)    Liabilities (c)
----------------------------------------------------------------------------------------------------
Bank of America NA  $        --      $         --       $       --    $       --     $         --
BNY Mellon               57,549           (57,549)              --            --               --
Citibank NA              35,882                --               --            --           35,882
Goldman Sachs
 International          354,381          (104,592)              --            --          249,789
JP Morgan
 Chase Bank           1,543,751        (1,027,512)              --            --          516,239
Morgan Stanley
 Capital
 Services LLC           443,433                --               --      (443,433)              --
Societe Generale         32,105                --               --            --           32,105
----------------------------------------------------------------------------------------------------
  Total             $ 2,467,101      $ (1,189,653)      $       --    $ (443,433)    $    834,015
====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8.   Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 115

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2016 was as follows:

--------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                           Foreign
                            Interest         Credit        Exchange     Equity     Commodity
                            Rate Risk        Risk          Rate Risk    Risk       Risk
--------------------------------------------------------------------------------------------
Assets
Unrealized appreciation
 of forward foreign
 currency contracts         $           --   $        --   $2,316,515   $   --     $   --
Unrealized appreciation
 on futures contracts*           1,419,281            --           --       --         --
Unrealized appreciation
 on centrally cleared
 swap contracts                         --     1,263,611           --       --         --
--------------------------------------------------------------------------------------------
Total Value                 $    1,419,281   $ 1,263,611   $2,316,515   $   --     $   --
============================================================================================

--------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                           Foreign
                            Interest         Credit        Exchange     Equity     Commodity
                            Rate Risk        Risk          Rate Risk    Risk       Risk
--------------------------------------------------------------------------------------------
Liabilities
Unrealized depreciation
 of forward foreign
 currency contracts         $           --   $        --   $2,023,668   $   --     $   --
Unrealized depreciation
 on futures contracts*           2,424,358            --           --       --         --
Unrealized depreciation
 on swap contracts                      --       443,433           --       --         --
--------------------------------------------------------------------------------------------
Total Value                 $    2,424,358   $   443,433   $2,023,668   $   --     $   --
============================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

116 Pioneer Strategic Income Fund | Annual Report | 9/30/16

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2016 was as follows:

---------------------------------------------------------------------------------------------
Statement of Operations
                                                           Foreign
                            Interest         Credit        Exchange       Equity    Commodity
                            Rate Risk        Risk          Rate Risk      Risk      Risk
---------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts             $           --   $3,929,633    $         --   $    --   $    --
 Futures contracts             (29,788,537)          --              --        --        --
 Forward foreign
  currency contracts*                   --           --     (20,871,045)       --        --
---------------------------------------------------------------------------------------------
 Total Value                $  (29,788,537)  $3,929,633    $(20,871,045)  $    --   $    --
---------------------------------------------------------------------------------------------
 Change in net unrealized
 appreciation
 (depreciation) on
 Swap contracts             $           --   $1,044,316    $         --   $    --   $    --
 Futures contracts               9,032,799           --              --        --        --
 Forward foreign
  currency contracts*                   --           --        (556,049)       --        --
---------------------------------------------------------------------------------------------
 Total Value                $    9,032,799   $1,044,316    $   (556,049)  $    --   $    --
---------------------------------------------------------------------------------------------

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations

As of September 30, 2016, the Fund had the following unfunded loan commitments outstanding:

---------------------------------------------------------------------------------------
                                                                          Unrealized
                                                                          Appreciation/
Loan                                Principal    Cost        Value        Depreciation
---------------------------------------------------------------------------------------
Allied Universal Holdco LLC,
   Amendment Delayed Draw
   Term Loan, 7/28/22               105,080      $104,073    $105,507     $ 1,434
---------------------------------------------------------------------------------------
Total                                                                     $ 1,434
=======================================================================================

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 117

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Strategic Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income Fund (the "Fund"), as of September 30, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended September 30, 2013, and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated November 22, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/ s / Deloitte & Touche LLP

Boston, Massachusetts
November 22, 2016

118 Pioneer Strategic Income Fund | Annual Report | 9/30/16

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 76.55%.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 119

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

120 Pioneer Strategic Income Fund | Annual Report | 9/30/16

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 121

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients; or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

122 Pioneer Strategic Income Fund | Annual Report | 9/30/16

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 123 relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

124 Pioneer Strategic Income Fund | Annual Report | 9/30/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 125

Independent Trustees

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held With the Fund    Length of Service           Principal Occupation                    Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)           Trustee since 2006.         Private investor (2004 - 2008 and 2013  Director, Broadridge Financial
Chairman of the Board          Serves until a successor    - present); Chairman (2008 - 2013) and  Solutions, Inc. (investor
and Trustee                    trustee is elected or       Chief Executive Officer (2008 - 2012),  communications and securities
                               earlier retirement or       Quadriserv, Inc. (technology products   processing provider for
                               removal.                    for securities lending industry); and   financial services industry)
                                                           Senior Executive Vice President, The    (2009 - present); Director,
                                                           Bank of New York (financial and         Quadriserv, Inc. (2005 -
                                                           securities services) (1986 - 2004)      2013); and Commissioner, New
                                                                                                   Jersey State Civil Service
                                                                                                   Commission (2011 - present)
----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)             Trustee since 2005.         Managing Partner, Federal City Capital  Director of New York Mortgage
Trustee                        Serves until a successor    Advisors (corporate advisory services   Trust (publicly-traded
                               trustee is elected or       company) (1997 - 2004 and 2008 -        mortgage REIT) (2004 - 2009,
                               earlier retirement or       present); Interim Chief Executive       2012 - present); Director of
                               removal.                    Officer, Oxford Analytica, Inc.         The Swiss Helvetia Fund, Inc.
                                                           (privately-held research and consulting (closed-end fund) (2010 -
                                                           company) (2010); Executive Vice         present); Director of Oxford
                                                           President and Chief Financial Officer,  Analytica, Inc. (2008 -
                                                           I-trax, Inc. (publicly traded health    present); and Director of
                                                           care services company) (2004 - 2007);   Enterprise Community
                                                           and Executive Vice President and Chief  Investment, Inc.
                                                           Financial Officer, Pedestal Inc.        (privately-held affordable
                                                           (internet-based mortgage trading        housing finance company) (1985
                                                           company) (2000 - 2002); Private         - 2010)
                                                           consultant (1995 - 1997), Managing
                                                           Director, Lehman Brothers (investment
                                                           banking firm) (1992 - 1995); and
                                                           Executive, The World Bank (1979 - 1992)
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)      Trustee since 2008.         William Joseph Maier Professor of       Trustee, Mellon Institutional
Trustee                        Serves until a successor    Political Economy, Harvard University   Funds Investment Trust and
                               trustee is elected or       (1972 - present)                        Mellon Institutional Funds
                               earlier retirement or                                               Master Portfolio (oversaw 17
                               removal.                                                            portfolios in fund complex)
                                                                                                   (1989 - 2008)
----------------------------------------------------------------------------------------------------------------------------------

126 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                   Other Directorships
Position Held With the Fund    Length of Service           Principal Occupation                     Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)      Trustee since 1999.         Founding Director, Vice President and    None
Trustee                        Serves until a successor    Corporate Secretary, The Winthrop
                               trustee is elected or       Group, Inc. (consulting firm) (1982 -
                               earlier retirement or       present); Desautels Faculty of
                               removal.                    Management, McGill University (1999 -
                                                           present); and Manager of Research
                                                           Operations and Organizational Learning,
                                                           Xerox PARC, Xerox's advance research
                                                           center (1990 - 1994)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)       Trustee since 1999.         President and Chief Executive Officer,   Director of New America High
Trustee                        Serves until a successor    Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                               trustee is elected or       banking firm) (1981 - present)           investment company) (2004 -
                               earlier retirement or                                                present); and Member, Board
                               removal.                                                             of Governors, Investment
                                                                                                    Company Institute (2000 -
                                                                                                    2006)
----------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)         Trustee since 2014.         Consultant (investment company           None
Trustee                        Serves until a successor    services) (2012 - present); Executive
                               trustee is elected or       Vice President, BNY Mellon (financial
                               earlier retirement or       and investment company services) (1969
                               removal.                    - 2012); Director, BNY International
                                                           Financing Corp. (financial services)
                                                           (2002 - 2012); and Director, Mellon
                                                           Overseas Investment Corp. (financial
                                                           services) (2009 - 2012)
----------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 127

Interested Trustee

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held With the Fund    Length of Service            Principal Occupation                   Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*        Trustee since 2014.          Director and Executive Vice President  None
Trustee                        Serves until a successor     (since 2008) and Chief Investment
                               trustee is elected or        Officer, U.S. (since 2010) of
                               earlier retirement or        PIM-USA; Executive Vice President of
                               removal.                     Pioneer (since 2008); Executive Vice
                                                            President of Pioneer Institutional
                                                            Asset Management, Inc. (since 2009);
                                                            and Portfolio Manager of Pioneer
                                                            (since 1999)
----------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

128 Pioneer Strategic Income Fund | Annual Report | 9/30/16

Advisory Trustee

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held With the Fund    Length of Service           Principal Occupation                    Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**        Advisory Trustee since      Chief Investment Officer, 1199 SEIU     Trustee of Pioneer closed-end
Advisory Trustee               2014.                       Funds (healthcare workers union         investment companies (5
                                                           pension funds) (2001 - present); Vice   portfolios) (Sept. 2015 -
                                                           President - International Investments   present)
                                                           Group, American International Group,
                                                           Inc. (insurance company) (1993 -
                                                           2001); Vice President Corporate
                                                           Finance and Treasury Group, Citibank,
                                                           N.A. (1980 - 1986 and 1990 - 1993);
                                                           Vice President - Asset/Liability
                                                           Management Group, Federal Farm Funding
                                                           Corporation (government-sponsored
                                                           issuer of debt securities) (1988 -
                                                           1990); Mortgage Strategies Group,
                                                           Shearson Lehman Hutton, Inc.
                                                           (investment bank) (1987 - 1988); and
                                                           Mortgage Strategies Group, Drexel
                                                           Burnham Lambert, Ltd. (investment
                                                           bank) (1986 - 1987)
----------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 129

Fund Officers

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held With the Fund    Length of Service           Principal Occupation                    Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)             Since 2014. Serves          Chair, Director, CEO and President of   Trustee of Pioneer closed-end
President and                  at the discretion of the    Pioneer Investment Management-USA       investment companies (5
Chief Executive Officer        Board.                      (since September 2014); Chair,          portfolios) (Sept. 2015 -
                                                           Director, CEO and President of Pioneer  present)
                                                           Investment Management, Inc. (since
                                                           September 2014); Chair, Director, CEO
                                                           and President of Pioneer Funds
                                                           Distributor, Inc. (since September
                                                           2014); Chair, Director, CEO and
                                                           President of Pioneer Institutional
                                                           Asset Management, Inc. (since
                                                           September 2014); and Chair, Director,
                                                           and CEO of Pioneer Investment
                                                           Management Shareholder Services, Inc.
                                                           (since September 2014); Managing
                                                           Director, Morgan Stanley Investment
                                                           Management (2010 - 2013); and Director
                                                           of Institutional Business, CEO of
                                                           International, Eaton Vance Management
                                                           (2005 - 2010)
----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)     Since 2003. Serves          Vice President and Associate General    None
Secretary and                  at the discretion of the    Counsel of Pioneer since January 2008;
Chief Legal Officer            Board.                      Secretary and Chief Legal Officer of
                                                           all of the Pioneer Funds since June
                                                           2010; Assistant Secretary of all of
                                                           the Pioneer Funds from September 2003
                                                           to May 2010; and Vice President and
                                                           Senior Counsel of Pioneer from July
                                                           2002 to December 2007
----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)         Since 2010. Serves          Fund Governance Director of Pioneer     None
Assistant Secretary            at the discretion of the    since December 2006 and Assistant
                               Board.                      Secretary of all the Pioneer Funds
                                                           since June 2010; Manager - Fund
                                                           Governance of Pioneer from December
                                                           2003 to November 2006; and Senior
                                                           Paralegal of Pioneer from January 2000
                                                           to November 2003
----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)              Since 2010. Serves          Senior Counsel of Pioneer since May     None
Assistant Secretary            at the discretion of the    2013 and Assistant Secretary of all
                               Board.                      the Pioneer Funds since June 2010; and
                                                           Counsel of Pioneer from June 2007 to
                                                           May 2013
----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)           Since 2008. Serves          Vice President - Fund Treasury of       None
Treasurer and                  at the discretion of the    Pioneer; Treasurer of all of the
Chief Financial and            Board.                      Pioneer Funds since March 2008; Deputy
Accounting Officer                                         Treasurer of Pioneer from March 2004
                                                           to February 2008; and Assistant
                                                           Treasurer of all of the Pioneer Funds
                                                           from March 2004 to February 2008
----------------------------------------------------------------------------------------------------------------------------------

130 Pioneer Strategic Income Fund | Annual Report | 9/30/16

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held With the Fund    Length of Service           Principal Occupation                    Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)          Since 2000. Serves           Director - Fund Treasury of Pioneer;   None
Assistant Treasurer            at the discretion of the     and Assistant Treasurer of all of the
                               Board.                       Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)             Since 2002. Serves           Fund Accounting Manager - Fund         None
Assistant Treasurer            at the discretion of the     Treasury of Pioneer; and Assistant
                               Board.                       Treasurer of all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)          Since 2009. Serves           Fund Administration Manager - Fund     None
Assistant Treasurer            at the discretion of the     Treasury of Pioneer since November
                               Board.                       2008; Assistant Treasurer of all of
                                                            the Pioneer Funds since January 2009;
                                                            and Client Service Manager -
                                                            Institutional Investor Services at
                                                            State Street Bank from March 2003 to
                                                            March 2007
----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)           Since 2010. Serves           Chief Compliance Officer of Pioneer    None
Chief Compliance Officer       at the discretion of the     and of all the Pioneer Funds since
                               Board.                       March 2010; Chief Compliance Officer
                                                            of Pioneer Institutional Asset
                                                            Management, Inc. since January 2012;
                                                            Chief Compliance Officer of
                                                            Vanderbilt Capital Advisors, LLC
                                                            since July 2012: Director of Adviser
                                                            and Portfolio Compliance at Pioneer
                                                            since October 2005; and Senior
                                                            Compliance Officer for Columbia
                                                            Management Advisers, Inc. from
                                                            October 2003 to October 2005
----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)           Since 2006. Serves           Director - Transfer Agency Compliance  None
Anti-Money Laundering Officer  at the discretion of the     of Pioneer and Anti-Money Laundering
                               Board.                       Officer of all the Pioneer Funds
                                                            since 2006
----------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/16 131

                           This page for your notes.

132 Pioneer Strategic Income Fund | Annual Report | 9/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19437-10-1116

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $93,917 payable to Deloitte & Touche LLP for the year ended
September 30, 2016 and $91,026 for the year ended Septemmber 30, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,778
payable to Deloitte & Touche LLP for the year ended
September 30, 2016 and $8,750 for the year ended September 30, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30 2016 and 2015, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,778 payable to Deloitte & Touche LLP for the year ended
September 30, 2016 and $8,750 for the year ended September 30, 2015.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 28, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 28, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 28, 2016

* Print the name and title of each signing officer under his or her signature.